UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08134

Eaton Vance Municipals Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

January 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

High Yield Municipal Income Fund

Annual Report

January 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2019

Eaton Vance

High Yield Municipal Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	31

Federal Tax Information	32

Special Meeting of Shareholders	33

Management and Organization	34

Important Notices	37

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended January 31, 2019, was positive for the municipal bond market, with the Bloomberg Barclays Municipal Bond Index,2 a broad measure of the asset class, returning 3.26%.

Bond performance, however, varied considerably across the AAA7 municipal yield curve.9 During the period, rates rose and bond prices fell in the 0–2 year and 19–30 year areas of the curve. But rates declined in the 3–18 year segment of the curve, with the largest declines — and the strongest bond price performance — occurring in the 10–12 year part of the curve. As a result, the front end of the municipal yield curve — 1–9 years — generally flattened while the back end — 10–30 years — steepened. In addition, lower-rated bonds generally outperformed higher-rated issues during the period. Municipal bonds outperformed comparable U.S. Treasurys in the 1–10 year area of the yield curve, while Treasurys outperformed municipals across the remainder of the curve.

As the period opened in February 2018, signs of increasing inflation, higher wage growth and fears that recent tax legislation might overheat the economy were pushing interest rates up and bond prices down. Upward pressure on short-term rates continued in March and June 2018 as the U.S. Federal Reserve Board (the Fed) delivered its first two rate hikes of the year. At the long end of the curve, however, fluctuating perceptions of geopolitical risk were a primary driver of rates from April through the end of August 2018. Investors toggled between concern that the U.S. was initiating a global trade war and optimism about economic growth and a potential detente between the U.S. and North Korea.

In September 2018, the Fed hiked the federal funds rate again, which pushed up both U.S. Treasury and municipal rates across the curve. In October 2018, a strong U.S. employment report and easing concerns about Italy’s national budget crisis continued the upward pressure on longer-term rates. But as 2018 came to a close, investors became increasingly concerned about a trade war with China, a potential government shutdown and dovish comments by the Fed that led the futures market to project the possibility of no further rate hikes in 2019. The result was a “flight to quality” by bond investors that pushed longer-term bond prices up and rates down in December 2018.

The first month of 2019, in contrast, was relatively quiet for bonds. As investors waited to see the outcome of the longest-ever U.S. government shutdown, municipal interest rates were virtually unchanged in January.

Fund Performance

For the 12-month period ended January 31, 2019, Eaton Vance High Yield Municipal Income Fund (the Fund) returned 3.29% for Class A shares at net asset value (NAV), performing approximately in line with the 3.26% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index (the Index), but underperforming the 5.77% return of the Fund’s secondary benchmark, the Bloomberg Barclays High Yield Long (22+) Municipal Bond Index.

The Fund primarily invests in high yield municipal obligations — defined as securities rated BBB or below — whereas the Index, reflecting the broad municipal market, had a significantly smaller weight in BBB-rated and below investment-grade issues throughout the fiscal year. In general, high yield municipal bonds experienced strong investor demand during the period and high yield municipal funds saw strong inflows. For most of the period, these factors helped drive up prices and put downward pressure on yields, leading high yield municipal bonds to generally outperform investment-grade municipal bonds during the period.

The Fund seeks to enhance tax-exempt income by entering into residual interest bond transactions6 and investing the proceeds in additional municipal securities, creating leverage within the Fund. Leverage has the effect of magnifying the Fund’s exposure to its underlying investments in both up and down markets. During this period, however, the net effect of leverage was not a meaningful contributor to, or detractor from performance versus the unleveraged Index.

Contributors to Fund performance versus the Index during the period included an overweight position, relative to the Index, in the health care sector, one of the best-performing sectors within the Index during the period, security selection and an overweight position in Illinois bonds and the favorable resolution of a distressed bond owned by the Fund. By period end, the bond was sold out of the Fund.

In contrast, detractors from Fund performance relative to the Index included security selection in zero-coupon bonds, the best-performing coupon structure in the Index during the period, security selection in Texas bonds and the Fund’s hedging strategy, which uses Treasury futures to various degrees.

As a risk-management tactic within the Fund’s overall strategy, interest-rate hedging is intended to moderate performance in both up and down markets. During a period when the Fund delivered positive performance, the Fund’s hedging strategy mitigated some of that positive performance and, thus, detracted from Fund performance relative to the unhedged Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/07/1995	08/07/1995	3.29%	5.99%	8.36%
Class A with 4.75% Maximum Sales Charge	—	—	–1.58	4.97	7.83
Class B at NAV	08/07/1995	08/07/1995	2.52	5.21	7.54
Class B with 5% Maximum Sales Charge	—	—	–2.46	4.88	7.54
Class C at NAV	06/18/1997	08/07/1995	2.60	5.22	7.54
Class C with 1% Maximum Sales Charge	—	—	1.61	5.22	7.54
Class I at NAV	05/09/2007	08/07/1995	3.67	6.28	8.63
Bloomberg Barclays Municipal Bond Index	—	—	3.26%	3.57%	4.55%
Bloomberg Barclays High Yield Long (22+) Municipal Bond Index	—	—	5.77	7.51	10.24

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.92%	1.67%	1.67%	0.67%

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.97%	3.19%	3.20%	4.22%
Taxable-Equivalent Distribution Rate		6.71	5.39	5.41	7.13
SEC 30-day Yield		2.68	2.10	2.09	3.07
Taxable-Equivalent SEC 30-day Yield		4.53	3.55	3.54	5.19

% Total Leverage[6]
Residual Interest Bond (RIB) Financing					7.15%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	01/31/2009	$20,697	N.A.
Class C	$10,000	01/31/2009	$20,697	N.A.
Class I	$250,000	01/31/2009	$572,350	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays High Yield Long (22+) Municipal Bond Index is an unmanaged index of high-yield municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

[9]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term rates fall and/or short-term rates increase, and the yield curve steepens when long-term rates increase and/or short-term rates fall.

Fund profile subject to change due to active management.

5

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 – January 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/18)	Ending Account Value (1/31/19)	Expenses Paid During Period* (8/1/18 – 1/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,014.70	$5.03	0.99%
Class B	$1,000.00	$1,010.80	$8.77	1.73%
Class C	$1,000.00	$1,010.50	$8.77	1.73%
Class I	$1,000.00	$1,015.90	$3.76	0.74%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$5.04	0.99%
Class B	$1,000.00	$1,016.50	$8.79	1.73%
Class C	$1,000.00	$1,016.50	$8.79	1.73%
Class I	$1,000.00	$1,021.50	$3.77	0.74%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2018.

6

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Portfolio of Investments

Tax-Exempt Municipal Securities — 101.4%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 1.1%

New York City Industrial Development Agency, NY, (Brooklyn Navy Yard Cogeneration Partners, L.P.), (AMT), 5.65%, 10/1/28	$3,750	$3,755,737

New York City Industrial Development Agency, NY, (Brooklyn Navy Yard Cogeneration Partners, L.P.), (AMT), 5.75%, 10/1/36	8,045	8,057,631

Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(1)	567	170,156

		$11,983,524

Education — 4.0%

California Educational Facilities Authority, (Art Center College of Design), 5.00%, 12/1/44	$3,000	$3,355,380

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/34	1,225	1,405,810

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/36	1,250	1,421,150

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/38	1,500	1,689,525

Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.), 5.375%, 6/15/38(2)	545	538,825

Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.), 5.375%, 6/15/48(2)	1,020	991,328

Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/33	200	222,178

Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/34	240	266,114

Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/41	400	433,144

Florida Higher Educational Facilities Financing Authority, (Jacksonville University), 5.00%, 6/1/48(2)	750	775,943

Forest Grove, OR, (Pacific University), 5.00%, 5/1/40	1,070	1,118,054

Massachusetts Development Finance Agency, (Wentworth Institute of Technology), 5.00%, 10/1/46	4,000	4,313,400

New York Dormitory Authority, (Cornell University), 5.00%, 7/1/34(3)	10,000	10,131,400

Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,325	1,444,740

Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/35	1,000	1,128,330

Romeoville, IL, (Lewis University), 5.00%, 10/1/27	1,000	1,099,850

Romeoville, IL, (Lewis University), 5.00%, 10/1/29	1,000	1,088,180

Romeoville, IL, (Lewis University), 5.00%, 10/1/30	1,000	1,081,830

Romeoville, IL, (Lewis University), 5.00%, 10/1/35	2,000	2,122,680

University of California, 5.00%, 5/15/38(3)	10,000	11,064,200

		$45,692,061

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 3.0%

Apache County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.50%, 3/1/30	$3,845	$4,026,984

Arkansas River Power Authority, CO, 5.00%, 10/1/31	1,500	1,662,225

Arkansas River Power Authority, CO, 5.00%, 10/1/32	1,500	1,657,080

Arkansas River Power Authority, CO, 5.00%, 10/1/38	2,825	3,044,644

Burke County Development Authority, GA, (Oglethorpe Power Corp.), 4.125%, 11/1/45	13,750	13,411,750

Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	730	743,089

Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (AMT), 4.00%, 3/1/37	7,500	7,577,250

Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.00%, 9/1/29	1,520	1,579,645

Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 5.25%, 10/1/40	210	219,107

Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	320	324,720

		$34,246,494

Escrowed / Prerefunded — 3.1%

Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.00%, 7/15/30	$1,150	$1,198,035

Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.25%, 7/15/40	1,290	1,346,902

Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.375%, 7/15/43	700	731,696

Dawson Ridge Metropolitan District No. 1, CO, Escrowed to Maturity, 0.00%, 10/1/22	3,500	3,263,680

Hawaii Department of Budget and Finance, (Hawaii Pacific Health Obligated Group), Prerefunded to 7/1/20, 5.50%, 7/1/40	6,555	6,895,401

Johnson City Health and Educational Facilities Board, TN, (Mountain States Health Alliance), Prerefunded to 7/1/20, 6.00%, 7/1/38	3,335	3,531,265

Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 6.75%, 1/1/36	1,205	1,316,137

Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), Prerefunded to 7/1/19, 5.125%, 7/1/31	2,500	2,535,575

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	150	159,793

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	195	207,732

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.45%, 12/1/35	1,125	1,200,465

Southwestern Illinois Development Authority, (Memorial Group, Inc.), Prerefunded to 11/1/23, 7.25%, 11/1/33	1,455	1,806,310

Vernon, CA, Electric System Revenue, Prerefunded to 8/1/19, 5.125%, 8/1/21	150	152,631

7	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Washington, Prerefunded to 2/1/21, 5.25%, 2/1/36(3)	$10,000	$10,702,500

		$35,048,122

General Obligations — 6.6%

California, 5.00%, 9/1/32	$11,705	$13,107,610

Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/31	1,225	813,780

Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/33	1,500	901,965

Chicago Board of Education, IL, 5.00%, 12/1/21	790	821,355

Chicago Board of Education, IL, 5.00%, 12/1/26	1,595	1,691,274

Chicago Board of Education, IL, 5.00%, 12/1/46	9,935	10,018,752

Chicago Board of Education, IL, 5.00%, 12/1/46	1,875	1,883,644

Detroit, MI, 5.00%, 4/1/30	1,400	1,506,400

Detroit, MI, 5.00%, 4/1/31	865	923,215

Illinois, 5.00%, 11/1/30	7,200	7,655,184

Illinois, 5.00%, 5/1/33	9,480	9,981,113

Illinois, 5.00%, 5/1/35	3,500	3,597,125

Illinois, 5.00%, 5/1/39	8,165	8,451,591

Illinois, 5.25%, 7/1/30	2,800	2,933,140

San Luis Coastal Unified School District, CA, (Election of 2014), 5.00%, 8/1/37	2,000	2,294,040

Will and Cook Counties Community High School District No. 210, IL, 3.375%, 1/1/33	350	285,180

Will and Cook Counties Community High School District No. 210, IL, 5.00%, 1/1/28	3,500	3,590,930

Will County Community Unit School District No. 365-U, IL, (Valley View), 5.75%, 11/1/32	3,855	4,260,430

		$74,716,728

Health Care - Miscellaneous — 0.0%(4)

Illinois Development Finance Authority, (Community Rehabilitation Providers), 5.60%, 7/1/19	$300	$299,352

		$299,352

Hospital — 9.3%

Arkansas Development Finance Authority, (Washington Regional Medical Center), 5.00%, 2/1/33	$2,200	$2,419,384

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/35	250	267,460

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/40	550	581,114

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/44	500	526,180

California Public Finance Authority, (Henry Mayo Newhall Hospital), 5.00%, 10/15/37	1,000	1,081,460

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

California Statewide Communities Development Authority, (Methodist Hospital of Southern California), 5.00%, 1/1/48	$2,400	$2,589,480

Camden County Improvement Authority, NJ, (Cooper Health System), 5.00%, 2/15/29	1,000	1,100,090

Camden County Improvement Authority, NJ, (Cooper Health System), 5.00%, 2/15/32	2,000	2,163,140

Charlotte-Mecklenburg Hospital Authority, NC, (Carolinas HealthCare System), (SPA: JPMorgan Chase Bank, N.A.), 1.65%, 1/15/38(5)	800	800,000

Crawford County Hospital Authority, PA, (Meadville Medical Center), 6.00%, 6/1/46	3,175	3,395,599

Cuyahoga County, OH, (The MetroHealth System), 5.00%, 2/15/31	1,500	1,645,305

Cuyahoga County, OH, (The MetroHealth System), 5.00%, 2/15/32	1,500	1,637,655

Decatur Hospital Authority, TX, (Wise Regional Health System), 5.00%, 9/1/34	1,625	1,741,496

Decatur Hospital Authority, TX, (Wise Regional Health System), 5.25%, 9/1/29	1,675	1,850,808

Decatur Hospital Authority, TX, (Wise Regional Health System), 5.25%, 9/1/44	8,880	9,424,966

Illinois Finance Authority, (Presence Health Network), 3.75%, 2/15/34	2,965	2,987,504

Indiana County Hospital Authority, PA, (Indiana Regional Medical Center), 5.50%, 6/1/29	710	757,684

Indiana County Hospital Authority, PA, (Indiana Regional Medical Center), 6.00%, 6/1/39	3,805	4,090,185

Jefferson County Civic Facility Development Corp., NY, (Samaritan Medical Center), 5.00%, 11/1/37	2,860	3,139,851

Martin County Health Facilities Authority, FL, (Martin Memorial Medical Center), 4.25%, 11/15/41	3,940	3,973,963

Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	800	870,152

Muskingum County, OH, (Genesis HealthCare System Obligated Group), 5.00%, 2/15/33	2,775	2,879,423

New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.00%, 7/1/39	2,175	2,395,197

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/32(2)	1,000	1,115,120

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/33(2)	1,000	1,112,050

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/34(2)	3,900	4,319,133

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/35(2)	1,000	1,103,670

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/40(2)	2,300	2,469,809

8	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Oklahoma Development Finance Authority, (OU Medicine), 5.00%, 8/15/38	$1,025	$1,103,863

Oklahoma Development Finance Authority, (OU Medicine), 5.25%, 8/15/43	8,045	8,815,228

Palm Beach County Health Facilities Authority, FL, (BRRH Corp. Obligated Group), 5.00%, 12/1/31	6,250	6,829,375

South Lake County Hospital District, FL, (South Lake Hospital), 6.25%, 4/1/39	3,065	3,081,827

Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/35	3,100	3,252,923

Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.75%, 12/1/32	4,050	4,332,933

Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children’s Medical Center), 5.25%, 12/1/39(3)	7,000	7,765,380

Ward County, ND, (Trinity Obligated Group), 5.00%, 6/1/38	2,500	2,686,800

West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	2,580	2,819,037

Yavapai County Industrial Development Authority, AZ, (Yavapai Regional Medical Center), 5.25%, 8/1/33	2,500	2,740,225

		$105,865,469

Housing — 1.8%

Centerline Equity Issuer Trust, TN, 6.00%, 5/15/19(2)	$4,000	$4,039,280

East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/34	750	789,855

East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/39	1,250	1,298,500

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Corpus Christi II, LLC - Texas A&M University), 5.00%, 4/1/36	490	487,731

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC - Texas A&M University), 5.00%, 4/1/34	3,885	3,946,500

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC - Texas A&M University), 5.00%, 4/1/39	3,500	3,510,815

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Island Campus, LLC - Texas A&M University-Corpus Christi), 5.00%, 4/1/37	1,500	1,487,535

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University), 5.00%, 4/1/30	800	860,872

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University), 5.00%, 4/1/35	1,000	1,056,290

Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(6)	860	761,100

Security	Principal Amount (000’s omitted)	Value

Housing (continued)

Texas Student Housing Corp., (University of North Texas), 11.00%, 7/1/31(6)	$2,000	$1,770,000

		$20,008,478

Industrial Development Revenue — 9.8%

Clayton County Development Authority, GA, (Delta Air Lines, Inc.), 8.75%, 6/1/29	$1,180	$1,278,046

Denver City and County, CO, (United Airlines), (AMT), 5.00%, 10/1/32	1,890	1,991,682

Essex County Improvement Authority, NJ, (Covanta), (AMT), 5.25%, 7/1/45(2)	7,175	7,203,628

Florida Development Finance Corp., (Waste Pro USA, Inc.), (AMT), 5.00% to 8/1/22 (Put Date), 8/1/29(2)	1,250	1,282,563

Louisiana Public Facilities Authority, (Cleco Power LLC), 4.25%, 12/1/38	8,750	8,919,662

Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(2)	1,880	1,947,642

Maricopa County Pollution Control Corp., AZ, (El Paso Electric Co.), 4.50%, 8/1/42	6,500	6,662,435

Maryland Economic Development Corp., (AFCO Cargo), (AMT), 3.50%, 7/1/24(2)	1,810	1,832,788

Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-1, 4.00%, 6/1/30	1,000	1,028,810

Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-2, 4.00%, 6/1/30	6,155	6,332,326

Mississippi Business Finance Corp., (Waste Pro USA, Inc.), (AMT), 5.00% to 8/1/22 (Put Date), 2/1/36(2)	1,500	1,539,075

National Finance Authority, NH, (Covanta), 4.625%, 11/1/42(2)	6,335	6,108,904

National Finance Authority, NH, (Covanta), (AMT), 4.875%, 11/1/42(2)	6,965	6,863,311

New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), (AMT), 4.00% to 10/1/19 (Put Date), 4/1/29(2)	1,285	1,293,108

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	8,285	8,993,450

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.50%, 6/1/33	4,375	4,803,969

New Jersey Economic Development Authority, (Continental Airlines), Series 2000A, (AMT), 5.625%, 11/15/30	760	857,280

New Jersey Economic Development Authority, (Continental Airlines), Series 2000B, (AMT), 5.625%, 11/15/30	1,285	1,450,135

New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.70%, 10/1/39	6,245	6,375,708

New York State Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 3.125% to 6/1/26 (Put Date), 12/1/44(2)	5,500	5,029,090

9	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)

Ohio Air Quality Development Authority, (Pratt Paper, LLC), (AMT), 4.25%, 1/15/38(2)	$1,000	$998,690

Phenix City Industrial Development Board, AL, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	13,570	13,497,672

Public Finance Authority, WI, (Celanese Corp.), (AMT), 4.30%, 11/1/30	5,000	5,080,650

Rockdale County Development Authority, GA, (Pratt Paper, LLC), (AMT), 4.00%, 1/1/38(2)	1,340	1,295,030

Selma Industrial Development Board, AL, (International Paper Co.), 5.80%, 5/1/34	4,230	4,402,076

Vermont Economic Development Authority, (Casella Waste Systems, Inc.), (AMT), 4.625% to 4/3/28 (Put Date), 4/1/36(2)	475	476,207

Virginia Small Business Financing Authority, (Covanta), (AMT), 5.00% to 7/1/38 (Put Date), 1/1/48(2)	1,440	1,468,440

Washington Economic Development Finance Authority, (Columbia Pulp I, LLC), (AMT), 7.50%, 1/1/32(2)	2,260	2,534,206

		$111,546,583

Insured – General Obligations — 2.3%

Atlantic City, NJ, (AGM), 4.00%, 3/1/42	$480	$491,462

Atlantic City, NJ, (BAM), 5.00%, 3/1/42	1,250	1,367,988

Chicago Board of Education, IL, (AGM), 5.00%, 12/1/26	500	568,890

Irvington Township, NJ, (AGM), 5.00%, 7/15/32	1,000	1,123,310

McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/31	3,175	3,461,226

McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/32	1,215	1,321,057

McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/33	1,405	1,524,973

McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 7/1/34	2,810	3,045,956

North Las Vegas, NV, (AGM), 4.00%, 6/1/36	5,055	5,238,092

Oyster Bay, NY, (AGM), 4.00%, 8/1/31	2,415	2,507,495

Proviso Township High School District No. 209, IL, (AGM), 4.00%, 12/1/38	5,000	5,052,500

		$25,702,949

Insured – Other Revenue — 2.1%

Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$12,700	$6,536,690

Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/26	10,510	8,097,429

Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/28	10,000	7,108,600

Security	Principal Amount (000’s omitted)	Value

Insured – Other Revenue (continued)

New York City Industrial Development Agency, NY, (Yankee Stadium), (AGC), 0.00%, 3/1/34	$3,500	$2,050,020

		$23,792,739

Insured – Special Tax Revenue — 2.3%

Illinois Sports Facilities Authority, (AMBAC), 0.00%, 6/15/25	$400	$317,356

Illinois Sports Facilities Authority, (AMBAC), 0.00%, 6/15/26	1,970	1,497,397

Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	14,500	18,817,955

Tolomato Community Development District, FL, (AGM), 3.75%, 5/1/39	2,575	2,542,478

Tolomato Community Development District, FL, (AGM), 3.75%, 5/1/40	3,030	2,977,520

		$26,152,706

Insured – Transportation — 4.5%

Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/32	$1,500	$1,651,470

Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/33	650	714,370

Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	1,355	1,492,153

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/33	15,000	6,845,850

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/34	20,000	8,622,000

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	6,665	2,878,480

Foothill/Eastern Transportation Corridor Agency, CA, (AGM), 5.625%, (0.00% until 1/15/24), 1/15/32	1,955	1,912,850

New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AGM), (AMT), 5.125%, 7/1/42	1,805	1,934,491

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AGM), (AMT), 4.00%, 7/1/37	3,000	3,043,680

North Texas Tollway Authority, (AGC), 6.20%, 1/1/42	10,000	12,044,700

Ohio, (Portsmouth Gateway Group, LLC), (AGM), (AMT), 5.00%, 12/31/27	1,150	1,307,504

Ohio, (Portsmouth Gateway Group, LLC), (AGM), (AMT), 5.00%, 12/31/28	1,600	1,812,080

Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	9,440	6,546,262

		$50,805,890

Insured – Water and Sewer — 0.7%

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/27	$2,155	$1,554,876

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/28	3,965	2,675,384

10	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Water and Sewer (continued)

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/29	$3,035	$1,910,502

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/30	2,580	1,511,467

		$7,652,229

Lease Revenue / Certificates of Participation — 2.2%

Charleston Educational Excellence Financing Corp., SC, (Charleston County School District), 5.00%, 12/1/29(3)	$10,875	$12,293,317

Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	945	1,015,365

Hudson Yards Infrastructure Corp., NY, Prerefunded to 2/15/21, 5.75%, 2/15/47	1,535	1,661,438

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/43	10,000	10,524,500

		$25,494,620

Nursing Home — 0.1%

Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	$640	$649,210

		$649,210

Other Revenue — 4.0%

Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/31	$500	$565,040

Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/32	500	562,060

Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/33	600	671,802

Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/34	500	557,620

Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/32	250	150,895

Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/33	3,300	1,886,049

Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/46	8,950	2,520,857

Build NYC Resource Corp., NY, (YMCA of Greater New York), 4.00%, 8/1/31	650	679,484

Build NYC Resource Corp., NY, (YMCA of Greater New York), 4.00%, 8/1/36	875	898,669

Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(6)	6,250	1,125,000

Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.25%, 12/1/38	430	469,999

Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.50%, 12/1/43	285	313,594

Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.50%, 12/1/53	490	537,922

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Kalispel Tribe of Indians, WA, 5.25%, 1/1/38(2)	$1,260	$1,344,874

Morongo Band of Mission Indians, CA, 5.00%, 10/1/42(2)	2,040	2,093,326

New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/37(3)	10,000	11,156,800

Non-Profit Preferred Funding Trust I, Various States, Series D, 5.17%, 9/15/37(2)	6,446	5,770,455

Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	5,105	5,945,742

Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	1,860	1,994,701

White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(2)	5,785	5,785,983

Will and Kankakee Counties Community Unit School District No. 255-U, IL, 4.00%, 6/1/30	700	727,335

		$45,758,207

Senior Living / Life Care — 11.9%

Albemarle County Economic Development Authority, VA, (Westminster-Canterbury of the Blue Ridge), 5.00%, 1/1/42	$1,350	$1,377,769

Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/37	7,945	8,311,741

Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/38	1,000	1,065,220

Centerville, OH, (Graceworks Lutheran Services), 5.25%, 11/1/37	3,250	3,395,632

Centerville, OH, (Graceworks Lutheran Services), 5.25%, 11/1/47	3,190	3,291,251

Clackamas County Hospital Facility Authority, OR, (Mary’s Woods at Marylhurst), 5.00%, 5/15/38	225	236,021

Clackamas County Hospital Facility Authority, OR, (Mary’s Woods at Marylhurst), 5.00%, 5/15/43	310	323,426

Clackamas County Hospital Facility Authority, OR, (Mary’s Woods at Marylhurst), 5.00%, 5/15/48	425	441,911

Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/33	5,000	5,322,400

Colorado Health Facilities Authority, (Frasier Meadows Retirement Community), 5.25%, 5/15/37	750	805,635

Connecticut Health and Educational Facilities Authority, (Church Home of Hartford, Inc.), 5.00%, 9/1/46(2)	1,000	1,013,810

Delaware Economic Development Authority, (ACTS Retirement-Life Communities, Inc. Obligated Group), 5.00%, 11/15/48	1,250	1,349,237

District of Columbia, (Ingleside at Rock Creek), 3.875%, 7/1/24	840	839,992

District of Columbia, (Ingleside at Rock Creek), 5.00%, 7/1/32	600	622,488

Franklin County Industrial Development Authority, PA, (Menno-Haven, Inc.), 5.00%, 12/1/38	1,000	1,021,750

11	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Hanover County Economic Development Authority, VA, (Covenant Woods), 5.00%, 7/1/38	$125	$128,800

Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 5.75%, 1/1/28	415	448,188

Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 6.375%, 1/1/33	655	719,439

Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.125%, 11/15/32	525	574,004

Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.25%, 11/15/37	480	522,787

Howard County, MD, (Vantage House), 5.00%, 4/1/36	1,725	1,751,444

Illinois Finance Authority, (Plymouth Place, Inc.), 5.00%, 5/15/37	1,000	1,017,170

Indiana Finance Authority, (Marquette), 5.00%, 3/1/39	1,000	1,026,590

Iowa Finance Authority, (Lifespace Communities, Inc.), 4.125%, 5/15/38	1,500	1,435,380

Iowa Finance Authority, (Lifespace Communities, Inc.), 5.00%, 5/15/43	3,250	3,364,497

Lancaster County Hospital Authority, PA, (Brethren Village), 5.25%, 7/1/41	1,000	1,043,440

Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.25%, 1/1/37	2,500	2,698,475

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/33(2)	1,550	1,614,402

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/38(2)	1,010	1,031,877

Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/37(2)	1,000	1,051,580

Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/47(2)	1,280	1,323,546

Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/57(2)	2,410	2,479,794

Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.125%, 11/1/27(2)	1,045	1,045,219

Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.20%, 11/1/41(2)	2,560	2,522,854

Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.00%, 2/15/36	500	503,080

Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.125%, 2/15/30	750	771,563

Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.125%, 2/15/42	1,500	1,504,920

Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/40	1,300	1,355,055

Montgomery County Industrial Development Authority, PA, (Whitemarsh Continuing Care Retirement Community), 5.25%, 1/1/48	9,045	9,050,337

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.125%, 10/1/34	$2,500	$2,634,550

Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.40%, 10/1/44	1,770	1,866,766

New Hampshire Health and Education Facilities Authority, (Kendal at Hanover), 5.00%, 10/1/40	565	592,798

New Hampshire Health and Education Facilities Authority, (Kendal at Hanover), 5.00%, 10/1/46	1,000	1,045,870

New Hope Cultural Education Facilities Finance Corp., TX, (Longhorn Village), 5.00%, 1/1/37	6,320	6,402,097

New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 5.00%, 7/1/29	1,285	1,347,528

North Carolina Medical Care Commission, (Deerfield Episcopal Retirement Community, Inc.), 5.00%, 11/1/37	1,675	1,851,193

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/34	75	83,878

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	1,190	1,330,456

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	6,855	7,707,831

Public Finance Authority, WI, (Church Home of Hartford, Inc.), 5.00%, 9/1/30(2)	770	797,597

Saint Louis County Industrial Development Authority, MO, (Friendship Village of St. Louis), 5.00%, 9/1/38	1,250	1,259,413

Savannah Economic Development Authority, GA, (Marshes Skidaway Island Project), 7.00%, 1/1/34	3,000	3,307,440

South Carolina Jobs-Economic Development Authority, (South Carolina Episcopal Home at Still Hopes), 5.00%, 4/1/30	1,945	2,039,099

Tarrant County Cultural Education Facilities Finance Corp., TX, (MRC Stevenson Oaks), 10.00%, 3/15/23(2)	1,325	1,315,977

Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/34	2,130	2,243,401

Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/44	5,370	5,611,596

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/32	450	473,418

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.25%, 12/1/42	1,380	1,453,775

Tempe Industrial Development Authority, AZ, (Mirabella at ASU), 6.125%, 10/1/52(2)	2,850	3,062,524

Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.25%, 7/1/32	1,270	1,281,595

Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.50%, 7/1/42	1,270	1,282,344

Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/39	1,975	2,102,723

Warren County, OH, (Otterbein Homes Obligated Group), 5.50%, 7/1/39	500	545,415

12	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Washington Housing Finance Commission, (Bayview Manor Homes), 5.00%, 7/1/36(2)	$1,500	$1,538,190

Washington Housing Finance Commission, (Bayview Manor Homes), 5.00%, 7/1/46(2)	1,250	1,269,275

Washington Housing Finance Commission, (Horizon House), 5.00%, 1/1/43(2)	4,000	4,169,160

Washington Housing Finance Commission, (Horizon House), 5.00%, 1/1/48(2)	4,815	5,000,666

Westchester County Local Development Corp., NY, (Kendal on Hudson), 5.00%, 1/1/34	2,380	2,492,431

		$134,511,730

Special Tax Revenue — 6.0%

Aliso Viejo Community Facilities District No. 2005-01, CA, (Glenwood at Aliso Viejo), 5.00%, 9/1/38	$7,000	$7,803,250

Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	4,841	4,750,715

Irvine Community Facilities District No. 2013-3, CA, (Great Park), 5.00%, 9/1/39	2,000	2,128,800

Jurupa Public Financing Authority, CA, 5.00%, 9/1/33	600	676,266

Lakewood Ranch Stewardship District, FL, (Villages of Lakewood Ranch South), 5.00%, 5/1/36	4,685	4,695,775

Metropolitan Development and Housing Agency, TN, (Fifth + Broadway Development Project), 5.125%, 6/1/36(2)	900	935,442

Michigan Finance Authority, Detroit Financial Recovery Income Tax Revenue, 4.50%, 10/1/29	4,460	4,762,522

New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(6)	1,005	10

New River Community Development District, FL, (Capital Improvements), Series 2010A-1, 5.75%, 5/1/38	485	485,121

New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	1,265	1,223,457

New York City Transitional Finance Authority, NY, Future Tax Revenue, (SPA: JPMorgan Chase Bank, N.A.), 1.63%, 8/1/42(5)	4,000	4,000,000

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/37(3)	10,000	11,218,800

New York State Urban Development Corp., Personal Income Tax Revenue, 4.00%, 3/15/47	10,000	10,322,300

Reno, NV, Sales Tax Revenue, 4.00%, 6/1/43	1,250	1,267,212

River Hall Community Development District, FL, (Capital Improvements), 5.45%, 5/1/36	2,595	2,586,151

South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/31	1,500	1,614,555

South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/33	1,000	1,073,290

South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/34	450	482,522

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

South Village Community Development District, FL, 3.50%, 5/1/32	$805	$815,264

South Village Community Development District, FL, 3.625%, 5/1/35	500	504,265

South Village Community Development District, FL, 3.75%, 5/1/38	1,020	1,025,753

South Village Community Development District, FL, 4.875%, 5/1/35	500	499,685

South Village Community Development District, FL, 5.00%, 5/1/38	100	100,113

Southern Hills Plantation I Community Development District, FL, Series A1, 5.80%, 5/1/35	1,183	1,142,591

Southern Hills Plantation I Community Development District, FL, Series A2, 5.80%, 5/1/35	860	759,174

Sterling Hill Community Development District, FL, 5.50%, 5/1/37(6)	3,650	365,000

Winter Garden Village at Fowler Groves Community Development District, FL, 4.125%, 5/1/37	3,415	3,264,808

		$68,502,841

Student Loan — 1.1%

Massachusetts Educational Financing Authority, (AMT), 3.625%, 7/1/32	$4,340	$4,400,543

New Jersey Higher Education Student Assistance Authority, (AMT), 4.00%, 12/1/30	4,650	4,818,562

New Jersey Higher Education Student Assistance Authority, (AMT), 4.75%, 12/1/43	2,765	2,885,582

		$12,104,687

Transportation — 23.3%

Austin, TX, Airport System Revenue, (AMT), 5.00%, 11/15/41	$2,000	$2,196,980

California Municipal Finance Authority, (LINXS Automated People Mover), (AMT), 5.00%, 12/31/36	1,740	1,943,145

California Municipal Finance Authority, (LINXS Automated People Mover), (AMT), 5.00%, 12/31/37	760	844,231

Central Texas Regional Mobility Authority, 5.00%, 1/1/35	1,100	1,216,556

Central Texas Regional Mobility Authority, Prerefunded to 1/1/21, 5.75%, 1/1/31	565	606,121

Central Texas Regional Mobility Authority, Series 2016, 5.00%, 1/1/40	2,375	2,602,549

Chesapeake Bay Bridge and Tunnel Commission, VA, 5.00%, 7/1/46	4,000	4,358,480

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/35	2,500	2,778,500

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/38	5,000	5,501,650

Chicago, IL, (O’Hare International Airport), (AMT), 4.375%, 1/1/40	2,500	2,539,600

13	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/25	$2,555	$2,798,364

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/26	2,170	2,371,593

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 7/1/33	500	563,080

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 7/1/38	1,500	1,653,690

Colorado High Performance Transportation Enterprise, (C-470 Express Lanes), 5.00%, 12/31/47	1,900	2,025,894

Colorado High Performance Transportation Enterprise, (U.S. 36 and I-25 Managed Lanes), (AMT), 5.75%, 1/1/44	2,500	2,700,875

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.25%, 11/1/29	7,000	7,835,450

Eagle County Air Terminal Corp., CO, (AMT), 5.00%, 5/1/37	1,000	1,093,050

Eagle County Air Terminal Corp., CO, (AMT), 5.00%, 5/1/41	4,940	5,337,670

Grand Parkway Transportation Corp., TX, 5.125%, 10/1/43	3,025	3,276,377

Illinois Toll Highway Authority, 5.00%, 1/1/40(3)	15,000	16,559,700

Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/28	2,690	1,657,820

Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/29	1,135	717,638

Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/30	500	295,650

Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/31	1,150	632,500

Maryland Economic Development Corp., (Transportation Facilities), 5.00%, 6/1/35	450	506,754

Memphis-Shelby County Airport Authority, TN, (AMT), 5.00%, 7/1/43	7,500	8,287,350

Metropolitan Transportation Authority, NY, Green Bonds, 0.00%, 11/15/32	595	368,359

Metropolitan Transportation Authority, NY, Green Bonds, 0.00%, 11/15/33	4,925	2,889,694

Mid-Bay Bridge Authority, FL, 5.00%, 10/1/30	2,050	2,286,549

Mid-Bay Bridge Authority, FL, 5.00%, 10/1/35	5,000	5,470,150

New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AMT), 5.125%, 1/1/34	5,000	5,386,750

New Jersey Transportation Trust Fund Authority, 5.00%, 6/15/38	13,000	13,886,340

New Jersey Turnpike Authority, 4.00%, 1/1/48(7)	6,760	6,887,291

New Jersey Turnpike Authority, 5.00%, 1/1/48(3)(7)	5,000	5,667,550

New Orleans Aviation Board, LA, (North Terminal Project), (AMT), 5.00%, 1/1/35	2,000	2,192,340

New Orleans Aviation Board, LA, (North Terminal Project), (AMT), 5.00%, 1/1/43	1,500	1,639,050

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/41	7,500	7,928,475

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/46	$6,345	$6,688,455

Niagara Frontier Transportation Authority, NY, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/28	470	523,387

North East Texas Regional Mobility Authority, 5.00%, 1/1/41	5,250	5,596,605

North Texas Tollway Authority, Prerefunded to 9/1/21, 5.50%, 9/1/41(3)	10,000	10,937,400

Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	5,495	5,868,935

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	215	228,437

Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/33(3)	12,080	12,563,321

Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(3)	10,000	10,329,400

Port Authority of New York and New Jersey, (AMT), 5.00%, 10/15/35	4,070	4,619,491

Port Authority of New York and New Jersey, (AMT), 5.00%, 10/15/44	5,320	5,826,464

Public Finance Authority, WI, (Denver International Airport Great Hall), (AMT), 5.00%, 9/30/37	2,625	2,879,730

San Francisco City and County Airport Commission, CA, (San Francisco International Airport), (AMT), 5.00%, 5/1/44(7)	11,000	12,428,570

San Joaquin Hills Transportation Corridor Agency, CA, 5.00%, 1/15/44	10,000	10,759,700

San Jose, CA, Airport Revenue, (AMT), 5.00%, 3/1/24	2,135	2,265,406

South Jersey Transportation Authority, 5.00%, 11/1/32	2,250	2,432,565

Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	3,685	3,912,106

Texas Private Activity Bond Surface Transportation Corp., (LBJ IH-635 Managed Lanes Project), 7.00%, 6/30/40	4,460	4,729,607

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	3,415	3,545,419

Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/37	5,000	5,359,100

Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/42	11,430	12,133,516

Virginia Small Business Financing Authority, (Transform 66 P3 Project), (AMT), 5.00%, 12/31/52	2,500	2,675,050

		$263,806,479

Water and Sewer — 2.2%

Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	$3,185	$3,429,481

Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	3,355	3,616,958

Detroit, MI, Water Supply System, 5.25%, 7/1/41	13,100	13,955,561

14	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/33	$1,905	$2,093,862

Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/44	1,905	2,032,216

		$25,128,078

Total Tax-Exempt Municipal Securities — 101.4% (identified cost $1,114,343,944)		$1,149,469,176

Taxable Municipal Securities — 5.3%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(4)

Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(1)	$120	$35,988

		$35,988

General Obligations — 2.0%

Atlantic City, NJ, 7.50%, 3/1/40	$5,440	$7,199,731

Chicago Board of Education, IL, 5.182%, 12/1/21(8)	325	324,740

Chicago, IL, 7.75%, 1/1/42	12,430	14,979,393

		$22,503,864

Hospital — 1.2%

California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$12,750	$13,478,663

		$13,478,663

Insured – General Obligations — 0.7%

Detroit, MI, (AMBAC), 4.96%, 4/1/20	$580	$579,878

Detroit, MI, (AMBAC), 5.15%, 4/1/25	7,679	7,592,201

		$8,172,079

Senior Living / Life Care — 0.4%

St. Johns County Industrial Development Authority, FL, (Westminster St. Augustine), 5.50% to 8/1/24 (Put Date), 8/1/44	$4,440	$4,322,073

Tarrant County Cultural Education Facilities Finance Corp., TX, (MRC Stevenson Oaks), 12.50%, 3/15/23(2)	235	234,925

		$4,556,998

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 0.3%

Ohio County Commission, WV, (Fort Henry Economic Opportunity Development District - The Highlands), 4.80%, 3/1/36	$1,150	$1,140,168

Ohio County Commission, WV, (Fort Henry Economic Opportunity Development District - The Highlands), 5.25%, 3/1/31	2,570	2,653,499

		$3,793,667

Transportation — 0.7%

New Jersey Transportation Trust Fund Authority, 5.754%, 12/15/28(8)	$7,375	$8,118,400

		$8,118,400

Total Taxable Municipal Securities — 5.3% (identified cost $55,452,088)		$60,659,659

Corporate Bonds & Notes — 1.5%
Security	Principal Amount (000’s omitted)	Value

Hospital — 0.8%

Boston Medical Center Corp., 4.581%, 7/1/47	$4,165	$4,036,273

Harnett Health System, Inc., 6.50% to 4/1/20 (Put Date), 4/1/32	4,425	4,518,429

		$8,554,702

Other — 0.7%

Morongo Band of Mission Indians, 7.00%, 10/1/39(2)	$7,980	$8,240,308

		$8,240,308

Total Corporate Bonds & Notes — 1.5% (identified cost $16,570,000)		$16,795,010

Total Investments — 108.2% (identified cost $1,186,366,032)		$1,226,923,845

Other Assets, Less Liabilities — (8.2)%		$(92,860,531)

Net Assets — 100.0%		$1,134,063,314

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

15	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Portfolio of Investments — continued

At January 31, 2019, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	15.0%

New York	13.8%

Illinois	12.2%

Others, representing less than 10% individually	67.2%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2019, 11.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 4.7% of total investments.

(1)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2019, the aggregate value of these securities is $109,979,624 or 9.7% of the Fund’s net assets.

(3)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(4)	Amount is less than 0.05%.

(5)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at January 31, 2019.

(6)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.

(7)	When-issued security.

(8)

Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Depreciation

Interest Rate Futures

U.S. 10-Year Treasury Note	175	Short	3/20/19	$(21,432,031)	$(603,222)

U.S. Long Treasury Bond	112	Short	3/20/19	(16,429,000)	(844,872)

					$(1,448,094)

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BAM	–	Build America Mutual Assurance Co.

NPFG	–	National Public Finance Guarantee Corp.

SPA	–	Standby Bond Purchase Agreement

16	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Statement of Assets and Liabilities

Assets	January 31, 2019

Unaffiliated investments, at value (identified cost, $1,186,366,032)	$1,226,923,845

Cash	3,045,164

Deposits for derivatives collateral — financial futures contracts	477,842

Interest receivable	12,382,997

Receivable for investments sold	155,210

Receivable for Fund shares sold	4,396,432

Due from broker for floating rate notes issued	4,000,000

Total assets	$1,251,381,490

Liabilities

Payable for floating rate notes issued	$87,421,288

Payable for when-issued securities	24,636,944

Payable for variation margin on open financial futures contracts	194,018

Payable for Fund shares redeemed	2,965,452

Distributions payable	598,226

Payable to affiliates:

Investment adviser fee	589,468

Distribution and service fees	195,152

Interest expense and fees payable	471,835

Accrued expenses	245,793

Total liabilities	$117,318,176

Net Assets	$1,134,063,314

Sources of Net Assets

Paid-in capital	$1,132,165,596

Distributable earnings	1,897,718

Net Assets	$1,134,063,314

Class A Shares

Net Assets	$350,923,415

Shares Outstanding	39,731,628

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.83

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$9.27

Class B Shares

Net Assets	$261,031

Shares Outstanding	29,652

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.80

Class C Shares

Net Assets	$126,049,032

Shares Outstanding	15,423,217

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.17

Class I Shares

Net Assets	$656,829,836

Shares Outstanding	74,306,414

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.84

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

17	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Statement of Operations

Investment Income	Year Ended January 31, 2019

Interest	$54,740,603

Total investment income	$54,740,603

Expenses

Investment adviser fee	$5,055,238

Distribution and service fees

Class A	774,818

Class B	6,040

Class C	1,614,636

Trustees’ fees and expenses	56,038

Custodian fee	258,885

Transfer and dividend disbursing agent fees	394,523

Legal and accounting services	115,818

Printing and postage	66,912

Registration fees	107,769

Interest expense and fees	1,863,913

Miscellaneous	127,823

Total expenses	$10,442,413

Net investment income	$44,298,190

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$1,209,461

Financial futures contracts	1,964,593

Net realized gain	$3,174,054

Change in unrealized appreciation (depreciation) —

Investments	$(8,058,337)

Financial futures contracts	(2,561,708)

Net change in unrealized appreciation (depreciation)	$(10,620,045)

Net realized and unrealized loss	$(7,445,991)

Net increase in net assets from operations	$36,852,199

18	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$44,298,190	$44,185,391

Net realized gain	3,174,054	1,288,060

Net change in unrealized appreciation (depreciation)	(10,620,045)	26,472,455

Net increase in net assets from operations	$36,852,199	$71,945,906

Distributions to shareholders(1) —

Class A	$(11,834,973)	$(13,120,204)

Class B	(18,478)	(54,454)

Class C	(4,943,722)	(5,587,965)

Class I	(26,714,886)	(25,365,278)

Total distributions to shareholders	$(43,512,059)	$(44,127,901)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$72,888,150	$69,348,266

Class B	203	9,922

Class C	14,794,035	16,481,193

Class I	291,027,900	310,466,266

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	10,033,376	11,396,337

Class B	14,780	44,910

Class C	4,089,234	4,503,189

Class I	22,596,935	21,224,854

Cost of shares redeemed

Class A	(106,414,568)	(119,798,317)

Class B	(82,717)	(357,064)

Class C	(35,093,214)	(43,607,197)

Class I	(335,020,911)	(206,907,648)

Net asset value of shares converted

Class A	31,285,333	1,054,094

Class B	(729,156)	(1,054,094)

Class C	(30,556,177)	—

Net increase (decrease) in net assets from Fund share transactions	$(61,166,797)	$62,804,711

Net increase (decrease) in net assets	$(67,826,657)	$90,622,716

Net Assets

At beginning of year	$1,201,889,971	$1,111,267,255

At end of year	$1,134,063,314	$1,201,889,971 (2)

(1)

For the year ended January 31, 2018, the source of distributions was from net investment income. The current year presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commission, effective November 5, 2018.

(2)	Includes accumulated undistributed net investment income of $2,335,507 at January 31, 2018. The requirement to disclose the corresponding amount as of January 31, 2019 was eliminated.

19	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Financial Highlights

	Class A

	Year Ended January 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.880	$8.650	$8.970	$9.020	$8.070

Income (Loss) From Operations

Net investment income(1)	$0.345	$0.337	$0.345	$0.367	$0.378

Net realized and unrealized gain (loss)	(0.059)	0.229	(0.315)	(0.053)	0.960

Total income from operations	$0.286	$0.566	$0.030	$0.314	$1.338

Less Distributions

From net investment income	$(0.336)	$(0.336)	$(0.350)	$(0.364)	$(0.388)

Total distributions	$(0.336)	$(0.336)	$(0.350)	$(0.364)	$(0.388)

Net asset value — End of year	$8.830	$8.880	$8.650	$8.970	$9.020

Total Return(2)	3.29%	6.63%	0.25%	3.64%	16.92%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$350,923	$344,822	$374,661	$431,777	$452,135

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.79%	0.78%	0.79%	0.81%	0.83%

Interest and fee expense(4)	0.17%	0.14%	0.10%	0.05%	0.06%

Total expenses(3)	0.96%	0.92%	0.89%	0.86%	0.89%

Net investment income	3.92%	3.81%	3.83%	4.18%	4.41%

Portfolio Turnover	32%	21%	35%	27%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

20	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Financial Highlights — continued

	Class B

	Year Ended January 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.850	$8.620	$8.940	$8.990	$8.040

Income (Loss) From Operations

Net investment income(1)	$0.272	$0.272	$0.277	$0.301	$0.318

Net realized and unrealized gain (loss)	(0.054)	0.227	(0.316)	(0.054)	0.955

Total income (loss) from operations	$0.218	$0.499	$(0.039)	$0.247	$1.273

Less Distributions

From net investment income	$(0.268)	$(0.269)	$(0.281)	$(0.297)	$(0.323)

Total distributions	$(0.268)	$(0.269)	$(0.281)	$(0.297)	$(0.323)

Net asset value — End of year	$8.800	$8.850	$8.620	$8.940	$8.990

Total Return(2)	2.52%	5.85%	(0.51)%	2.87%	16.11%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$261	$1,067	$2,365	$3,298	$5,436

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	1.54%	1.53%	1.54%	1.56%	1.58%

Interest and fee expense(4)	0.17%	0.14%	0.10%	0.05%	0.06%

Total expenses(3)	1.71%	1.67%	1.64%	1.61%	1.64%

Net investment income	3.10%	3.09%	3.09%	3.43%	3.74%

Portfolio Turnover	32%	21%	35%	27%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

21	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Financial Highlights — continued

	Class C

	Year Ended January 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.210	$8.010	$8.300	$8.340	$7.460

Income (Loss) From Operations

Net investment income(1)	$0.252	$0.251	$0.256	$0.279	$0.290

Net realized and unrealized gain (loss)	(0.042)	0.199	(0.285)	(0.043)	0.889

Total income (loss) from operations	$0.210	$0.450	$(0.029)	$0.236	$1.179

Less Distributions

From net investment income	$(0.250)	$(0.250)	$(0.261)	$(0.276)	$(0.299)

Total distributions	$(0.250)	$(0.250)	$(0.261)	$(0.276)	$(0.299)

Net asset value — End of year	$8.170	$8.210	$8.010	$8.300	$8.340

Total Return(2)	2.60%	5.67%	(0.42)%	2.95%	16.08%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$126,049	$173,844	$191,619	$205,556	$197,655

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	1.54%	1.53%	1.54%	1.56%	1.58%

Interest and fee expense(4)	0.17%	0.14%	0.10%	0.05%	0.06%

Total expenses(3)	1.71%	1.67%	1.64%	1.61%	1.64%

Net investment income	3.10%	3.06%	3.07%	3.43%	3.65%

Portfolio Turnover	32%	21%	35%	27%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

22	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Financial Highlights — continued

	Class I

	Year Ended January 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.880	$8.660	$8.980	$9.020	$8.070

Income (Loss) From Operations

Net investment income(1)	$0.364	$0.359	$0.367	$0.388	$0.397

Net realized and unrealized gain (loss)	(0.046)	0.220	(0.314)	(0.041)	0.963

Total income from operations	$0.318	$0.579	$0.053	$0.347	$1.360

Less Distributions

From net investment income	$(0.358)	$(0.359)	$(0.373)	$(0.387)	$(0.410)

Total distributions	$(0.358)	$(0.359)	$(0.373)	$(0.387)	$(0.410)

Net asset value — End of year	$8.840	$8.880	$8.660	$8.980	$9.020

Total Return(2)	3.67%	6.77%	0.51%	4.02%	17.21%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$656,830	$682,157	$542,623	$466,822	$409,570

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.54%	0.53%	0.54%	0.56%	0.58%

Interest and fee expense(4)	0.17%	0.14%	0.10%	0.05%	0.06%

Total expenses(3)	0.71%	0.67%	0.64%	0.61%	0.64%

Net investment income	4.13%	4.04%	4.06%	4.42%	4.60%

Portfolio Turnover	32%	21%	35%	27%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

23	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Yield Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide high current income exempt from regular federal income tax. The Fund primarily invests in high yield municipal obligations with maturities of ten years or more. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

24

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 10) at January 31, 2019. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2019, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $87,421,288 and $130,389,768, respectively. The range of interest rates on the Floating Rate Notes outstanding at January 31, 2019 was 1.32% to 1.37%. For the year ended January 31, 2019, the Fund’s average settled Floating Rate Notes outstanding and the average interest rate including fees were $89,229,247 and 2.09%, respectively.

In certain circumstances, the Fund may enter into shortfall and forbearance agreements with brokers by which the Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of January 31, 2019.

The Fund may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Fund’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Residual interest bonds held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

25

Eaton Vance

High Yield Municipal Income Fund
January 31, 2019

Notes to Financial Statements — continued

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2019 and January 31, 2018 was as follows:

	Year Ended January 31,
	2019	2018

Tax-exempt income	$39,832,090	$40,437,408

Ordinary income	$3,679,969	$3,690,493

During the year ended January 31, 2019, distributable earnings was increased by $9,567,013 and paid-in capital was decreased by $9,567,013 due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$8,659,634

Deferred capital losses	$(46,563,954)

Net unrealized appreciation	$40,400,264

Distributions payable	$(598,226)

At January 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $46,563,954 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2019, $12,110,129 are short-term and $34,453,825 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at January 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,099,102,293

Gross unrealized appreciation	$55,876,148

Gross unrealized depreciation	(15,475,884)

Net unrealized appreciation	$40,400,264

26

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Fund and BMR, the fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.3150%	3.1500%

$500 million but less than $750 million	0.2925	2.9250

$750 million but less than $1 billion	0.2700	2.9250

$1 billion but less than $1.5 billion	0.2700	2.7000

On average daily net assets of $1.5 billion or more, the rates are further reduced. The fee reductions cannot be terminated without the consent of a majority of the Trustees and a majority of shareholders. For the year ended January 31, 2019, the investment adviser fee amounted to $5,055,238 or 0.45% of the Fund’s average daily net assets. EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2019, EVM earned $19,959 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $32,667 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2019. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2019 amounted to $774,818 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2019, the Fund paid or accrued to EVD $4,530 and $1,210,977 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2019 amounted to $1,510 and $403,659 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended January 31, 2019, the Fund was informed that EVD received approximately $7,000 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

27

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $386,210,636 and $461,934,665, respectively, for the year ended January 31, 2019.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2019	2018

Sales	8,272,949	7,799,186

Issued to shareholders electing to receive payments of distributions in Fund shares	1,138,872	1,286,789

Redemptions	(12,086,607)	(13,658,655)

Converted from Class B shares	82,938	118,562

Converted from Class C shares	3,476,243	—

Net increase (decrease)	884,395	(4,454,118)

	Year Ended January 31,
Class B	2019	2018

Sales	23	1,110

Issued to shareholders electing to receive payments of distributions in Fund shares	1,682	5,097

Redemptions	(9,400)	(40,889)

Converted to Class A shares	(83,222)	(118,969)

Net decrease	(90,917)	(153,651)

	Year Ended January 31,
Class C	2019	2018

Sales	1,818,684	2,007,988

Issued to shareholders electing to receive payments of distributions in Fund shares	501,610	549,469

Redemptions	(4,307,595)	(5,323,504)

Converted to Class A shares	(3,753,548)	—

Net decrease	(5,740,849)	(2,766,047)

	Year Ended January 31,
Class I	2019	2018

Sales	33,033,051	35,197,411

Issued to shareholders electing to receive payments of distributions in Fund shares	2,562,373	2,392,122

Redemptions	(38,077,931)	(23,455,201)

Net increase (decrease)	(2,482,507)	14,134,332

28

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Notes to Financial Statements — continued

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2019.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at January 31, 2019 is included in the Portfolio of Investments. At January 31, 2019, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at January 31, 2019 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative(1)

Futures Contracts	$—	$(1,448,094)

(1)

Amount represents cumulative unrealized depreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended January 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Futures Contracts	$1,964,593	$(2,561,708)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts (short) outstanding during the year ended January 31, 2019, which is indicative of the volume of this derivative type, was approximately $37,030,000.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

29

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$1,149,469,176	$—	$1,149,469,176

Taxable Municipal Securities	—	60,659,659	—	60,659,659

Corporate Bonds & Notes	—	16,795,010	—	16,795,010

Total Investments	$—	$1,226,923,845	$—	$1,226,923,845

Liability Description

Futures Contracts	$(1,448,094)	$—	$—	$(1,448,094)

Total	$(1,448,094)	$—	$—	$(1,448,094)

30

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance High Yield Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 21, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

31

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2019, the Fund designates 91.54% of distributions from net investment income as an exempt-interest dividend.

32

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Mark R. Fetting	119,428,530	997,147

Keith Quinton	119,407,847	1,017,830

Marcus L. Smith	119,375,409	1,050,268

Susan J. Sutherland	119,774,590	651,086

Scott E. Wennerholm	119,368,746	1,056,931

Results	are rounded to the nearest whole number.

33

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018).

34

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President and officer of CRM.

35

Eaton Vance

High Yield Municipal Income Fund

January 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President and officer of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

36

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

37

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

416    1.31.19

Eaton Vance

TABS Municipal Bond Funds

Annual Report

January 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Funds electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2019

Eaton Vance

TABS Municipal Bond Funds

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

TABS Short-Term Municipal Bond Fund	4
TABS Intermediate-Term Municipal Bond Fund	6

Endnotes and Additional Disclosures	8

Fund Expenses	9

Financial Statements	11

Report of Independent Registered Public Accounting Firm	36

Federal Tax Information	37

Special Meeting of Shareholders	38

Management and Organization	39

Important Notices	42

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended January 31, 2019, was positive for the municipal bond market, with the Bloomberg Barclays Municipal Bond Index,2 a broad measure of the asset class, returning 3.26%.

Bond performance, however, varied considerably across the AAA6 municipal yield curve.8 During the period, rates rose and bond prices fell in the 0–2 year and 19–30 year areas of the curve. But rates declined in the 3–18 year segment of the curve, with the largest declines — and the strongest bond price performance — occurring in the 10–12 year part of the curve. As a result, the front end of the municipal yield curve — 1–9 years — generally flattened while the back end — 10–30 years — steepened. In addition, lower-rated bonds generally outperformed higher-rated issues during the period. Municipal bonds outperformed comparable U.S. Treasurys in the 1–10 year area of the yield curve, while Treasurys outperformed municipals across the remainder of the curve.

As the period opened in February 2018, signs of increasing inflation, higher wage growth and fears that recent tax legislation might overheat the economy were pushing interest rates up and bond prices down. Upward pressure on short-term rates continued in March and June 2018 as the U.S. Federal Reserve Board (the Fed) delivered its first two rate hikes of the year. At the long end of the curve, however, fluctuating perceptions of geopolitical risk were a primary driver of rates from April through the end of August 2018. Investors toggled between concern that the U.S. was initiating a global trade war and optimism about economic growth and a potential detente between the U.S. and North Korea.

In September 2018, the Fed hiked the federal funds rate again, which pushed up both U.S. Treasury and municipal rates across the curve. In October 2018, a strong U.S. employment report and easing concerns about Italy’s national budget crisis continued the upward pressure on longer-term rates. But as 2018 came to a close, investors became increasingly concerned about a trade war with China, a potential government shutdown and dovish comments by the Fed that led the futures market to project the possibility of no further rate hikes in 2019. The result was a “flight to quality” by bond investors that pushed longer-term bond prices up and rates down in December 2018.

The first month of 2019, in contrast, was relatively quiet for bonds. As investors waited to see the outcome of the longest-ever U.S. government shutdown, municipal interest rates were virtually unchanged in January.

Fund Performance

For the 12-month period ended January 31, 2019, Eaton Vance TABS Short-Term Municipal Bond Fund returned 2.00% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Bloomberg Barclays 5 Year Municipal Bond Index, which returned 2.85%.

For the 12-month period ended January 31, 2019, Eaton Vance TABS Intermediate-Term Municipal Bond Fund returned 2.38% for Class A shares at NAV, underperforming its primary benchmark, the Bloomberg Barclays Municipal Managed Money Intermediate 1–17 Year Bond Index, which returned 3.58%. The Indexes are unmanaged and returns do not reflect any applicable sales charges, commissions, or expenses.

The TABS Short-Term and Intermediate-Term Funds seek after-tax total return. The Funds generally invest in investment-grade municipal securities of limited or intermediate duration.7 Management pursues after-tax total return through relative value trading to take advantage of inefficiencies within the municipal market. With respect to 20% of each Fund’s net assets, management may also strive to add value by crossing over from tax-free municipals to U.S. government bonds and/or taxable municipal bonds, and vice versa, according to which sector is perceived to be more attractively valued on an after-tax basis.

Fund-Specific Results

For Eaton Vance TABS Short-Term Municipal Bond Fund, credit quality and duration were the main detractors from Fund performance versus its benchmark during the period. The Fund’s higher average credit quality, compared with its benchmark, hurt relative performance during the period, when lower-rated bonds generally outperformed higher-rated issues. The Fund was underweight versus the benchmark in lower-quality, better-performing A- and BBB-rated bonds and overweight in higher-quality AAA-rated issues.

Duration, or interest rate sensitivity, detracted from Fund performance versus its benchmark. For the period as a whole, rates fell and prices rose for short-term municipal bonds. The Fund had a shorter duration than its benchmark during the period, and thus benefited less than its benchmark from rising bond prices.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Management’s Discussion of Fund Performance1 — continued

Fund-Specific Results — continued

In contrast, security selection, relative value trading, and yield curve positioning contributed to Fund performance versus its benchmark during the period. Active selection of individual bonds — based on fundamental credit research — was the largest single contributor to Fund performance relative to its benchmark.

Relative value trading — a strategy that seeks to take advantage of price and rate differences among similar securities — contributed to Fund performance versus its benchmark as well. Management employed relative value trading to take advantage of its own research results, as well as the relatively inefficient nature of the municipal bond market, in order to buy and sell bonds to pursue additional return during the period.

With regard to yield curve positioning, the Bloomberg Barclays 5 Year Municipal Bond Index held only bonds with maturities of 4–6 years, whereas the Fund also held bonds in the shorter-maturity 0–3 year area of the yield curve, and the longer-maturity 7–10 year area of the curve. During the period, rates rose and prices fell in the 0–3 year area of the curve, causing the Fund’s holdings in that area to underperform the benchmark’s holdings in the 4–6 year area of the curve and, thus, detract from relative performance versus the benchmark. To a greater extent, however, the Fund’s out-of-Index holdings in the 7–10 year area of the curve outperformed the benchmark’s shorter-maturity holdings and contributed to results versus the benchmark. For the period as a whole, the net effect of the Fund’s yield curve positioning was modestly positive for Fund performance versus the benchmark.

The Fund’s crossover trading strategy was employed only minimally during the period and did not have a material impact on Fund performance versus its benchmark.

For Eaton Vance TABS Intermediate-Term Municipal Bond Fund, duration, credit quality and yield curve positioning detracted from Fund performance versus its benchmark during the period. The Fund had a shorter duration than its benchmark, and benefited less than its benchmark when rates fell and bond prices rose during the period.

With regard to credit quality, the Fund’s marginally higher credit-quality positioning hurt relative performance for the period as lower-rated issues outperformed. Yield curve positioning detracted from relative performance as the Fund was overweight versus its benchmark in the 0–2 year area of the yield curve, which was the one of the worst-performing areas of the curve during the period.

In contrast, relative value trading and security selection contributed to Fund performance versus its benchmark. The Fund’s crossover strategy was not employed during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2019

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/27/2009	12/31/1998	2.00%	1.13%	1.87%
Class A with 2.25% Maximum Sales Charge	—	—	–0.32	0.68	1.64
Class C at NAV	03/27/2009	12/31/1998	1.24	0.36	1.12
Class C with 1% Maximum Sales Charge	—	—	0.24	0.36	1.12
Class I at NAV	03/27/2009	12/31/1998	2.25	1.37	2.12
Bloomberg Barclays 5 Year Municipal Bond Index	—	—	2.85%	1.97%	2.91%
Bloomberg Barclays Municipal Managed Money 1–7 Year Bond Index	—	—	2.68	1.58	2.33

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/27/2009	12/31/1998	–0.36%	0.57%	—
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	0.37	0.75	—
Class C After Taxes on Distributions	03/27/2009	12/31/1998	0.23	0.27	—
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	0.43	0.36	—
Class I After Taxes on Distributions	03/27/2009	12/31/1998	2.21	1.25	—
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	2.01	1.34	—

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.90%	1.65%	0.65%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.43%	0.68%	1.68%
SEC 30-day Yield			1.00	0.29	1.27

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	01/31/2009	$11,177	N.A.
Class I	$250,000	01/31/2009	$308,244	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2019

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2019

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/01/2010	02/01/2010	2.38%	2.79%	4.06%
Class A with 2.25% Maximum Sales Charge	—	—	0.07	2.32	3.79
Class C at NAV	02/01/2010	02/01/2010	1.61	2.03	3.29
Class C with 1% Maximum Sales Charge	—	—	0.61	2.03	3.29
Class I at NAV	02/01/2010	02/01/2010	2.63	3.05	4.32
Bloomberg Barclays Municipal Managed Money Intermediate 1–17 Year Bond Index	—	—	3.58%	3.03%	3.56%
Bloomberg Barclays 7 Year Municipal Bond Index	—	—	3.70	2.86	3.64

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A After Taxes on Distributions	02/01/2010	02/01/2010	0.06%	2.31%	3.69%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	0.81	2.20	3.35
Class C After Taxes on Distributions	02/01/2010	02/01/2010	0.61	2.02	3.19
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	0.84	1.82	2.79
Class I After Taxes on Distributions	02/01/2010	02/01/2010	2.62	3.04	4.22
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	2.45	2.85	3.85

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.97%	1.72%	0.72%
Net			0.90	1.65	0.65

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.87%	1.12%	2.12%
SEC 30-day Yield – Subsidized			1.36	0.65	1.64
SEC 30-day Yield – Unsubsidized			1.21	0.50	1.48

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/01/2010	$13,386	N.A.
Class I	$250,000	02/01/2010	$366,041	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2019

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays 5 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 4-6 years. Bloomberg Barclays Municipal Managed Money 1–7 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1–7 year maturity component of the Bloomberg Barclays Municipal Managed Money Bond Index. Bloomberg Barclays Municipal Managed Money Intermediate 1–17 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1–17 year maturity component of the Bloomberg Barclays Municipal Managed Money Bond Index. Bloomberg Barclays 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest individual federal income tax rates in effect at the time of the distributions and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

For the TABS Short-Term Municipal Bond Fund, performance prior to the inception date of each share class is that of a private investment partnership (the Predecessor Account). Performance shown prior to the inception of the share class is adjusted for any applicable sales charge, but not adjusted for expense differences between the Predecessor Account and each share class. If adjusted for such differences, the performance would be different.

The Predecessor Account was not a mutual fund registered under the Investment Company Act of 1940, as amended (the 1940 Act) or a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), and therefore the Predecessor Account was not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and/or the Code. If such requirements were applicable to the Predecessor Account, the performance shown may have been adversely affected. Performance presented in the Financial Highlights included in the financial statements is not linked.

After-Tax Returns are not shown for the Ten Year period because the Predecessor Account, unlike a registered investment company, was not required to make annual income distributions to its investors.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement for TABS Intermediate-Term Municipal Bond Fund that continues through 5/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[8]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term rates fall and/or short-term rates increase, and the yield curve steepens when long-term rates increase and/or short-term rates fall.

Fund profiles subject to change due to active management.

8

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 – January 31, 2019).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance TABS Short-Term Municipal Bond Fund

	Beginning Account Value (8/1/18)	Ending Account Value (1/31/19)	Expenses Paid During Period* (8/1/18 – 1/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,015.60	$4.62	0.91%
Class C	$1,000.00	$1,011.80	$8.47	1.67%
Class I	$1,000.00	$1,016.90	$3.41	0.67%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.63	0.91%
Class C	$1,000.00	$1,016.80	$8.49	1.67%
Class I	$1,000.00	$1,021.80	$3.41	0.67%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2018.

9

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Fund Expenses — continued

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

	Beginning Account Value (8/1/18)	Ending Account Value (1/31/19)	Expenses Paid During Period* (8/1/18 – 1/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,017.30	$4.58	**	0.90%
Class C	$1,000.00	$1,013.50	$8.37	**	1.65%
Class I	$1,000.00	$1,018.60	$3.31	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	**	0.90%
Class C	$1,000.00	$1,016.90	$8.39	**	1.65%
Class I	$1,000.00	$1,021.90	$3.31	**	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2018.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

10

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2019

Portfolio of Investments

Tax-Exempt Municipal Securities — 95.7%
Security	Principal Amount (000’s omitted)	Value

Education — 3.8%

Connecticut Health and Educational Facilities Authority, (Yale-New Haven Health), 2.00% to 2/8/22 (Put Date), 7/1/49	$5,000	$5,027,700

Noblesville Multi-School Building Corp., IN, 5.00%, 7/15/22	3,075	3,357,469

Southwest Higher Education Authority, Inc., TX, (Southern Methodist University), 5.00%, 10/1/23	400	455,212

University of Texas, Prerefunded to 2/15/20, 5.00%, 8/15/23	2,975	3,077,043

		$11,917,424

Electric Utilities — 1.4%

Denton, TX, Utility System Revenue, 5.00%, 12/1/26	$1,000	$1,203,430

Seattle, WA, Municipal Light and Power Revenue, 1.92%, (SIFMA + 0.49%), 11/1/23 (Put Date), 11/1/46(1)	1,000	1,000,970

Southern California Public Power Authority, 5.00%, 7/1/26	1,000	1,077,290

Southern California Public Power Authority, 5.00%, 7/1/27	1,000	1,074,830

		$4,356,520

Escrowed / Prerefunded — 8.9%

Fairfax County, VA, Prerefunded to 4/1/20, 4.00%, 4/1/23	$500	$512,895

Illinois Development Finance Authority, (Regency Park), Escrowed to Maturity, 0.00%, 7/15/23	10,000	9,112,800

Illinois Development Finance Authority, (Regency Park), Escrowed to Maturity, 0.00%, 7/15/25	5,750	4,968,115

Leander Independent School District, TX, (PSF Guaranteed), Prerefunded to 8/15/24, 0.00%, 8/15/43	1,935	627,791

Leander Independent School District, TX, (PSF Guaranteed), Prerefunded to 8/15/24, 0.00%, 8/15/49	33,580	7,553,150

Minnesota, Escrowed to Maturity, 4.00%, 8/1/19	55	55,636

St. Mary Hospital Authority, PA, (Catholic Health East), Prerefunded to 5/15/20, 5.00%, 11/15/22	5,000	5,208,000

		$28,038,387

General Obligations — 39.2%

Barbers Hill Independent School District, TX, Prerefunded to 2/15/19, 4.00%, 2/15/23	$2,000	$2,001,520

Beaverton School District No. 48J, Washington and Multnomah Counties, OR, 5.00%, 6/15/26	2,000	2,411,940

Birmingham, AL, 5.00%, 12/1/28	1,475	1,792,287

Boulder Valley School District No. Re-2, CO, 6.00%, 12/1/22(2)	1,150	1,324,627

Brown County, WI, 4.00%, 11/1/21	620	645,116

California, 2.452%, (70% of 1 mo. USD LIBOR + 0.70%), 12/1/20 (Put Date), 12/1/28(1)	7,500	7,534,950

Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/22	155	145,046

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Clark County, NV, 5.00%, 12/1/27	$2,500	$3,056,375

Cleveland Heights-University Heights City School District, OH, 0.00%, 12/1/23	250	222,710

College Station, TX, 5.00%, 2/15/24	1,000	1,062,900

Columbia County, WI, 4.00%, 8/1/29	1,100	1,206,568

Denton Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/24	3,000	2,691,750

El Dorado Union High School District, CA, 0.00%, 8/1/21	45	42,993

Fairfax County, VA, 4.00%, 4/1/23	500	513,945

Florida Board of Education, 5.00%, 6/1/22	2,150	2,245,997

Fort Worth Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/24	2,200	2,530,264

Frisco, TX, 4.00%, 2/15/19	155	155,118

Glasscock County Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/23	300	305,670

Guilford County, NC, Series 2010D, 5.00%, 8/1/19	10,190	10,360,479

Hawaii, 5.00%, 10/1/29	2,500	3,031,475

Houston Independent School District, TX, 2.20% to 6/1/20 (Put Date), 6/1/39	2,000	2,007,520

Hutto Independent School District, TX, (PSF Guaranteed), 0.00%, 8/1/22	525	489,253

Johnston County, NC, 5.00%, 2/1/24	2,500	2,886,750

Lake County Community College District No. 532, IL, 4.00%, 6/1/21	4,230	4,438,920

Leander Independent School District, TX, 0.00%, 8/15/20	3,000	2,913,960

Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/22	700	653,877

Manhattan Beach Unified School District, CA, (Election of 2016), 3.00%, 9/1/26	230	249,631

Manhattan Beach Unified School District, CA, (Election of 2016), 3.00%, 9/1/27	270	293,396

Maryland, 4.00%, 6/1/27	5,000	5,478,800

Maryland, 5.00%, 3/1/19	5,465	5,478,881

Massachusetts, 5.00%, 12/1/24	5,000	5,868,850

Miami-Dade County, FL, 5.00%, 7/1/26	1,000	1,203,310

Minnesota, 4.00%, 8/1/19	2,945	2,980,193

Montgomery County, MD, 5.00%, 11/1/26	5,000	5,833,300

Montgomery County, MD, 5.00%, 12/1/27	5,000	5,826,750

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/23	945	866,886

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/24	900	804,636

New York, 5.00%, 8/1/24	5,000	5,827,350

New York, 5.00%, 8/1/26	1,000	1,205,440

North Carolina, 5.00%, 6/1/25	1,000	1,189,810

Ohio, 5.00%, 6/15/27	2,500	2,806,300

Peralta Community College District, CA, 5.00%, 8/1/23	140	160,355

11	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Plano Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/25	$5,000	$5,879,200

Poudre School District No. R-1, CO, 5.00%, 12/15/27	500	613,980

Rose Tree Media School District, PA, 5.00%, 4/1/27	1,000	1,181,580

Schaumburg, IL, 4.00%, 12/1/25	1,150	1,233,386

Sugar Land, TX, 5.00%, 2/15/23	1,105	1,239,589

Tennessee, 3.00%, 10/1/26	275	279,188

Vistancia Community Facilities District, AZ, 5.00%, 7/15/21	610	636,681

Vistancia Community Facilities District, AZ, 5.00%, 7/15/22	740	771,176

Vistancia Community Facilities District, AZ, 5.00%, 7/15/25	1,350	1,404,513

West Chester Area School District, PA, 4.00%, 5/15/28	1,365	1,486,116

West Valley-Mission Community College District, CA, 5.00%, 8/1/25	300	363,273

Williamson County, TN, 4.00%, 4/1/28	1,000	1,116,490

Williamson County, TN, 5.00%, 4/1/25	3,475	4,115,929

		$123,066,999

Hospital — 13.5%

Grand Traverse County Hospital Finance Authority, MI, (Munson Healthcare), 5.00%, 7/1/20	$445	$464,010

Indiana Finance Authority, (Community Foundation of Northwest Indiana Obligated Group), 5.00%, 9/1/25	650	759,967

Indiana Finance Authority, (Indiana University Health), 5.00%, 3/1/19	5,000	5,012,350

Indiana Finance Authority, (Indiana University Health), 5.00%, 3/1/20	6,395	6,615,308

Massachusetts Development Finance Agency, (Partners HealthCare System), 1.93%, (SIFMA + 0.50%), 1/26/23 (Put Date), 7/1/38(1)	2,500	2,493,775

Missouri Health and Educational Facilities Authority, (Mercy Health), 5.00%, 6/1/26	2,500	2,980,425

Missouri Health and Educational Facilities Authority, (Mercy Health), 5.00%, 6/1/27	3,500	4,215,085

New York Dormitory Authority, (Mount Sinai Hospital), 5.00%, 7/1/22	1,950	2,036,638

Utah County, UT, (IHC Health Services, Inc.), 5.00% to 8/1/24 (Put Date), 5/15/57	4,000	4,484,480

Wisconsin Health and Educational Facilities Authority, (Advocate Aurora Health Credit Group), 5.00% to 1/31/24 (Put Date), 8/15/54	5,000	5,688,800

Wisconsin Health and Educational Facilities Authority, (Advocate Aurora Health Credit Group), 2.08%, (SIFMA + 0.65%), 7/31/24 (Put Date), 8/15/54(1)	2,200	2,202,420

Yavapai County Industrial Development Authority, AZ, (Northern Arizona Healthcare System), 5.00%, 10/1/19	3,630	3,709,461

Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/19	400	406,216

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/20	$1,130	$1,182,477

		$42,251,412

Housing — 2.1%

Minnesota Housing Finance Agency, 2.35%, 7/1/21	$150	$151,263

New York Housing Finance Agency, (Affordable Housing Corp.), 2.65%, 5/1/23	2,500	2,533,100

New York Housing Finance Agency, Green Bonds, 2.75%, 11/1/22	4,000	4,023,640

		$6,708,003

Insured-General Obligations — 0.2%

Washington, (NPFG), 0.00%, 6/1/21	$620	$593,470

		$593,470

Lease Revenue / Certificates of Participation — 4.9%

Colorado, (Building Excellent Schools Today), 5.00%, 3/15/27	$3,275	$3,958,361

Colorado, (Rural Colorado), 5.00%, 12/15/25	6,000	7,119,360

Malibu, CA, 5.00%, 11/1/38	275	281,221

Malibu, CA, 5.00%, 11/1/43	225	229,988

Malibu, CA, 5.00%, 11/1/48	375	383,175

Montgomery County, MD, (Metrorail Garage Projects), 5.00%, 6/1/19	2,420	2,446,330

Montgomery County, MD, (Metrorail Garage Projects), 5.00%, 6/1/20	610	636,578

Volusia County School Board, FL, 5.00%, 8/1/21	325	350,145

		$15,405,158

Other Revenue — 5.3%

California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), 2.328%, (70% of 3 mo. USD LIBOR + 0.37%), 4/1/20 (Put Date), 4/1/38(1)	$6,500	$6,511,505

Johnson County Public Building Commission, KS, (Courthouse and Medical Examiner’s Facility), 5.00%, 9/1/25	3,325	3,943,417

Ohio, 5.00%, 9/1/28	5,150	6,318,947

		$16,773,869

Special Tax Revenue — 3.8%

Central Puget Sound Regional Transit Authority, WA, Sales Tax and Motor Vehicle Tax Revenue, Green Bonds, 1.88%, (SIFMA + 0.45%), 11/1/23 (Put Date), 11/1/45(1)	$1,000	$997,000

Denver City and County, CO, Dedicated Tax Revenue, 0.00%, 8/1/29	200	140,560

12	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

Denver City and County, CO, Dedicated Tax Revenue, 0.00%, 8/1/30	$400	$268,812

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/28	5,770	6,770,864

Reno, NV, Sales Tax Revenue, 5.00%, 6/1/25	750	867,113

Sales Tax Asset Receivable Corp., 5.00%, 10/15/27	1,500	1,736,745

Westminster, CO, Sales & Use Tax, 5.00%, 12/1/19	1,135	1,166,099

		$11,947,193

Transportation — 8.1%

Arizona Transportation Board, Highway Revenue, 5.00%, 7/1/25	$2,500	$2,760,675

Bay Area Toll Authority, CA, (San Francisco Bay Area), 2.51%, (70% of 3 mo. USD LIBOR + 0.55%), 4/1/21 (Put Date), 4/1/45(1)	10,000	10,017,300

Illinois Toll Highway Authority, 5.00%, 1/1/27	3,000	3,587,370

Illinois Toll Highway Authority, 5.00%, 1/1/28	3,000	3,614,190

North Texas Tollway Authority, 2.10%, (SIFMA + 0.67%), 1/1/20 (Put Date), 1/1/38(1)	2,500	2,498,500

Pennsylvania Turnpike Commission, 2.13%, (SIFMA + 0.70%), 12/1/23(1)	3,000	2,994,570

		$25,472,605

Water and Sewer — 4.5%

Charleston, SC, Waterworks and Sewer System Revenue, 2.126%, (70% of 1 mo. USD LIBOR + 0.37%), 1/1/22 (Put Date), 1/1/35(1)	$5,000	$4,999,900

Indianapolis, IN, Water System Revenue, 5.00%, 10/1/27	1,500	1,833,390

Kansas City, MO, Sanitary Sewer System Revenue, 5.00%, 1/1/25	500	586,535

Ohio Water Development Authority, Water Pollution Control, (Water Quality), 5.00%, 12/1/19	1,020	1,048,203

Oklahoma City Water Utilities Trust, OK, 4.00%, 7/1/25	1,000	1,090,160

Riverside, CA, Water System Revenue, 2.06%, (SIFMA + 0.63%), 1/15/20 (Put Date), 10/1/35(1)	1,870	1,871,122

San Francisco City and County Public Utilities Commission, CA, Wastewater Revenue, Green Bonds, 2.125% to 10/1/23 (Put Date), 10/1/48	2,500	2,518,375

Seattle, WA, Solid Waste Revenue, 5.00%, 8/1/19	175	177,858

		$14,125,543

Total Tax-Exempt Municipal Securities — 95.7% (identified cost $295,726,528)		$300,656,583

Taxable Municipal Securities — 0.8%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.2%

New York Environmental Facilities Corp., NY, 2.42%, 1/15/23	$530	$522,951

		$522,951

Special Tax Revenue — 0.6%

New York Urban Development Corp., Personal Income Tax Revenue, 3.20%, 3/15/22	$955	$962,611

Successor Agency to San Diego Redevelopment Agency, CA, 3.25%, 9/1/22	600	610,356

Successor Agency to San Diego Redevelopment Agency, CA, 3.375%, 9/1/23	450	460,674

		$2,033,641

Total Taxable Municipal Securities — 0.8% (identified cost $2,557,027)		$2,556,592

Total Investments — 96.5% (identified cost $298,283,555)		$303,213,175

Other Assets, Less Liabilities — 3.5%		$10,951,946

Net Assets — 100.0%		$314,165,121

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2019, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	11.9%

California	11.3%

Others, representing less than 10% individually	73.3%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2019, 0.2% of total investments are backed by bond insurance of a financial guaranty assurance agency.

(1)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2019.

(2)	When-issued security.

Abbreviations:

LIBOR	–	London Interbank Offered Rate

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

USD	–	United States Dollar

13	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2019

Portfolio of Investments

Tax-Exempt Municipal Securities — 98.9%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.9%

Alaska Municipal Bond Bank Authority, 5.00%, 3/1/30	$1,145	$1,304,006

Ohio Water Development Authority, Water Pollution Control Loan Fund, 1.65%, (SIFMA + 0.22%), 12/1/20(1)	5,000	4,982,850

Texas Water Development Board, 4.00%, 10/15/34	2,445	2,628,008

		$8,914,864

Education — 1.5%

District of Columbia, (Georgetown University), 5.00%, 4/1/31	$2,455	$2,856,122

Nevada System of Higher Education, 5.00%, 7/1/23	500	565,695

New Jersey Educational Facilities Authority, (Princeton University), 4.00%, 7/1/27	590	651,472

South Dakota Health and Educational Facilities Authority, (Vocation Education Program), 5.00%, 8/1/27	1,200	1,399,068

Virginia Commonwealth University, 4.00%, 11/1/32	1,285	1,384,922

		$6,857,279

Electric Utilities — 4.2%

Municipal Electric Authority of Georgia, (Combined Cycle Project), 5.00%, 11/1/20	$1,000	$1,051,240

Nebraska Public Power District, 5.00%, 1/1/21	1,405	1,491,127

North Carolina Municipal Power Agency Number 1, (Catawba), 5.00%, 1/1/23	1,485	1,659,324

Omaha Public Power District, NE, Prerefunded to 2/1/22, 5.00%, 2/1/29	810	886,901

Pend Oreille County Public Utility District No. 1, WA, Green Bonds, 5.00%, 1/1/22	1,000	1,075,810

Pend Oreille County Public Utility District No. 1, WA, Green Bonds, 5.00%, 1/1/24	1,000	1,117,230

Pend Oreille County Public Utility District No. 1, WA, Green Bonds, 5.00%, 1/1/27	1,000	1,156,610

Springfield Electric System Revenue, IL, 5.00%, 3/1/27	3,000	3,411,180

Springfield Electric System Revenue, IL, 5.00%, 3/1/28	3,475	3,936,619

Springfield Electric System Revenue, IL, 5.00%, 3/1/29	3,325	3,752,761

		$19,538,802

Escrowed / Prerefunded — 3.5%

Florida Department of Transportation, Prerefunded to 7/1/19, 5.00%, 7/1/25	$900	$921,438

Honolulu City and County, HI, Wastewater System Revenue, Prerefunded to 7/1/19, 5.00%, 7/1/22	560	567,779

Leander Independent School District, TX, (PSF Guaranteed), Prerefunded to 8/15/24, 0.00%, 8/15/43	5,000	1,622,200

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Massachusetts Development Finance Agency, (Partners HealthCare System), Prerefunded to 7/1/21, 5.00%, 7/1/26	$545	$585,782

Massachusetts Health and Educational Facilities Authority, (Partners HealthCare System), Prerefunded to 7/1/19, 5.25%, 7/1/29	1,000	1,014,690

Metropolitan Transportation Authority, NY, Prerefunded to 5/15/23, 5.00%, 11/15/32	1,000	1,138,770

Nixa Public Schools, MO, (Refunding & Improvement - Direct Deposit Program), Prerefunded to 3/1/20, 5.00%, 3/1/31	505	522,726

North Carolina Medical Care Commission, (Duke University Health System), Prerefunded to 6/1/19, 5.00%, 6/1/34	1,685	1,703,501

North Carolina, Grant Anticipation Revenue, Prerefunded to 3/1/19, 5.25%, 3/1/20	1,350	1,353,780

North Olmsted City School District, OH, Prerefunded to 12/1/23, 5.00%, 12/1/32	1,000	1,149,220

Tatum Independent School District, TX, (PSF Guaranteed), Prerefunded to 2/15/19, 5.00%, 2/15/30	515	515,556

Wisconsin Department of Transportation, Prerefunded to 7/1/19, 5.00%, 7/1/23	2,000	2,027,780

Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), Prerefunded to 8/15/22, 5.00%, 8/15/32	2,885	3,201,513

		$16,324,735

General Obligations — 40.1%

Adams 12 Five Star Schools, CO, 5.00%, 12/15/28	$5,000	$6,017,800

Adams 12 Five Star Schools, CO, 5.00%, 12/15/30	5,000	5,918,550

Anchorage, AK, 5.00%, 9/1/28	1,835	2,152,804

Arlington County, VA, 5.00%, 8/15/29	1,600	1,981,728

Beaverton School District No. 48J, Washington and Multnomah Counties, OR, 5.00%, 6/15/35	5,000	5,823,100

California, 2.452%, (70% of 1 mo. USD LIBOR + 0.70%), 12/1/20 (Put Date), 12/1/28(1)	6,500	6,530,290

California, 5.00%, 8/1/28	2,000	2,477,340

Cleveland Municipal School District, OH, 5.00%, 12/1/23	1,695	1,903,892

Cleveland Municipal School District, OH, 5.00%, 12/1/32	5,000	5,524,350

Columbus City School District, OH, 5.00%, 12/1/27	1,000	1,157,000

Dallas County, TX, 5.00%, 8/15/29	5,200	6,161,740

Dallas, TX, 5.00%, 2/15/29	5,000	5,625,150

Decatur, IL, 5.00%, 3/1/23	1,030	1,132,516

Douglas County School District No. RE-1, CO, 4.00%, 12/15/35(2)	3,750	4,021,425

Douglas County, NE, 3.75%, 12/15/27	1,000	1,038,270

Edgewood City School District, OH, 5.25%, 12/1/33	4,500	5,080,995

Fairfax County, VA, 5.00%, 10/1/31(2)	5,000	6,163,350

14	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Florida Board of Education, 5.00%, 6/1/25	$9,500	$10,191,220

Florida Board of Education, 5.00%, 6/1/28	5,000	5,890,150

Georgia, 5.00%, 2/1/30	5,045	6,066,865

Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/26	1,000	833,410

Glendale Unified School District, CA, 0.00%, 9/1/30	5,280	3,623,769

Grand Prairie Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/22	2,180	2,298,112

Greensboro, NC, 5.00%, 2/1/28	1,790	2,154,981

Hempfield School District, PA, 5.00%, 10/15/27	1,000	1,036,620

Hennepin County, MN, (SPA: TD Bank, N.A.), 1.38%, 12/1/38(3)	5,000	5,000,000

Homewood, AL, 5.00%, 9/1/32	1,190	1,376,342

Houston Community College System, TX, 5.25%, 2/15/25	1,000	1,066,600

King County, WA, 5.00%, 1/1/26	5,000	5,523,050

King County, WA, 5.00%, 12/1/26	2,350	2,688,964

Lakeland, FL, 5.00%, 10/1/31	1,860	2,132,974

Lakota Local School District, OH, (School Facilities Construction & Improvement), 5.00%, 12/1/28	1,120	1,251,432

Leander Independent School District, TX, 0.00%, 8/15/20	1,955	1,898,931

Leander Independent School District, TX, 0.00%, 8/15/23	1,000	906,850

Long Beach Unified School District, CA, (Election of 2008), 0.00%, 8/1/31	1,675	1,084,914

Long Beach Unified School District, CA, (Election of 2008), 0.00%, 8/1/32	1,500	923,940

Macomb County, MI, 4.00%, 5/1/24	1,000	1,102,700

Montgomery County, MD, 5.00%, 11/1/24	10,400	12,201,176

Montgomery County, MD, 5.00%, 12/1/27	5,000	5,826,750

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/25	2,115	1,837,300

Neshaminy School District, PA, 4.00%, 11/1/26	660	715,988

New Hampshire, 4.00%, 12/1/32	2,385	2,616,369

New York, 5.00%, 2/15/20	1,210	1,253,391

New York, 5.00%, 2/15/26	5,685	6,893,858

North Charleston Sewer District, SC, 4.00%, 1/1/23	310	322,794

Ohio, 5.00%, 8/1/26	1,000	1,205,440

Oxnard Union High School District, CA, (Election of 2018), 5.00%, 8/1/35	1,650	1,910,683

Pennsylvania, 4.00%, 6/1/30	2,500	2,614,300

Rowland Unified School District, CA, (Election of 2012), 0.00%, 8/1/33	2,735	1,554,355

San Francisco Bay Area Rapid Transit District, CA, 4.00%, 8/1/33	1,350	1,451,358

San Juan Unified School District, CA, (Election of 2012), 4.00%, 8/1/31	3,250	3,583,515

South Texas Community College District, 5.00%, 8/15/23	1,560	1,771,879

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Tennessee, 5.00%, 9/1/29	$1,800	$2,085,570

Texas, (SPA: State Street Bank and Trust Co.), 1.46%, 12/1/42(3)	9,700	9,700,000

Wylie Independent School District, TX, (PSF Guaranteed), 6.50%, 8/15/26	1,100	1,358,588

Zeeland Public Schools, MI, 5.00%, 5/1/24	1,000	1,132,570

		$185,798,008

Hospital — 10.6%

Allen County, OH, (Catholic Health Partners), 5.00%, 5/1/21	$765	$815,039

California Health Facilities Financing Authority, (El Camino Hospital), 5.00%, 2/1/33	1,000	1,148,070

Carroll City-County Hospital Authority, GA, (Tanner Medical Center, Inc.), 5.00%, 7/1/34	2,660	2,997,714

Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/35	3,150	3,536,095

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/31	2,500	2,709,250

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/34	6,020	6,459,520

Kansas Development Finance Authority, (Adventist Health System), 5.00%, 11/15/28	5,090	5,528,402

Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/24	800	908,376

Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/26	905	969,391

Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/35	1,000	1,070,290

Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/39	12,205	12,994,053

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/24	215	238,923

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/27	2,005	2,206,462

North Carolina Medical Care Commission, (Rex Healthcare, Inc.), 5.00%, 7/1/33	2,055	2,304,395

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/23	1,000	1,129,120

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/24	520	593,034

St. Paul Housing and Redevelopment Authority, MN, (HealthPartners Obligated Group), 5.00%, 7/1/30	600	678,810

Tarrant County Cultural Education Facilities Finance Corp., TX, (Methodist Hospitals of Dallas), 5.00%, 10/1/20	1,500	1,580,820

Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/22	1,000	1,095,730

		$48,963,494

15	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing — 1.2%

New York Housing Finance Agency, Green Bonds, 2.75%, 11/1/22	$5,000	$5,029,550

Virginia Housing Development Authority, 2.45%, 7/1/19	500	501,450

		$5,531,000

Insured – Escrowed / Prerefunded — 0.2%

Cook County Community High School District No. 219, Niles Township, IL, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	$1,055	$1,087,948

		$1,087,948

Insured – General Obligations — 1.7%

Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/33	$3,535	$1,986,316

Rockland County, NY, (Public Improvement), (AGM), 4.00%, 5/1/23	2,010	2,178,619

San Mateo County Community College District, CA, (Election of 2005), (NPFG), 0.00%, 9/1/29	5,000	3,777,100

		$7,942,035

Insured – Special Tax Revenue — 0.3%

Successor Agency to the Rancho Cucamonga Redevelopment Agency, CA, (AGM), 5.00%, 9/1/23	$1,350	$1,543,361

		$1,543,361

Insured – Water and Sewer — 0.5%

Massachusetts Water Resources Authority, (AGM), 5.50%, 8/1/20	$1,870	$1,975,655

Massachusetts Water Resources Authority, (AGM), Escrowed to Maturity, 5.50%, 8/1/20	50	52,787

Massachusetts Water Resources Authority, (AGM), Escrowed to Maturity, 5.50%, 8/1/20	80	84,459

		$2,112,901

Lease Revenue / Certificates of Participation — 3.7%

Cincinnati City School District, OH, 5.00%, 12/15/29	$1,505	$1,716,046

Michigan Strategic Fund, Limited Obligation Revenue, (Facility for Rare Isotope Beams), 5.00%, 3/1/22	750	820,290

Oklahoma County Finance Authority, OK, (Deer Creek Public Schools), 5.00%, 12/1/26	1,410	1,639,125

Orange County School Board, FL, 5.00%, 8/1/26	4,300	5,133,942

South Dakota Building Authority, 5.00%, 6/1/26	1,000	1,148,070

South Dakota Building Authority, 5.00%, 6/1/32	1,500	1,696,215

Texas, 4.00%, 8/29/19	5,000	5,066,650

		$17,220,338

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 6.7%

California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), 1.96%, (70% of 1 mo. USD LIBOR + 0.20%), 4/1/21 (Put Date), 10/1/47(1)	$2,500	$2,499,400

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/30	1,055	1,222,376

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/31	965	1,112,211

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/35	500	569,220

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/36	450	511,398

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00% to 6/1/25 (Put Date), 12/1/49	5,000	5,274,900

Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 12/1/33	2,425	2,830,460

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, (Liq: Royal Bank of Canada), 4.00% to 9/1/23 (Put Date), 4/1/48	11,000	11,630,850

Orange County, FL, Tourist Development Tax Revenue, 4.00%, 10/1/32	5,000	5,308,000

		$30,958,815

Senior Living / Life Care — 0.8%

Illinois Finance Authority, (Presbyterian Homes Obligated Group), 3.11%, (70% of 1 mo. USD LIBOR + 1.35%), 5/1/21 (Put Date), 5/1/36(1)	$2,500	$2,508,925

North Carolina Medical Care Commission, (Deerfield Episcopal Retirement Community, Inc.), 5.00%, 11/1/31	1,000	1,130,570

		$3,639,495

Special Tax Revenue — 3.2%

Contra Costa Transportation Authority, CA, Sales Tax Revenue, 2.01%, (70% of 1 mo. USD LIBOR + 0.25%), 9/1/21 (Put Date), 3/1/34(1)	$2,025	$2,025,567

Massachusetts School Building Authority, Dedicated Sales Tax Revenue, 5.00%, 5/15/33	2,000	2,224,920

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 11/1/31	3,220	3,550,565

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/31	6,000	7,172,400

		$14,973,452

Transportation — 12.3%

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/25	$5,000	$5,801,650

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/33	1,000	1,106,950

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/34	1,000	1,102,970

16	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/33	$3,750	$4,314,375

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/34	3,950	4,529,544

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/37	1,500	1,703,205

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/19	2,500	2,560,475

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/32	4,000	4,496,440

Delaware River and Bay Authority, 5.00%, 1/1/21	1,000	1,060,910

Florida Department of Transportation, 5.00%, 7/1/28	2,455	2,939,200

Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	1,000	1,170,430

Illinois Toll Highway Authority, 5.00%, 1/1/32	1,000	1,133,930

Illinois Toll Highway Authority, 5.00%, 1/1/33	1,775	2,002,058

Louisiana Transportation Authority, 5.00%, 8/15/30	1,885	2,118,325

Louisiana Transportation Authority, 5.00%, 8/15/31	1,230	1,380,552

Louisiana Transportation Authority, 5.00%, 8/15/32	1,090	1,221,912

Metropolitan Transportation Authority, NY, 5.00%, 11/15/27	3,500	4,080,090

Missouri Highways and Transportation Commission, 5.00%, 5/1/25	5,000	5,791,350

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/35	2,115	2,461,331

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/36	2,265	2,621,806

Wayne County Airport Authority, MI, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/34	3,000	3,496,050

		$57,093,553

Water and Sewer — 6.5%

East Bay Municipal Utility District, CA, Water System Revenue, 5.00%, 6/1/30	$3,870	$4,548,914

Hamilton County, OH, Sewer System, 5.00%, 12/1/24	1,000	1,144,740

Hamilton County, OH, Sewer System, 5.00%, 12/1/28	2,210	2,512,350

Kansas City, MO, Sanitary Sewer System Revenue, 5.00%, 1/1/30	600	723,366

Lakeland, FL, Water and Wastewater Revenue, 5.00%, 10/1/26	470	509,626

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.00%, 6/15/29	3,750	3,855,600

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), Series BB, 5.00%, 6/15/30	1,000	1,042,760

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), Series DD, 5.00%, 6/15/35	5,500	6,227,375

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), Series EE, 5.00%, 6/15/35	1,155	1,279,694

Northeast Ohio Regional Sewer District, Prerefunded to 5/15/23, 5.00%, 11/15/38	1,000	1,129,920

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

Oklahoma City Water Utilities Trust, OK, 5.00%, 7/1/26	$3,530	$4,000,196

Tallahassee, FL, Consolidated Utility Systems Revenue, 5.00%, 10/1/28	1,100	1,249,204

Westmoreland County Municipal Authority, PA, Water and Sewer Revenue, Prerefunded to 8/15/23, 5.00%, 8/15/31	1,735	1,976,321

		$30,200,066

Total Tax-Exempt Municipal Securities — 98.9% (identified cost $444,108,865)		$458,700,146

Taxable Municipal Securities — 0.2%
Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 0.2%

Successor Agency to San Diego Redevelopment Agency, CA, 3.625%, 9/1/25	$500	$518,665

Successor Agency to San Diego Redevelopment Agency, CA, 3.75%, 9/1/26	625	648,963

Total Taxable Municipal Securities — 0.2% (identified cost $1,121,512)		$1,167,628

Total Investments — 99.1% (identified cost $445,230,377)		$459,867,774

Other Assets, Less Liabilities — 0.9%		$3,949,558

Net Assets — 100.0%		$463,817,332

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2019, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	10.6%

Others, representing less than 10% individually	88.5%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2019, 2.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.2% to 1.7% of total investments.

(1)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2019.

17	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2019

Portfolio of Investments — continued

(2)	When-issued security.

(3)

Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, is determined by the remarketing agent and represents the rate in effect at January 31, 2019.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

FGIC	–	Financial Guaranty Insurance Company

LIQ	–	Liquidity Provider

LIBOR	–	London Interbank Offered Rate

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SPA	–	Standby Bond Purchase Agreement

USD	–	United States Dollar

18	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Statements of Assets and Liabilities

	January 31, 2019
Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Investments —

Identified cost	$298,283,555	$445,230,377

Unrealized appreciation	4,929,620	14,637,397

Investments, at value	$303,213,175	$459,867,774

Cash	$15,113,313	$11,931,931

Interest receivable	2,744,758	4,199,302

Receivable for Fund shares sold	873,167	1,396,289

Receivable from affiliate	—	59,985

Total assets	$321,944,413	$477,455,281

Liabilities

Payable for investments purchased	$5,000,000	$1,205,857

Payable for when-issued securities	1,319,234	10,104,900

Payable for Fund shares redeemed	1,053,935	1,446,255

Distributions payable	111,068	493,904

Payable to affiliates:

Investment adviser and administration fee	146,180	240,483

Distribution and service fees	55,635	30,728

Accrued expenses	93,240	115,822

Total liabilities	$7,779,292	$13,637,949

Net Assets	$314,165,121	$463,817,332

Sources of Net Assets

Paid-in capital	$311,242,439	$453,081,335

Distributable earnings	2,922,682	10,735,997

Net Assets	$314,165,121	$463,817,332

Class A Shares

Net Assets	$113,654,139	$42,714,877

Shares Outstanding	10,985,957	3,498,307

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.35	$12.21

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$10.59	$12.49

Class C Shares

Net Assets	$35,831,726	$24,455,665

Shares Outstanding	3,471,564	2,003,492

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.32	$12.21

Class I Shares

Net Assets	$164,679,256	$396,646,790

Shares Outstanding	15,913,851	32,454,821

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.35	$12.22

On sales of $100,000 or more ($50,000 or more for certain financial intermediaries, as disclosed in an appendix to the Funds’ prospectus), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

19	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Statements of Operations

	Year Ended January 31, 2019
Investment Income	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Interest	$8,288,651	$13,573,529

Total investment income	$8,288,651	$13,573,529

Expenses

Investment adviser and administration fee	$1,891,223	$2,862,557

Distribution and service fees

Class A	325,457	110,750

Class C	438,011	269,993

Trustees’ fees and expenses	16,859	24,273

Custodian fee	94,680	126,057

Transfer and dividend disbursing agent fees	108,532	246,940

Legal and accounting services	54,184	51,609

Printing and postage	24,889	44,360

Registration fees	50,569	82,847

Miscellaneous	25,724	30,242

Total expenses	$3,030,128	$3,849,628

Deduct —

Allocation of expenses to affiliate	$—	$367,776

Total expense reductions	$—	$367,776

Net expenses	$3,030,128	$3,481,852

Net investment income	$5,258,523	$10,091,677

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(1,650,988)	$(492,750)

Net realized loss	$(1,650,988)	$(492,750)

Change in unrealized appreciation (depreciation) —

Investments	$2,630,490	$1,921,475

Net change in unrealized appreciation (depreciation)	$2,630,490	$1,921,475

Net realized and unrealized gain	$979,502	$1,428,725

Net increase in net assets from operations	$6,238,025	$11,520,402

20	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Statements of Changes in Net Assets

	Year Ended January 31, 2019
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

From operations —

Net investment income	$5,258,523	$10,091,677

Net realized loss	(1,650,988)	(492,750)

Net change in unrealized appreciation (depreciation)	2,630,490	1,921,475

Net increase in net assets from operations	$6,238,025	$11,520,402

Distributions to shareholders(1)

Class A	$(1,945,492)	$(861,103)

Class C	(326,194)	(322,058)

Class I	(2,962,149)	(8,895,783)

Total distributions to shareholders	$(5,233,835)	$(10,078,944)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$10,209,302	$4,302,642

Class C	1,888,722	1,985,352

Class I	70,230,004	141,045,676

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,675,245	528,823

Class C	279,114	144,386

Class I	2,060,815	3,477,172

Cost of shares redeemed

Class A	(49,297,736)	(11,801,998)

Class C	(17,405,888)	(5,875,657)

Class I	(87,365,549)	(162,581,776)

Net asset value of shares converted

Class A	1,103,425	1,087,728

Class C	(1,103,425)	(1,087,728)

Net decrease in net assets from Fund share transactions	$(67,725,971)	$(28,775,380)

Net decrease in net assets	$(66,721,781)	$(27,333,922)

Net Assets

At beginning of year	$380,886,902	$491,151,254

At end of year	$314,165,121	$463,817,332

(1)	The current period presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commission, effective November 5, 2018.

21	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2018
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

From operations —

Net investment income	$6,055,207	$9,885,561

Net realized gain	3,134,086	1,152,175

Net change in unrealized appreciation (depreciation)	(5,344,574)	2,803,279

Net increase in net assets from operations	$3,844,719	$13,841,015

Distributions to shareholders

From net investment income

Class A	$(2,406,880)	$(971,189)

Class C	(393,374)	(343,304)

Class I	(3,241,194)	(8,541,231)

Total distributions to shareholders	$(6,041,448)	$(9,855,724)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$21,676,979	$9,674,400

Class C	2,380,499	4,198,322

Class I	64,582,264	144,938,675

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	2,090,543	621,483

Class C	336,998	164,127

Class I	2,431,631	3,342,186

Cost of shares redeemed

Class A	(73,141,699)	(19,519,307)

Class C	(20,020,992)	(10,376,045)

Class I	(91,037,112)	(173,002,474)

Net decrease in net assets from Fund share transactions	$(90,700,889)	$(39,958,633)

Net decrease in net assets	$(92,897,618)	$(35,973,342)

Net Assets

At beginning of year	$473,784,520	$527,124,596

At end of year(1)	$380,886,902	$491,151,254

(1)

Includes accumulated distributions in excess of net investment income of $(67,306) and $(14,459), respectively, at January 31, 2018. The requirement to disclose the corresponding amounts as of January 31, 2019 was eliminated.

22	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Financial Highlights

	Short-Term Municipal Bond Fund — Class A

	Year Ended January 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$10.300	$10.370	$10.690	$10.740		$10.580

Income (Loss) From Operations

Net investment income	$0.154 (1)	$0.149	$0.130	$0.134		$0.122

Net realized and unrealized gain (loss)	0.049	(0.074)	(0.254)	0.011	(2)	0.173

Total income (loss) from operations	$0.203	$0.075	$(0.124)	$0.145		$0.295

Less Distributions

From net investment income	$(0.153)	$(0.145)	$(0.128)	$(0.133)		$(0.119)

From net realized gain	—	—	(0.068)	(0.062)		(0.016)

Total distributions	$(0.153)	$(0.145)	$(0.196)	$(0.195)		$(0.135)

Net asset value — End of year	$10.350	$10.300	$10.370	$10.690		$10.740

Total Return(3)	2.00%	0.71%	(1.18)%	1.38%		2.80%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$113,654	$149,651	$199,916	$227,242		$243,950

Ratios (as a percentage of average daily net assets):

Expenses	0.91%	0.90%	0.90%	0.89	%(4)	0.90	%(4)

Net investment income	1.50%	1.39%	1.21%	1.26%		1.12%

Portfolio Turnover	67%	54%	63%	47%		33%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

23	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class C

	Year Ended January 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$10.270	$10.340	$10.660	$10.720		$10.560

Income (Loss) From Operations

Net investment income(1)	$0.077	$0.067	$0.049	$0.054		$0.040

Net realized and unrealized gain (loss)	0.049	(0.071)	(0.253)	0.001	(2)	0.175

Total income (loss) from operations	$0.126	$(0.004)	$(0.204)	$0.055		$0.215

Less Distributions

From net investment income	$(0.076)	$(0.066)	$(0.048)	$(0.053)		$(0.039)

From net realized gain	—	—	(0.068)	(0.062)		(0.016)

Total distributions	$(0.076)	$(0.066)	$(0.116)	$(0.115)		$(0.055)

Net asset value — End of year	$10.320	$10.270	$10.340	$10.660		$10.720

Total Return(3)	1.24%	(0.04)%	(1.92)%	0.53%		2.04%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$35,832	$52,079	$69,622	$85,043		$106,273

Ratios (as a percentage of average daily net assets):

Expenses	1.66%	1.65%	1.65%	1.65	%(4)	1.65	%(4)

Net investment income	0.75%	0.64%	0.46%	0.51%		0.37%

Portfolio Turnover	67%	54%	63%	47%		33%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

24	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class I

	Year Ended January 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$10.300	$10.370	$10.690	$10.750		$10.590

Income (Loss) From Operations

Net investment income	$0.181	$0.172	$0.156	$0.161		$0.145

Net realized and unrealized gain (loss)	0.048	(0.071)	(0.253)	0.001	(1)	0.177

Total income (loss) from operations	$0.229	$0.101	$(0.097)	$0.162		$0.322

Less Distributions

From net investment income	$(0.179)	$(0.171)	$(0.155)	$(0.160)		$(0.146)

From net realized gain	—	—	(0.068)	(0.062)		(0.016)

Total distributions	$(0.179)	$(0.171)	$(0.223)	$(0.222)		$(0.162)

Net asset value — End of year	$10.350	$10.300	$10.370	$10.690		$10.750

Total Return(2)	2.25%	0.96%	(0.93)%	1.54%		3.06%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$164,679	$179,156	$204,247	$217,956		$242,029

Ratios (as a percentage of average daily net assets):

Expenses	0.66%	0.65%	0.65%	0.64	%(3)	0.65	%(3)

Net investment income	1.75%	1.64%	1.46%	1.51%		1.37%

Portfolio Turnover	67%	54%	63%	47%		33%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

25	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class A

	Year Ended January 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$12.160	$12.070	$12.430	$12.320		$11.600

Income (Loss) From Operations

Net investment income	$0.235	$0.227	$0.197	$0.199		$0.191

Net realized and unrealized gain (loss)	0.050	0.090	(0.353)	0.110		0.720

Total income (loss) from operations	$0.285	$0.317	$(0.156)	$0.309		$0.911

Less Distributions

From net investment income	$(0.235)	$(0.227)	$(0.196)	$(0.199)		$(0.191)

From net realized gain	—	—	(0.008)	—		—

Total distributions	$(0.235)	$(0.227)	$(0.204)	$(0.199)		$(0.191)

Net asset value — End of year	$12.210	$12.160	$12.070	$12.430		$12.320

Total Return(1)(2)	2.38%	2.62%	(1.29)%	2.57%		7.91%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$42,715	$48,494	$57,262	$61,227		$58,616

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.90%	0.90%	0.90%	0.90	%(3)	0.92	%(3)

Net investment income	1.95%	1.85%	1.57%	1.65%		1.60%

Portfolio Turnover	86%	62%	68%	62%		77%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.08%, 0.07%, 0.07%, 0.09% and 0.08% of average daily net assets for the years ended January 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

26	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class C

	Year Ended January 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$12.160	$12.060	$12.430	$12.310		$11.600

Income (Loss) From Operations

Net investment income	$0.143	$0.134	$0.101	$0.109		$0.102

Net realized and unrealized gain (loss)	0.051	0.101	(0.361)	0.120		0.709

Total income (loss) from operations	$0.194	$0.235	$(0.260)	$0.229		$0.811

Less Distributions

From net investment income	$(0.144)	$(0.135)	$(0.102)	$(0.109)		$(0.101)

From net realized gain	—	—	(0.008)	—		—

Total distributions	$(0.144)	$(0.135)	$(0.110)	$(0.109)		$(0.101)

Net asset value — End of year	$12.210	$12.160	$12.060	$12.430		$12.310

Total Return(1)(2)	1.61%	1.94%	(2.11)%	1.88%		7.02%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$24,456	$29,221	$34,920	$38,737		$37,435

Ratios (as a percentage of average daily net assets):

Expenses(2)	1.65%	1.65%	1.65%	1.65	%(3)	1.67	%(3)

Net investment income	1.20%	1.10%	0.82%	0.90%		0.85%

Portfolio Turnover	86%	62%	68%	62%		77%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.08%, 0.07%, 0.07%, 0.09% and 0.08% of average daily net assets for the years ended January 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

27	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class I

	Year Ended January 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$12.180	$12.080	$12.440	$12.330		$11.610

Income (Loss) From Operations

Net investment income	$0.265	$0.258	$0.227	$0.230		$0.221

Net realized and unrealized gain (loss)	0.040	0.100	(0.352)	0.110		0.720

Total income (loss) from operations	$0.305	$0.358	$(0.125)	$0.340		$0.941

Less Distributions

From net investment income	$(0.265)	$(0.258)	$(0.227)	$(0.230)		$(0.221)

From net realized gain	—	—	(0.008)	—		—

Total distributions	$(0.265)	$(0.258)	$(0.235)	$(0.230)		$(0.221)

Net asset value — End of year	$12.220	$12.180	$12.080	$12.440		$12.330

Total Return(1)(2)	2.63%	2.87%	(1.04)%	2.82%		8.17%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$396,647	$413,436	$434,942	$347,631		$273,125

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.65%	0.65%	0.65%	0.65	%(3)	0.67	%(3)

Net investment income	2.19%	2.10%	1.82%	1.90%		1.84%

Portfolio Turnover	86%	62%	68%	62%		77%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.08%, 0.07%, 0.07%, 0.09% and 0.08% of average daily net assets for the years ended January 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

28	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of six funds, two of which, each diversified, are included in these financial statements. They include Eaton Vance TABS Short-Term Municipal Bond Fund (Short-Term Municipal Bond Fund) and Eaton Vance TABS Intermediate-Term Municipal Bond Fund (Intermediate-Term Municipal Bond Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to seek after-tax total return. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2019, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

29

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2019 and January 31, 2018 was as follows:

	Year Ended January 31, 2019
	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Tax-exempt income	$5,002,054	$10,018,552

Ordinary income	$231,781	$60,392

	Year Ended January 31, 2018
	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Tax-exempt income	$5,515,200	$9,506,428

Ordinary income	$526,248	$349,296

As of January 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Undistributed tax-exempt income	$43,762	$479,445

Deferred capital losses	$(1,968,273)	$(3,907,056)

Net unrealized appreciation	$4,958,261	$14,657,512

Distributions payable	$(111,068)	$(493,904)

30

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Notes to Financial Statements — continued

At January 31, 2019, the Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Funds’ next taxable year and retain the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Deferred capital losses:

Short-term	$1,571,781	$3,907,056

Long-term	$396,492	$—

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2019, as determined on a federal income tax basis, were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Aggregate cost	$298,254,914	$445,210,262

Gross unrealized appreciation	$5,009,338	$14,691,404

Gross unrealized depreciation	(51,077)	(33,892)

Net unrealized appreciation	$4,958,261	$14,657,512

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

	Annual Asset Rate
Daily Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Up to $500 million	0.55%	0.60%

$500 million up to $1 billion	0.54%	0.60%

On average daily net assets of $1 billion or more, the rates are reduced. For the year ended January 31, 2019, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Investment Adviser and Administration Fee	$1,891,223	$2,862,557

Effective Annual Rate	0.55%	0.60%

31

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Notes to Financial Statements — continued

For Intermediate-Term Municipal Bond Fund, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90%, 1.65% and 0.65% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2019. Pursuant to this agreement, EVM was allocated $367,776 of Intermediate-Term Municipal Bond Fund’s operating expenses for the year ended January 31, 2019.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2019 were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

EVM’s Sub-Transfer Agent Fees	$5,833	$3,354

EVD’s Class A Sales Charges	$811	$1,447

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2019 for Class A shares amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class A Distribution and Service Fees	$325,457	$110,750

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. For the year ended January 31, 2019, the Funds paid or accrued to EVD the following distribution fees:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class C Distribution Fees	$328,508	$202,495

32

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2019 amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class C Service Fees	$109,503	$67,498

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares of Intermediate-Term Municipal Bond Fund may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2019, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class C	$1,600	$2,000

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2019 were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Purchases	$226,175,297	$402,590,995

Sales	$297,042,688	$415,391,099

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Short-Term Municipal Bond Fund
	Year Ended January 31, 2019
	Class A	Class C	Class I

Sales	996,823	184,904	6,856,949

Issued to shareholders electing to receive payments of distributions in Fund shares	163,559	27,318	201,173

Redemptions	(4,814,522)	(1,702,951)	(8,538,609)

Converted from Class C shares	106,835	—	—

Converted to Class A shares	—	(107,123)	—

Net decrease	(3,547,305)	(1,597,852)	(1,480,487)

33

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Notes to Financial Statements — continued

	Year Ended January 31, 2018
	Class A	Class C	Class I

Sales	2,072,785	228,419	6,190,310

Issued to shareholders electing to receive payments of distributions in Fund shares	200,298	32,369	232,921

Redemptions	(7,020,764)	(1,921,389)	(8,722,242)

Net decrease	(4,747,681)	(1,660,601)	(2,299,011)

Intermediate-Term Municipal Bond Fund
	Year Ended January 31, 2019
	Class A	Class C	Class I

Sales	355,900	164,304	11,656,386

Issued to shareholders electing to receive payments of distributions in Fund shares	43,777	11,957	287,558

Redemptions	(977,358)	(486,470)	(13,446,326)

Converted from Class C shares	89,315	—	—

Converted to Class A shares	—	(89,376)	—

Net decrease	(488,366)	(399,585)	(1,502,382)

	Year Ended January 31, 2018
	Class A	Class C	Class I

Sales	785,707	340,700	11,786,693

Issued to shareholders electing to receive payments of distributions in Fund shares	50,528	13,353	271,605

Redemptions	(1,595,426)	(846,024)	(14,114,765)

Net decrease	(759,191)	(491,971)	(2,056,467)

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2019.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Notes to Financial Statements — continued

At January 31, 2019, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Short-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$300,656,583	$—	$300,656,583

Taxable Municipal Securities	—	2,556,592	—	2,556,592

Total Investments	$—	$303,213,175	$—	$303,213,175

Intermediate-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$458,700,146	$—	$458,700,146

Taxable Municipal Securities	—	1,167,628	—	1,167,628

Total Investments	$—	$459,867,774	$—	$459,867,774

35

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance TABS Short-Term Municipal Bond Fund and Eaton Vance TABS Intermediate-Term Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Eaton Vance TABS Short-Term Municipal Bond Fund and Eaton Vance TABS Intermediate-Term Municipal Bond Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 21, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

36

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2019, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS Short-Term Municipal Bond Fund	95.57%

TABS Intermediate-Term Municipal Bond Fund	99.40%

37

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Special Meeting of Shareholders (Unaudited)

Each Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to each Fund were as follows:

Eaton Vance TABS Short-Term Municipal Bond Fund

	Number of Shares
Nominee for Trustee	For	Withheld

Mark R. Fetting	30,123,686	585,642

Keith Quinton	30,124,215	585,113

Marcus L. Smith	30,120,253	589,074

Susan J. Sutherland	30,437,515	271,812

Scott E. Wennerholm	30,123,686	585,642

Eaton Vance TABS Intermediate-Term Municipal Bond Fund
	Number of Shares
Nominee for Trustee	For	Withheld

Mark R. Fetting	38,512,188	74,325

Keith Quinton	38,512,188	74,325

Marcus L. Smith	38,512,188	74,325

Susan J. Sutherland	38,513,972	72,541

Scott E. Wennerholm	38,512,188	74,325

Results are rounded to the nearest whole number.

38

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2011

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018).

39

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustee (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

40

Eaton Vance

TABS Municipal Bond Funds

January 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President and officer of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President and officer of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

41

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

42

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

6096    1.31.19

Eaton Vance

TABS Laddered Municipal Bond Funds

Annual Report

January 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Funds electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2019

Eaton Vance

TABS Laddered Municipal Bond Funds

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

TABS 1-to-10 Year Laddered Municipal Bond Fund	4
TABS 10-to-20 Year Laddered Municipal Bond Fund	6

Endnotes and Additional Disclosures	8

Fund Expenses	9

Financial Statements	11

Report of Independent Registered Public Accounting Firm	35

Federal Tax Information	36

Special Meeting of Shareholders	37

Management and Organization	38

Important Notices	41

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended January 31, 2019, was positive for the municipal bond market, with the Bloomberg Barclays Municipal Bond Index,2 a broad measure of the asset class, returning 3.26%.

Bond performance, however, varied considerably across the AAA6 municipal yield curve.8 During the period, rates rose and bond prices fell in the 0–2 year and 19–30 year areas of the curve. But rates declined in the 3–18 year segment of the curve, with the largest declines — and the strongest bond price performance — occurring in the 10–12 year part of the curve. As a result, the front end of the municipal yield curve — 1–9 years — generally flattened while the back end — 10–30 years — steepened. In addition, lower-rated bonds generally outperformed higher-rated issues during the period. Municipal bonds outperformed comparable U.S. Treasurys in the 1–10 year area of the yield curve, while Treasurys outperformed municipals across the remainder of the curve.

As the period opened in February 2018, signs of increasing inflation, higher wage growth and fears that recent tax legislation might overheat the economy were pushing interest rates up and bond prices down. Upward pressure on short-term rates continued in March and June 2018 as the U.S. Federal Reserve Board (the Fed) delivered its first two rate hikes of the year. At the long end of the curve, however, fluctuating perceptions of geopolitical risk were a primary driver of rates from April through the end of August 2018. Investors toggled between concern that the U.S. was initiating a global trade war and optimism about economic growth and a potential detente between the U.S. and North Korea.

In September 2018, the Fed hiked the federal funds rate again, which pushed up both U.S. Treasury and municipal rates across the curve. In October 2018, a strong U.S. employment report and easing concerns about Italy’s national budget crisis continued the upward pressure on longer-term rates. But as 2018 came to a close, investors became increasingly concerned about a trade war with China, a potential government shutdown and dovish comments by the Fed that led the futures market to project the possibility of no further rate hikes in 2019. The result was a “flight to quality” by bond investors that pushed longer-term bond prices up and rates down in December 2018.

The first month of 2019, in contrast, was relatively quiet for bonds. As investors waited to see the outcome of the longest-ever U.S. government shutdown, municipal interest rates were virtually unchanged in January.

Fund Performance

For the 12-month period ended January 31, 2019, Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund returned 2.26% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg Barclays Short-Intermediate 1–10 Year Municipal Bond Index, which returned 2.94%.

For the 12-month period ended January 31, 2019, Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund returned 3.30% for Class A shares at NAV, underperforming its benchmark, the Bloomberg Barclays 15 Year Municipal Bond Index, which returned 4.07%. The Indexes are unmanaged and returns do not reflect any applicable sales charges, commissions, or expenses.

Each of the TABS Laddered Municipal Bond Funds provides rules-based, approximately equal-weighted exposure across its respective portion of the yield curve, with the objective of seeking current income exempt from regular federal income tax. Management seeks to add incremental return through active security selection and in-depth credit analysis.

During the period, yield curve positioning detracted from relative performance for both TABS Laddered Municipal Bond Funds versus their respective benchmarks. Security selection was the largest contributor to the relative performance of both Funds. Duration7 positioning also helped the relative performance of both Funds during the period.

Fund-specific Results

For Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund, yield curve positioning detracted from Fund performance versus its benchmark during the period. Due to its equal-weighted, laddered strategy, the Fund had approximately 10% of its holdings in bonds with 0–1 year remaining to maturity, an area of the yield curve not represented in its benchmark. As rates rose and bond prices declined in that part of the curve during the period, the Fund’s holdings in that area modestly hurt Fund performance relative to its benchmark.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Management’s Discussion of Fund Performance1 — continued

Fund-specific Results — continued

In contrast, security selection, duration, and credit quality contributed to Fund performance versus its benchmark. With regard to security selection, active selection of individual bonds based on fundamental credit research was the largest single contributor to Fund performance relative to its benchmark.

The Fund had an overall longer duration than its benchmark and a greater sensitivity to interest rate changes during the period. This also helped relative performance by causing the Fund to benefit more than its benchmark as rates fell and bond prices rose for bonds with 3–10 years remaining to maturity, which accounted for a majority of the Fund’s holdings. The Fund’s lower average credit quality, compared with its benchmark, contributed to relative performance as well because lower-rated bonds generally outperformed higher-rated issues during the period. The Fund was overweight versus its benchmark in lower-quality, better-performing A- and BBB- rated bonds and underweight in lower-performing, higher-quality AAA- and AA- rated bonds.

For Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund, yield curve positioning detracted from Fund performance versus its benchmark. The Fund was approximately equally weighted throughout the 10–20 year part of the curve, whereas its benchmark held only bonds with maturities between 12–17 years. As the 10–20 year area of the curve steepened during the period, the worst performance occurred toward the 20–year part of the curve, which saw the largest rate increases and bond price declines. Thus, the Fund’s exposure to bonds with 18–20 years remaining to maturity, which were not represented in its benchmark, detracted from Fund performance versus its benchmark.

In contrast, security selection and duration contributed to Fund performance versus its benchmark. Active selection of individual bonds based on fundamental credit research was the largest single contributor to relative results. The Fund also had a longer duration than its benchmark during the period. This helped the Fund benefit more than its benchmark as interest rates fell and bond prices rose for bonds with 10–17 years remaining to maturity, which accounted for a majority of the Fund’s holdings. However, interest rates rose and bond prices fell for bonds with 18–20 year maturities.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2019

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	05/04/2015	05/04/2015	2.26%	—	1.89%
Class A with 4.75% Maximum Sales Charge	—	—	–2.62	—	0.57
Class C at NAV	05/04/2015	05/04/2015	1.50	—	1.13
Class C with 1% Maximum Sales Charge	—	—	0.50	—	1.13
Class I at NAV	05/04/2015	05/04/2015	2.51	—	2.18
Bloomberg Barclays Short-Intermediate 1–10 Year Municipal Bond Index	—	—	2.94%	2.08%	1.88%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.89%	1.64%	0.64%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.76%	1.01%	2.01%
SEC 30-day Yield – Subsidized			1.59	0.93	1.92
SEC 30-day Yield – Unsubsidized			1.38	0.70	1.69

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	05/04/2015	$10,432	N.A.
Class I	$250,000	05/04/2015	$271,013	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2019

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2019

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	05/04/2015	05/04/2015	3.30%	—	4.15%
Class A with 4.75% Maximum Sales Charge	—	—	–1.65	—	2.80
Class C at NAV	05/04/2015	05/04/2015	2.53	—	3.39
Class C with 1% Maximum Sales Charge	—	—	1.53	—	3.39
Class I at NAV	05/04/2015	05/04/2015	3.56	—	4.41
Bloomberg Barclays 15 Year Municipal Bond Index	—	—	4.07%	4.47%	3.58%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			2.07%	2.82%	1.82%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			2.65%	1.90%	2.90%
SEC 30-day Yield – Subsidized			2.28	1.66	2.65
SEC 30-day Yield – Unsubsidized			1.05	0.36	1.34

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	05/04/2015	$11,331	N.A.
Class I	$250,000	05/04/2015	$293,935	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2019

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays Short-Intermediate 1–10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 1–10 years. Bloomberg Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12–17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charges reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 5/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[8]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term rates fall and/or short-term rates increase, and the yield curve steepens when long-term rates increase and/or short-term rates fall.

Fund profiles subject to change due to active management.

8

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 – January 31, 2019).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/18)	Ending Account Value (1/31/19)	Expenses Paid During Period* (8/1/18 – 1/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,016.20	$3.30	**	0.65%
Class C	$1,000.00	$1,012.40	$7.10	**	1.40%
Class I	$1,000.00	$1,017.40	$2.03	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.31	**	0.65%
Class C	$1,000.00	$1,018.10	$7.12	**	1.40%
Class I	$1,000.00	$1,023.20	$2.04	**	0.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2018.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

9

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Fund Expenses — continued

Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/18)	Ending Account Value (1/31/19)	Expenses Paid During Period* (8/1/18 – 1/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,023.90	$3.32	**	0.65%
Class C	$1,000.00	$1,020.00	$7.13	**	1.40%
Class I	$1,000.00	$1,024.20	$2.04	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.31	**	0.65%
Class C	$1,000.00	$1,018.10	$7.12	**	1.40%
Class I	$1,000.00	$1,023.20	$2.04	**	0.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2018.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

10

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2019

Portfolio of Investments

Tax-Exempt Investments — 95.1%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.1%

North Dakota Public Finance Authority, 5.00%, 10/1/19	$35	$35,757

Oklahoma Water Resources Board, 5.00%, 4/1/19	25	25,133

		$60,890

Education — 9.6%

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/20	$325	$341,744

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/21	150	161,914

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/23	125	141,063

Kershaw County Public Schools Foundation, SC, 5.00%, 12/1/19	100	102,740

Massachusetts Health and Educational Facilities Authority, (Tufts University), (SPA: Wells Fargo Bank, N.A.), 1.50%, 8/15/34(1)	1,400	1,400,000

Michigan State University, (SPA: Royal Bank of Canada), 1.48%, 8/15/30(2)	1,000	1,000,000

New York Dormitory Authority, (Icahn School of Medicine at Mount Sinai), 5.00%, 7/1/23	60	67,558

North Carolina Educational Facilities Finance Agency, (Duke University), 1.20%, 6/1/27(2)	1,000	1,000,000

Southcentral Pennsylvania General Authority, (York College of Pennsylvania), 5.00%, 11/1/24	250	285,815

UCF Stadium Corp., FL, 5.00%, 3/1/21	150	159,353

UCF Stadium Corp., FL, 5.00%, 3/1/23	250	279,517

West Clark 2000 School Building Corp., IN, 5.00%, 7/15/21	100	107,527

West Clark 2000 School Building Corp., IN, 5.00%, 1/15/23	100	111,734

		$5,158,965

Electric Utilities — 6.9%

Pend Oreille County Public Utility District No. 1, WA, Green Bonds, 5.00%, 1/1/22	$225	$242,057

Pend Oreille County Public Utility District No. 1, WA, Green Bonds, 5.00%, 1/1/23	780	855,520

Pend Oreille County Public Utility District No. 1, WA, Green Bonds, 5.00%, 1/1/25	275	310,871

Pend Oreille County Public Utility District No. 1, WA, Green Bonds, 5.00%, 1/1/28	1,000	1,154,460

Redding Joint Powers Financing Authority, CA, Electric System Revenue, 4.00%, 6/1/23	175	192,117

San Antonio, TX, Electric and Gas Systems, 3.00% to 12/1/19 (Put Date), 12/1/45	225	227,124

San Antonio, TX, Electric and Gas Systems, 3.00% to 12/1/20 (Put Date), 12/1/45	250	254,997

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)

Springfield, IL, Electric System Revenue, 5.00%, 3/1/21	$200	$212,174

Springfield, IL, Electric System Revenue, 5.00%, 3/1/25	250	287,825

		$3,737,145

Escrowed / Prerefunded — 0.7%

Lake County Community Consolidated School District No. 50, IL, Escrowed to Maturity, 5.00%, 1/1/21	$165	$175,019

Revere Local School District, OH, Prerefunded to 6/1/22, 5.00%, 12/1/27	200	221,380

		$396,399

General Obligations — 30.1%

Aldine Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/21	$1,060	$1,129,525

Arlington County, VA, 5.00%, 8/15/29	1,000	1,238,580

Boulder Valley School District No. Re-2, CO, 4.00%, 12/1/23	125	138,166

Burlington, VT, 5.00%, 11/1/27	225	264,361

Campton Township, IL, 5.00%, 12/15/19	75	77,079

Campton Township, IL, 5.00%, 12/15/22	200	221,490

Campton Township, IL, 5.00%, 12/15/23	105	118,799

Cypress-Fairbanks Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/20	1,000	1,033,980

Decatur City Board of Education, AL, 5.00%, 2/1/24	50	56,939

Decatur City Board of Education, AL, 5.00%, 2/1/25	50	58,093

Douglas County, NE, 3.75%, 12/15/27	555	576,240

Fort Worth, TX, 5.00%, 3/1/20	825	853,957

Grand Blanc Community Schools, MI, 4.00%, 5/1/27	455	481,649

Joshua Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/24	55	60,945

Katy Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/20	1,000	1,033,980

La Joya Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/26	1,000	1,101,400

Lake County Community Consolidated School District No. 50, IL, 5.00%, 1/1/21	85	89,980

Lakeland, FL, 5.00%, 10/1/19	50	51,081

Lakeland, FL, 5.00%, 10/1/21	50	54,202

Lakeland, FL, 5.00%, 10/1/22	100	111,241

Lakeland, FL, 5.00%, 10/1/24	50	58,190

Little Rock School District, AR, 3.00%, 2/1/23	100	101,776

Little Rock School District, AR, 3.00%, 2/1/24	250	254,012

Macomb County, MI, 4.00%, 5/1/23	50	54,280

McLean County Public Building Commission, IL, 5.00%, 12/1/22	250	278,650

New York, NY, 2.08%, (SIFMA + 0.65%), 2/15/19(3)	100	100,012

11	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

New York, NY, 2.13%, (SIFMA + 0.70%), 2/15/20(3)	$100	$100,365

New York, NY, (LOC: TD Bank N.A.), 1.47%, 9/1/27(2)	500	500,000

Northside Independent School District, TX, (PSF Guaranteed), 4.00%, 6/1/29	1,000	1,058,040

Ohio, 5.00%, 8/1/26	1,000	1,205,440

Pendergast Elementary School District No. 92, AZ, 3.00%, 7/1/21	50	51,408

Schaumburg, IL, 4.00%, 12/1/19	40	40,736

Scotts Bluff County School District 0016, NE, (Gering Public Schools), 5.00%, 12/1/25	120	131,634

Scotts Bluff County School District 0016, NE, (Gering Public Schools), 5.00%, 12/1/26	115	125,955

Scotts Bluff County School District 0016, NE, (Gering Public Schools), 5.00%, 12/1/27	170	186,079

Texas, (Texas Water Development Board), 5.00%, 8/1/25	950	1,024,233

Texas, (Texas Water Development Board), 5.00%, 8/1/26	925	996,336

Texas, (Texas Water Development Board), 5.00%, 8/1/27	1,000	1,076,360

Vistancia Community Facilities District, AZ, 5.00%, 7/15/19	30	30,432

Vistancia Community Facilities District, AZ, 5.00%, 7/15/20	30	31,374

Vistancia Community Facilities District, AZ, 5.00%, 7/15/21	65	67,843

		$16,224,842

Hospital — 5.8%

Colorado Health Facilities Authority, (Vail Valley Medical Center), 4.00%, 1/15/22	$30	$31,717

Colorado Health Facilities Authority, (Vail Valley Medical Center), 4.00%, 1/15/25	25	27,554

Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/23	25	27,783

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/28	1,000	1,181,740

Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 4.00%, 7/1/19	25	25,222

Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 4.00%, 7/1/20	200	205,920

Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/27	500	545,310

Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/24	85	97,186

Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/25	30	34,846

Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/26	85	99,695

Oregon Facilities Authority, (Legacy Health), 4.125%, 5/1/19	30	30,169

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/23	35	39,519

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

San Diego County, CA, (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/25	$35	$41,236

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/19	100	101,808

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/20	235	247,826

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/21	150	162,081

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/22	200	221,282

		$3,120,894

Housing — 0.9%

New York City Housing Development Corp., NY, 1.70%, 11/1/20	$200	$199,520

New York City Housing Development Corp., NY, 1.75%, 5/1/21	135	134,675

New York City Housing Development Corp., NY, 1.80%, 11/1/21	165	164,691

		$498,886

Insured – General Obligations — 3.7%

Albertville, AL, (BAM), 4.00%, 6/1/28	$250	$264,540

Cave Creek Unified School District No. 93, Maricopa County, AZ, (BAM), 5.25%, 7/1/23	50	56,982

Montgomery County Municipal Utility District No. 9, TX, (BAM), 3.00%, 4/1/25	250	259,215

Montgomery County Municipal Utility District No. 9, TX, (BAM), 3.00%, 4/1/26	250	258,002

Montgomery County Municipal Utility District No. 9, TX, (BAM), 3.00%, 4/1/27	525	538,225

New Britain, CT, (BAM), 5.00%, 3/1/24	55	62,668

New Britain, CT, (BAM), 5.00%, 3/1/25	50	57,704

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/23	105	118,232

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/24	95	109,530

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/25	5	5,873

Peoria Unified School District No. 11, Maricopa County, AZ, (AGM), 5.00%, 7/1/24	85	98,150

Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/19	50	50,356

Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/20	50	50,912

Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/21	50	51,426

		$1,981,815

12	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Lease Revenue / Certificates of Participation — 0.9%

Highlands County School Board, FL, (BAM), 5.00%, 3/1/20	$250	$258,285

Highlands County School Board, FL, (BAM), 5.00%, 3/1/26	180	208,400

		$466,685

Insured – Special Tax Revenue — 0.1%

Successor Agency to Riverside County Redevelopment Agency, CA, (AGM), 5.00%, 10/1/24	$50	$58,335

		$58,335

Insured – Transportation — 5.5%

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/28	$1,000	$1,189,730

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/29	1,510	1,780,698

		$2,970,428

Insured – Water and Sewer — 0.1%

Beaumont, TX, Waterworks and Sewer System Revenue, (BAM), 3.00%, 9/1/22	$25	$25,981

		$25,981

Lease Revenue / Certificates of Participation — 2.9%

Georgia Municipal Association, Inc., Certificates of Participation, (Atlanta Public Safety), 5.00%, 12/1/23	$225	$256,228

Miami-Dade County School Board, FL, 5.00%, 2/1/24	300	341,025

Miami-Dade County School Board, FL, 5.00%, 2/1/25	200	230,790

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 9/1/23	100	104,940

Palm Beach County School Board, FL, 5.00%, 8/1/21	125	134,862

South Dakota Building Authority, 5.00%, 6/1/25	85	99,912

St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/24	100	103,484

St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/25	250	258,037

Thompson School District No. R2-J, Larimer, Weld and Boulder Counties, CO, 5.00%, 12/1/19	25	25,670

		$1,554,948

Other Revenue — 9.9%

Citizens Property Insurance Corp., FL, 5.00%, 6/1/22	$100	$108,485

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/27	330	388,021

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/28	545	637,813

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/29	600	698,880

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Fulton County Development Authority, GA, (Robert W. Woodruff Arts Center, Inc.), 5.00%, 3/15/24	$150	$169,661

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, (Liq: Royal Bank of Canada), 4.00% to 9/1/23 (Put Date), 4/1/48	2,500	2,643,375

Tennessee Energy Acquisition Corp., Gas Project Revenue, 5.00%, 11/1/22	400	434,896

West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/24	100	115,637

West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/25	100	117,761

		$5,314,529

Senior Living / Life Care — 3.0%

Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 5.00%, 10/1/22	$50	$54,306

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/24	60	65,490

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/25	60	65,957

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/29	830	892,076

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/21	50	53,088

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/23	100	109,542

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/22	150	161,610

Orange County, FL, Health Facilities Authority, (Presbyterian Retirement Communities), 4.00%, 8/1/24	50	53,297

Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/19	100	100,796

Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/23	25	25,634

Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/24	50	51,045

		$1,632,841

Special Tax Revenue — 6.5%

Contra Costa Transportation Authority, CA, Sales Tax Revenue, 2.014%, (70% of 1 mo. USD LIBOR + 0.25%), 3/1/34(3)	$500	$500,140

New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/26	100	112,125

Port St. Lucie, FL, Public Service Tax Revenue, 5.00%, 9/1/27	250	286,817

Thornton Development Authority, CO, 2.00%, 12/1/19	200	200,356

13	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

Thornton Development Authority, CO, 4.00%, 12/1/20	$100	$103,949

Troup County Public Facilities Authority, GA, 3.00%, 5/1/21	1,000	1,026,230

Troup County Public Facilities Authority, GA, 4.00%, 5/1/22	1,000	1,068,630

West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/20	100	103,347

West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/22	50	54,249

West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/23	60	66,538

		$3,522,381

Transportation — 3.4%

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/21	$50	$53,007

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/25	25	29,008

Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/21	50	53,726

Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	250	292,608

Metropolitan Transportation Authority, NY, Green Bonds, 5.00%, 11/15/29	1,000	1,174,200

North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/20	100	103,499

North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/22	100	109,530

		$1,815,578

Water and Sewer — 5.0%

Arizona Water Infrastructure Finance Authority, 5.00%, 10/1/25	$55	$64,330

Brushy Creek Regional Utility Authority, Inc., TX, 5.00%, 8/1/24	500	576,520

Brushy Creek Regional Utility Authority, Inc., TX, 5.00%, 8/1/25	160	187,810

Brushy Creek Regional Utility Authority, Inc., TX, 5.00%, 8/1/27	500	591,285

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/21	50	53,803

DeKalb County, GA, Water and Sewerage Revenue, 5.00%, 10/1/24	335	391,632

Glendale, AZ, Water and Sewer Revenue, 5.00%, 7/1/28	500	580,325

Travis County Water Control and Improvement District No. 17, TX, 4.00%, 11/1/26	220	239,598

		$2,685,303

Total Tax-Exempt Investments — 95.1% (identified cost $50,540,800)		$51,226,845

Short-Term Investments — 15.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.61%(4)	8,198,232	$8,198,232

Total Short-Term Investments (identified cost $8,197,970)		$8,198,232

Total Investments — 110.3% (identified cost $58,738,770)		$59,425,077

Other Assets, Less Liabilities — (10.3)%		$(5,560,117)

Net Assets — 100.0%		$53,864,960

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2019, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	23.5%

Georgia	10.3%

Others, representing less than 10% individually	61.3%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2019, 9.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 3.7% to 5.5% of total investments.

(1)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at January 31, 2019.

(2)

Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, is determined by the remarketing agent and represents the rate in effect at January 31, 2019.

(3)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2019.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2019.

14	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2019

Portfolio of Investments — continued

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

LIBOR	–	London Interbank Offered Rate

Liq	–	Liquidity Provider

LOC	–	Letter of Credit

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SPA	–	Standby Bond Purchase Agreement

Currency Abbreviations:

USD	–	United States Dollar

15	See Notes to Financial Statements.

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2019

Portfolio of Investments

Tax-Exempt Investments — 94.8%
Security	Principal Amount (000’s omitted)	Value

Education — 6.0%

Colorado Educational and Cultural Facilities Authority, (University of Denver), 4.00%, 3/1/35	$100	$105,578

Colorado School of Mines, 4.00%, 12/1/34	300	318,303

Madison County Capital Resource Corp., NY, (Colgate University), 5.00%, 7/1/31	100	114,964

		$538,845

Electric Utilities — 0.6%

Missouri Joint Municipal Electric Utility Commission, (Prairie State Energy Campus), 4.00%, 12/1/35	$50	$52,860

		$52,860

General Obligations — 20.2%

California, 4.00%, 9/1/32	$225	$243,310

Cascade School District No. 228, Chelan County, WA, 4.00%, 12/1/26	100	110,634

Colonial School District, PA, 5.00%, 2/15/35	75	86,624

Colonial School District, PA, 5.00%, 2/15/36	100	115,237

Lakeland, FL, 5.00%, 10/1/29	100	115,418

Lakeland, FL, 5.00%, 10/1/31	100	114,676

Lewis and Thurston Counties Centralia School District No. 401, WA, 5.00%, 12/1/37	145	165,629

Los Angeles Community College District, CA, (Election of 2008), 4.00%, 8/1/33	125	133,938

Monterey Peninsula Community College District, CA, 4.00%, 8/1/33	100	106,785

Rowland Unified School District, CA, (Election of 2012), 0.00%, 8/1/34	400	215,508

Williamson County, TX, 4.00%, 2/15/29	150	163,486

Williamson County, TX, 4.00%, 2/15/30	100	108,290

Williamson County, TX, 5.00%, 2/15/28	125	146,281

		$1,825,816

Hospital — 8.5%

Lexington County Health Services District, Inc., SC, 4.00%, 11/1/33	$150	$155,715

Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/25	50	57,259

Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/31	50	55,390

Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/39	100	106,465

New Hampshire Health and Education Facilities Authority, (Concord Hospital), 5.00%, 10/1/32	150	171,124

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

North Carolina Medical Care Commission, (Rex Healthcare, Inc.), 5.00%, 7/1/32	$100	$112,696

North Carolina Medical Care Commission, (Rex Healthcare, Inc.), 5.00%, 7/1/33	100	112,136

		$770,785

Housing — 1.6%

Vermont Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 3.85%, 11/1/33	$140	$144,411

		$144,411

Insured – Education — 2.6%

Patterson Joint Unified School District, CA, (Election 2018), (BAM), 5.00%, 8/1/29	$200	$235,814

		$235,814

Insured – General Obligations — 4.2%

Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/33	$100	$56,190

Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/35	100	50,698

Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 4.00%, 9/1/31	150	155,780

Zeeland Public Schools, MI, (AGM), 5.00%, 5/1/28	100	115,047

		$377,715

Insured – Transportation — 4.4%

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/32	$100	$115,193

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/33	100	114,605

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/34	150	171,154

		$400,952

Lease Revenue / Certificates of Participation — 4.4%

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/33	$150	$159,477

Riverside County Public Financing Authority, CA, 5.00%, 11/1/27	150	177,207

Riverside County Public Financing Authority, CA, 5.00%, 11/1/28	50	58,760

		$395,444

Other Revenue — 9.7%

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/30	$100	$115,865

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/36	250	284,110

16	See Notes to Financial Statements.

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/30	$125	$140,015

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/31	150	167,010

Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/34	50	58,094

Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/35	100	115,997

		$881,091

Senior Living / Life Care — 15.1%

Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 5.00%, 10/1/30	$250	$275,207

Maryland Health and Higher Educational Facilities Authority, (Broadmead), 5.00%, 7/1/31	150	164,588

Maryland Health and Higher Educational Facilities Authority, (Broadmead), 5.00%, 7/1/32	220	240,863

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/28	150	165,609

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/31	100	107,816

Orange County Health Facilities Authority, FL, (Presbyterian Retirement Communities), 5.00%, 8/1/35	150	161,430

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/32	100	106,920

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/34	40	42,444

Westchester County Local Development Corp., NY, (Kendal on Hudson), 5.00%, 1/1/34	100	104,724

		$1,369,601

Special Tax Revenue — 3.4%

Atlanta Development Authority, GA, (New Downtown Atlanta Stadium), 5.00%, 7/1/34	$225	$254,554

Baltimore, MD, Special Tax Obligation, 5.00%, 6/15/29	50	55,547

		$310,101

Transportation — 12.7%

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/37	$250	$278,995

New Orleans Aviation Board, LA, 5.00%, 1/1/36	125	140,980

New Orleans Aviation Board, LA, 5.00%, 1/1/37	50	56,132

Oklahoma Turnpike Authority, 4.00%, 1/1/38	250	262,265

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/35	150	174,562

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/36	200	231,506

		$1,144,440

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 1.4%

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/30	$50	$57,422

Tucson, AZ, Water System Revenue, 5.00%, 7/1/32	60	69,678

		$127,100

Total Tax-Exempt Investments — 94.8% (identified cost $8,296,512)		$8,574,975

Short-Term Investments — 4.9%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.61%(1)	440,443	$440,443

Total Short-Term Investments (identified cost $440,423)		$440,443

Total Investments — 99.7% (identified cost $8,736,935)		$9,015,418

Other Assets, Less Liabilities — 0.3%		$27,917

Net Assets — 100.0%		$9,043,335

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2019, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	14.1%

Florida	10.4%

Others, representing less than 10% individually	70.3%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2019, 11.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 2.6% to 8.6% of total investments.

(1)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2019.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

17	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Statements of Assets and Liabilities

	January 31, 2019
Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Unaffiliated investments, at value (identified cost, $50,540,800 and $8,296,512, respectively)	$51,226,845	$8,574,975

Affiliated investment, at value (identified cost, $8,197,970 and $440,423, respectively)	8,198,232	440,443

Cash	1,400,967	—

Interest receivable	560,562	84,930

Dividends receivable from affiliated investment	9,171	513

Receivable for investments sold	277,524	—

Receivable for Fund shares sold	266,670	—

Receivable from affiliate	—	9,818

Total assets	$61,939,971	$9,110,679

Liabilities

Payable for investments purchased	$7,870,940	$—

Payable for Fund shares redeemed	102,091	879

Distributions payable	1,105	—

Payable to affiliates:

Investment adviser and administration fee	13,646	2,387

Distribution and service fees	7,037	341

Other	1,310	—

Accrued expenses	78,882	63,737

Total liabilities	$8,075,011	$67,344

Net Assets	$53,864,960	$9,043,335

Sources of Net Assets

Paid-in capital	$53,857,534	$8,838,269

Distributable earnings	7,426	205,066

Net Assets	$53,864,960	$9,043,335

Class A Shares

Net Assets	$17,978,255	$297,169

Shares Outstanding	1,754,870	28,153

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.24	$10.56

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$10.75	$11.09

Class C Shares

Net Assets	$3,950,648	$330,903

Shares Outstanding	385,696	31,318

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.24	$10.57

Class I Shares

Net Assets	$31,936,057	$8,415,263

Shares Outstanding	3,114,375	796,938

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.25	$10.56

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

18	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Statements of Operations

	Year Ended January 31, 2019
Investment Income	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Interest	$1,227,168	$277,399

Dividends from affiliated investment	94,397	9,703

Total investment income	$1,321,565	$287,102

Expenses

Investment adviser and administration fee	$193,026	$28,271

Distribution and service fees

Class A	39,755	815

Class C	36,581	3,559

Trustees’ fees and expenses	3,128	933

Custodian fee	38,752	24,547

Transfer and dividend disbursing agent fees	10,822	2,637

Legal and accounting services	42,404	35,545

Printing and postage	12,248	6,238

Registration fees	47,424	35,630

Miscellaneous	13,564	11,641

Total expenses	$437,704	$149,816

Deduct —

Allocation of expenses to affiliate	$119,877	$110,102

Total expense reductions	$119,877	$110,102

Net expenses	$317,827	$39,714

Net investment income	$1,003,738	$247,388

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(634,673)	$(76,285)

Investment transactions — affiliated investment	671	(81)

Net realized loss	$(634,002)	$(76,366)

Change in unrealized appreciation (depreciation) —

Investments	$959,562	$129,154

Investments — affiliated investment	56	(25)

Net change in unrealized appreciation (depreciation)	$959,618	$129,129

Net realized and unrealized gain	$325,616	$52,763

Net increase in net assets from operations	$1,329,354	$300,151

19	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Statements of Changes in Net Assets

	Year Ended January 31, 2019
Increase (Decrease) in Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

From operations —

Net investment income	$1,003,738	$247,388

Net realized loss	(634,002)	(76,366)

Net change in unrealized appreciation (depreciation)	959,618	129,129

Net increase in net assets from operations	$1,329,354	$300,151

Distributions to shareholders(1) —

Class A	$(247,716)	$(9,792)

Class C	(29,315)	(7,954)

Class I	(726,703)	(262,121)

Total distributions to shareholders	$(1,003,734)	$(279,867)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$5,789,653	$94,543

Class C	1,080,335	—

Class I	20,759,823	399,396

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	236,539	9,792

Class C	29,285	7,954

Class I	724,053	262,007

Cost of shares redeemed

Class A	(5,052,474)	(142,366)

Class C	(828,665)	(57,544)

Class I	(31,820,357)	(624,783)

Net decrease in net assets from Fund share transactions	$(9,081,808)	$(51,001)

Net decrease in net assets	$(8,756,188)	$(30,717)

Net Assets

At beginning of year	$62,621,148	$9,074,052

At end of year	$53,864,960	$9,043,335

(1)	The current year presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commision, effective November 5, 2018.

20	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2018
Increase (Decrease) in Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

From operations —

Net investment income	$765,150	$219,905

Net realized gain (loss)	(56,090)	34,290

Net change in unrealized appreciation (depreciation)	44,755	149,265

Net increase in net assets from operations	$753,815	$403,460

Distributions to shareholders —

From net investment income

Class A	$(112,233)	$(10,003)

Class C	(17,652)	(6,500)

Class I	(635,003)	(203,421)

Total distributions to shareholders	$(764,888)	$(219,924)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$13,204,984	$98,309

Class C	1,812,341	181,074

Class I	15,601,136	1,946,982

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	104,229	10,003

Class C	17,652	6,500

Class I	634,090	203,421

Cost of shares redeemed

Class A	(1,301,887)	(358,312)

Class C	(863,649)	(202,440)

Class I	(13,343,325)	(419,810)

Net increase in net assets from Fund share transactions	$15,865,571	$1,465,727

Net increase in net assets	$15,854,498	$1,649,263

Net Assets

At beginning of year	$46,766,650	$7,424,789

At end of year(1)	$62,621,148	$9,074,052

(1)

Includes accumulated undistributed (distributions in excess of) net investment income of $(678) and $2,349, respectively, at January 31, 2018. The requirement to disclose the corresponding amount as of January 31, 2019 was eliminated.

21	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Financial Highlights

	1-to-10 Year Laddered Fund — Class A

	Year Ended January 31,			Period Ended January 31, 2016(1)
	2019	2018	2017

Net asset value — Beginning of period	$10.170	$10.120	$10.340	$10.000

Income (Loss) From Operations

Net investment income	$0.157	$0.129	$0.120	$0.070

Net realized and unrealized gain (loss)	0.070	0.050	(0.220)	0.340

Total income (loss) from operations	$0.227	$0.179	$(0.100)	$0.410

Less Distributions

From net investment income	$(0.157)	$(0.129)	$(0.120)	$(0.070)

Total distributions	$(0.157)	$(0.129)	$(0.120)	$(0.070)

Net asset value — End of period	$10.240	$10.170	$10.120	$10.340

Total Return(2)(3)	2.26%	1.76%	(0.99)%	4.12	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$17,978	$16,877	$5,031	$1,838

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.65%	0.65%	0.65%	0.65	%(5)

Net investment income	1.56%	1.25%	1.14%	0.89	%(5)

Portfolio Turnover	91%	19%	4%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.20%, 0.24%, 0.31% and 1.45% of average daily net assets for the years ended January 31, 2019, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

22	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Financial Highlights — continued

	1-to-10 Year Laddered Fund — Class C

	Year Ended January 31,			Period Ended January 31, 2016(1)
	2019	2018	2017

Net asset value — Beginning of period	$10.170	$10.120	$10.340	$10.000

Income (Loss) From Operations

Net investment income	$0.081	$0.052	$0.041	$0.015

Net realized and unrealized gain (loss)	0.070	0.050	(0.220)	0.340

Total income (loss) from operations	$0.151	$0.102	$(0.179)	$0.355

Less Distributions

From net investment income	$(0.081)	$(0.052)	$(0.041)	$(0.015)

Total distributions	$(0.081)	$(0.052)	$(0.041)	$(0.015)

Net asset value — End of period	$10.240	$10.170	$10.120	$10.340

Total Return(2)(3)	1.50%	1.00%	(1.73)%	3.55	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,951	$3,638	$2,665	$27

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.40%	1.40%	1.40%	1.40	%(5)

Net investment income	0.80%	0.50%	0.34%	0.19	%(5)

Portfolio Turnover	91%	19%	4%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.20%, 0.24%, 0.31% and 1.45% of average daily net assets for the years ended January 31, 2019, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

23	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Financial Highlights — continued

	1-to-10 Year Laddered Fund — Class I

	Year Ended January 31,			Period Ended January 31, 2016(1)
	2019	2018	2017

Net asset value — Beginning of period	$10.180	$10.130	$10.350	$10.000

Income (Loss) From Operations

Net investment income	$0.182	$0.156	$0.146	$0.090

Net realized and unrealized gain (loss)	0.070	0.050	(0.220)	0.350

Total income (loss) from operations	$0.252	$0.206	$(0.074)	$0.440

Less Distributions

From net investment income	$(0.182)	$(0.156)	$(0.146)	$(0.090)

Total distributions	$(0.182)	$(0.156)	$(0.146)	$(0.090)

Net asset value — End of period	$10.250	$10.180	$10.130	$10.350

Total Return(2)(3)	2.51%	2.03%	(0.74)%	4.42	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31,936	$42,106	$39,070	$27,456

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.40%	0.40%	0.40%	0.40	%(5)

Net investment income	1.79%	1.51%	1.40%	1.14	%(5)

Portfolio Turnover	91%	19%	4%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.20%, 0.24%, 0.31% and 1.45% of average daily net assets for the years ended January 31, 2019, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

24	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class A

	Year Ended January 31,			Period Ended January 31, 2016(1)
	2019	2018	2017

Net asset value — Beginning of period	$10.530	$10.260	$10.610	$10.000

Income (Loss) From Operations

Net investment income	$0.272	$0.255	$0.255	$0.192

Net realized and unrealized gain (loss)	0.068	0.270	(0.336)	0.610

Total income (loss) from operations	$0.340	$0.525	$(0.081)	$0.802

Less Distributions

From net investment income	$(0.271)	$(0.255)	$(0.254)	$(0.192)

From net realized gain	(0.039)	—	(0.015)	—

Total distributions	$(0.310)	$(0.255)	$(0.269)	$(0.192)

Net asset value — End of period	$10.560	$10.530	$10.260	$10.610

Total Return(2)(3)	3.30%	5.14%	(0.82)%	8.11	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$297	$336	$574	$345

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.65%	0.65%	0.65%	0.65	%(5)

Net investment income	2.59%	2.44%	2.35%	2.28	%(5)

Portfolio Turnover	44%	53%	16%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.25%, 1.42%, 1.50% and 3.35% of average daily net assets for the years ended January 31, 2019, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

25	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class C

	Year Ended January 31,			Period Ended January 31, 2016(1)
	2019	2018	2017

Net asset value — Beginning of period	$10.540	$10.270	$10.620	$10.000

Income (Loss) From Operations

Net investment income	$0.194	$0.176	$0.174	$0.134

Net realized and unrealized gain (loss)	0.068	0.270	(0.335)	0.619

Total income (loss) from operations	$0.262	$0.446	$(0.161)	$0.753

Less Distributions

From net investment income	$(0.193)	$(0.176)	$(0.174)	$(0.133)

From net realized gain	(0.039)	—	(0.015)	—

Total distributions	$(0.232)	$(0.176)	$(0.189)	$(0.133)

Net asset value — End of period	$10.570	$10.540	$10.270	$10.620

Total Return(2)(3)	2.53%	4.35%	(1.56)%	7.58	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$331	$380	$385	$192

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.40%	1.40%	1.40%	1.40	%(5)

Net investment income	1.85%	1.66%	1.59%	1.59	%(5)

Portfolio Turnover	44%	53%	16%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.25%, 1.42%, 1.50% and 3.35% of average daily net assets for the years ended January 31, 2019, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

26	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class I

	Year Ended January 31,			Period Ended January 31, 2016(1)
	2019	2018	2017

Net asset value — Beginning of period	$10.530	$10.270	$10.610	$10.000

Income (Loss) From Operations

Net investment income	$0.298	$0.281	$0.281	$0.217

Net realized and unrealized gain (loss)	0.069	0.261	(0.325)	0.607

Total income (loss) from operations	$0.367	$0.542	$(0.044)	$0.824

Less Distributions

From net investment income	$(0.298)	$(0.282)	$(0.281)	$(0.214)

From net realized gain	(0.039)	—	(0.015)	—

Total distributions	$(0.337)	$(0.282)	$(0.296)	$(0.214)

Net asset value — End of period	$10.560	$10.530	$10.270	$10.610

Total Return(2)(3)	3.56%	5.30%	(0.47)%	8.33	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,415	$8,358	$6,465	$5,540

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.40%	0.40%	0.40%	0.40	%(5)

Net investment income	2.85%	2.65%	2.61%	2.81	%(5)

Portfolio Turnover	44%	53%	16%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.25%, 1.42%, 1.50% and 3.35% of average daily net assets for the years ended January 31, 2019, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

27	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of six funds, two of which, each diversified, are included in these financial statements. They include Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund (1-to-10 Year Laddered Fund) and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund (10-to-20 Year Laddered Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to provide current income exempt from regular federal income tax. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Funds’ prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Affiliated Fund. The Funds may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2019, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

28

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Notes to Financial Statements — continued

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2019 and January 31, 2018 was as follows:

	Year Ended January 31, 2019
	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Tax-exempt income	$918,541	$237,693

Ordinary income	$85,193	$9,703

Long-term capital gains	$—	$32,471

	Year Ended January 31, 2018
	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Tax-exempt income	$699,505	$212,339

Ordinary income	$65,383	$7,585

During the year ended January 31, 2019, the following amounts were reclassified for 1-to-10 Year Laddered Fund due to differences between book and tax accounting, primarily for tax treatment of distributions in excess of net tax-exempt income. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

1-to-10 Year Laddered Fund

Paid-in capital	$(12,921)

Distributable earnings	$12,921

29

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Notes to Financial Statements — continued

As of January 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Undistributed tax-exempt income	$—	$1,218

Deferred capital losses	$(702,719)	$(76,285)

Net unrealized appreciation	$711,250	$280,133

Distributions payable	$(1,105)	$—

At January 31, 2019, each Fund, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve each Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of each Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Deferred Capital Losses

Short-term	$489,630	$69,766

Long-term	$213,089	$6,519

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2019, as determined on a federal income tax basis, were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Aggregate cost	$58,713,827	$8,735,285

Gross unrealized appreciation	$749,245	$298,285

Gross unrealized depreciation	(37,995)	(18,152)

Net unrealized appreciation	$711,250	$280,133

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

	Annual Asset Rate
Daily Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Up to $1 billion	0.32%	0.32%

30

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Notes to Financial Statements — continued

On average daily net assets of $1 billion or more, the rates are reduced. The Funds invest their cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended January 31, 2019, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Investment Adviser and Administration Fee	$193,026	$28,271

Effective Annual Rate	0.32%	0.32%

EVM has agreed to reimburse each Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65%, 1.40% and 0.40% of each Fund’s average daily net assets for Class A, Class C and Class I, respectively. These agreements may be changed or terminated after May 31, 2019. Pursuant to these agreements, EVM was allocated $119,877 and $110,102 of operating expenses of the 1-to-10 Year Laddered Fund and the 10-to-20 Year Laddered Fund, respectively, for the year ended January 31, 2019.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2019 were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

EVM’s Sub-Transfer Agent Fees	$1,316	$755

EVD’s Class A Sales Charges	$2,587	$—

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2019 for Class A shares amounted to the following:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class A Distribution and Service Fees	$39,755	$815

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. For the year ended January 31, 2019, the Funds paid or accrued to EVD the following distribution fees:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class C Distribution Fees	$27,436	$2,669

31

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2019 amounted to the following:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class C Service Fees	$9,145	$890

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2019, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class A	$3,000	$—

Class C	$2,000	$—

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2019 were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Purchases	$51,620,290	$3,721,700

Sales	$59,354,703	$3,845,480

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

1-to-10 Year Laddered Fund
	Year Ended January 31, 2019
	Class A	Class C	Class I

Sales	570,425	106,559	2,044,610

Issued to shareholders electing to receive payments of distributions in Fund shares	23,333	2,889	71,394

Redemptions	(498,829)	(81,650)	(3,138,663)

Net increase (decrease)	94,929	27,798	(1,022,659)

32

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Notes to Financial Statements — continued

	Year Ended January 31, 2018
	Class A	Class C	Class I

Sales	1,279,086	176,932	1,516,813

Issued to shareholders electing to receive payments of distributions in Fund shares	10,162	1,718	61,687

Redemptions	(126,453)	(84,160)	(1,297,360)

Net increase	1,162,795	94,490	281,140

10-to-20 Year Laddered Fund
	Year Ended January 31, 2019
	Class A	Class C	Class I

Sales	9,017	—	38,124

Issued to shareholders electing to receive payments of distributions in Fund shares	937	759	25,077

Redemptions	(13,714)	(5,510)	(59,821)

Net increase (decrease)	(3,760)	(4,751)	3,380

	Year Ended January 31, 2018
	Class A	Class C	Class I

Sales	9,223	17,004	183,796

Issued to shareholders electing to receive payments of distributions in Fund shares	949	615	19,236

Redemptions	(34,229)	(19,059)	(39,210)

Net increase (decrease)	(24,057)	(1,440)	163,822

At January 31, 2019, EVM owned 65.0% of the value of the outstanding shares of the 10-to-20 Year Laddered Fund.

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2019.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

33

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Notes to Financial Statements — continued

At January 31, 2019, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

1-to-10 Year Laddered Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$51,226,845	$—	$51,226,845

Short-Term Investments	—	8,198,232	—	8,198,232

Total Investments	$—	$59,425,077	$—	$59,425,077

10-to-20 Year Laddered Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$8,574,975	$—	$8,574,975

Short-Term Investments	—	440,443	—	440,443

Total Investments	$—	$9,015,418	$—	$9,015,418

34

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from the start of business, May 4, 2015, to January 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, May 4, 2015, to January 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 21, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

35

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2019, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS 1-to-10 Year Laddered Municipal Bond Fund	91.51%

TABS 10-to-20 Year Laddered Municipal Bond Fund	96.08%

36

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Special Meeting of Shareholders (Unaudited)

Each Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to each Fund were as follows:

	TABS 1-to-10 Year Laddered Municipal Bond Fund		TABS 10-to-20 Year Laddered Municipal Bond Fund
Nominee for Trustee	For	Withheld	For	Withheld

Mark R. Fetting	2,912,147	0	242,409	0

Keith Quinton	2,912,147	0	242,409	0

Marcus L. Smith	2,912,147	0	242,409	0

Susan J. Sutherland	2,912,147	0	242,409	0

Scott E. Wennerholm	2,912,147	0	242,409	0

Results are rounded to the nearest whole number.

37

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018).

38

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President and officer of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President and officer of CRM.

39

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

21124    1.31.19

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

Annual Report

January 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2019

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 37

Federal Tax Information	18

Special Meeting of Shareholders	38

Management and Organization	39

Important Notices	42

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended January 31, 2019, was positive for the municipal bond market, with the Bloomberg Barclays Municipal Bond Index,2 a broad measure of the asset class, returning 3.26%.

Bond performance, however, varied considerably across the AAA7 municipal yield curve.9 During the period, rates rose and bond prices fell in the 0–2 year and 19–30 year areas of the curve. But rates declined in the 3–18 year segment of the curve, with the largest declines — and the strongest bond price performance — occurring in the
10–12 year part of the curve. As a result, the front end of the municipal yield curve — 1–9 years — generally flattened while the back end — 10–30 years — steepened. In addition, lower-rated bonds generally outperformed higher-rated issues during the period. Municipal bonds outperformed comparable U.S. Treasurys in the 1–10 year area of the yield curve, while Treasurys outperformed municipals across the remainder of the curve.

As the period opened in February 2018, signs of increasing inflation, higher wage growth and fears that recent tax legislation might overheat the economy were pushing interest rates up and bond prices down. Upward pressure on short-term rates continued in March and June 2018 as the U.S. Federal Reserve Board (the Fed) delivered its first two rate hikes of the year. At the long end of the curve, however, fluctuating perceptions of geopolitical risk were a primary driver of rates from April through the end of August 2018. Investors toggled between concern that the U.S. was initiating a global trade war and optimism about economic growth and a potential detente between the U.S. and North Korea.

In September 2018, the Fed hiked the federal funds rate again, which pushed up both U.S. Treasury and municipal rates across the curve. In October 2018, a strong U.S. employment report and easing concerns about Italy’s national budget crisis continued the upward pressure on longer-term rates. But as 2018 came to a close, investors became increasingly concerned about a trade war with China, a potential government shutdown and dovish comments by the Fed that led the futures market to project the possibility of no further rate hikes in 2019. The result was a “flight to quality” by bond investors that pushed longer-term bond prices up and rates down in December 2018.

The first month of 2019, in contrast, was relatively quiet for bonds. As investors waited to see the outcome of the longest-ever U.S. government shutdown, municipal interest rates were virtually unchanged in January.

Fund Performance

For the 12-month period ended January 31, 2019, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (the Fund) returned 2.80% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Bloomberg Barclays 10 Year Municipal Bond Index (the

Index), which returned 4.11%. The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund provides rules-based, approximately equal-weighted exposure in each year across the 5-to-15 year maturity portion of the yield curve, with the objective of seeking current income exempt from regular federal income tax. Management seeks to add incremental return through active security selection and in-depth credit analysis.

During the period, yield curve positioning detracted from Fund performance versus the Index. While the Index was entirely positioned within the 8–12 year area of the yield curve, the Fund was approximately equally weighted across the yield curve from 5–15 years. Although rates fell and bond prices rose throughout the 5–15 year portion of the curve, the greatest rate declines — and thus the strongest price performance — occurred around the 10–year area of the curve. The Index had a greater portion of its holdings than the Fund in the 10–year area and benefited more from falling rates during the period. Similarly, the Fund had holdings in the weaker-performing 5–7 year and 13–15 year areas of the curve — where the Index had no holdings — and that positioning hurt Fund performance versus the Index.

In contrast, active selection of individual bonds based on fundamental credit research contributed to Fund performance versus the Index during the period. Meanwhile, the Fund’s duration8 and credit quality positioning were approximately in line with the Index and did not have a significant effect on relative performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/01/2010	02/01/2010	2.80%	4.48%	5.77%
Class A with 4.75% Maximum Sales Charge	—	—	–2.05	3.47	5.19
Class C at NAV	02/01/2010	02/01/2010	2.12	3.72	4.98
Class C with 1% Maximum Sales Charge	—	—	1.12	3.72	4.98
Class I at NAV	02/01/2010	02/01/2010	3.06	4.75	6.02
Bloomberg Barclays 10 Year Municipal Bond Index	—	—	4.11%	3.70%	4.34%
Bloomberg Barclays 15 Year Municipal Bond Index	—	—	4.07	4.47	4.86

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.70%	1.45%	0.45%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.88%	1.14%	2.13%
SEC 30-day Yield – Subsidized			1.67	1.02	2.01
SEC 30-day Yield – Unsubsidized			1.64	0.98	1.97

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/01/2010	$15,498	N.A.
Class I	$250,000	02/01/2010	$423,375	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Fund Profile6

Credit Quality (% of total investments)7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays 10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 8-12 years. Bloomberg Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charges reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Effective April 15, 2015, the Fund changed its investment objective and investment strategy. Performance prior to April 15, 2015 reflects the Fund’s performance under its former investment objective and policies.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 5/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[9]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term rates fall and/or short-term rates increase, and the yield curve steepens when long-term rates increase and/or short-term rates fall.

Fund profile subject to change due to active management.

5

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 – January 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/18)	Ending Account Value (1/31/19)	Expenses Paid During Period* (8/1/18 – 1/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,020.30	$3.31	**	0.65%
Class C	$1,000.00	$1,017.40	$7.12	**	1.40%
Class I	$1,000.00	$1,021.60	$2.04	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.31	**	0.65%
Class C	$1,000.00	$1,018.10	$7.12	**	1.40%
Class I	$1,000.00	$1,023.20	$2.04	**	0.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Statement of Assets and Liabilities

Assets	January 31, 2019

Investment in 5-to-15 Year Laddered Municipal Bond Portfolio, at value (identified cost, $594,081,620)	$605,284,576

Receivable for Fund shares sold	1,264,900

Total assets	$606,549,476

Liabilities

Payable for Fund shares redeemed	$941,383

Distributions payable	184,105

Payable to affiliates:

Distribution and service fees	57,405

Other	15,304

Accrued expenses	99,666

Total liabilities	$1,297,863

Net Assets	$605,251,613

Sources of Net Assets

Paid-in capital	$609,892,505

Accumulated loss	(4,640,892)

Total	$605,251,613

Class A Shares

Net Assets	$87,286,620

Shares Outstanding	7,141,607

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.22

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$12.83

Class C Shares

Net Assets	$45,308,786

Shares Outstanding	3,708,564

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$12.22

Class I Shares

Net Assets	$472,656,207

Shares Outstanding	38,697,667

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.21

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Statement of Operations

Investment Income	Year Ended January 31, 2019

Interest allocated from Portfolio	$16,034,485

Expenses allocated from Portfolio	(2,236,473)

Total investment income from Portfolio	$13,798,012

Expenses

Distribution and service fees

Class A	$234,044

Class C	507,532

Trustees’ fees and expenses	500

Custodian fee	50,702

Transfer and dividend disbursing agent fees	243,020

Legal and accounting services	32,496

Printing and postage	55,657

Registration fees	88,145

Miscellaneous	15,260

Total expenses	$1,227,356

Deduct —

Allocation of expenses to affiliate	$171,431

Total expense reductions	$171,431

Net expenses	$1,055,925

Net investment income	$12,742,087

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(8,207,796)

Net realized loss	$(8,207,796)

Change in unrealized appreciation (depreciation) —

Investments	$13,003,732

Net change in unrealized appreciation (depreciation)	$13,003,732

Net realized and unrealized gain	$4,795,936

Net increase in net assets from operations	$17,538,023

8	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$12,742,087	$10,323,557

Net realized loss	(8,207,796)	(1,604,889)

Net change in unrealized appreciation (depreciation)	13,003,732	7,218,825

Net increase in net assets from operations	$17,538,023	$15,937,493

Distributions to shareholders(1) —

Class A	$(1,744,865)	$(1,893,427)

Class C	(565,341)	(526,058)

Class I	(10,431,013)	(7,932,977)

Total distributions to shareholders	$(12,741,219)	$(10,352,462)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$18,455,738	$51,288,825

Class C	5,070,229	18,200,493

Class I	186,422,803	355,261,229

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,564,859	1,721,320

Class C	429,822	399,198

Class I	8,485,187	6,242,212

Cost of shares redeemed

Class A	(38,412,479)	(94,933,889)

Class C	(15,432,970)	(17,298,833)

Class I	(236,218,511)	(138,679,053)

Net asset value of shares converted

Class A	597,026	—

Class C	(597,026)	—

Net increase (decrease) in net assets from Fund share transactions	$(69,635,322)	$182,201,502

Other capital —

Portfolio transaction fee contributed to Portfolio	$(305,548)	$(421,341)

Portfolio transaction fee allocated from Portfolio	302,533	421,040

Net decrease in net assets from other capital	$(3,015)	$(301)

Net increase (decrease) in net assets	$(64,841,533)	$187,786,232

Net Assets

At beginning of year	$670,093,146	$482,306,914

At end of year	$605,251,613	$670,093,146 (2)

(1)

For the year ended January 31, 2018, the source of distributions was from net investment income. The current year presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commission, effective November 5, 2018.

(2)	Includes accumulated undistributed net investment income of $3,675 at January 31, 2018. The requirement to disclose the corresponding amount as of January 31, 2019 was eliminated.

9	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Financial Highlights

	Class A

	Year Ended January 31,
	2019	2018	2017		2016		2015

Net asset value — Beginning of year	$12.110	$11.900	$12.220		$12.080		$10.800

Income (Loss) From Operations

Net investment income	$0.225	$0.210	$0.175		$0.240		$0.293

Net realized and unrealized gain (loss)	0.110	0.210	(0.320)		0.140		1.280

Total income (loss) from operations	$0.335	$0.420	$(0.145)		$0.380		$1.573

Less Distributions

From net investment income	$(0.225)	$(0.210)	$(0.175)		$(0.240)		$(0.293)

Total distributions	$(0.225)	$(0.210)	$(0.175)		$(0.240)		$(0.293)

Net asset value — End of year	$12.220	$12.110	$11.900		$12.220		$12.080

Total Return(1)(2)	2.80%	3.53%	(1.21)%		3.23%		14.75%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$87,287	$104,397	$144,984		$51,806		$7,909

Ratios (as a percentage of average daily net assets):(3)

Expenses(2)	0.65%	0.65%	0.65%		0.67	%(4)	0.92	%(4)

Net investment income	1.87%	1.72%	1.41%		1.93%		2.59%

Portfolio Turnover of the Portfolio(5)	78%	35%	30	%(6)	—		—

Portfolio Turnover of the Fund	—	—	6	%(6)(7)	41%		122%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.04%, 0.05%, 0.07%, 0.18% and 0.56% of average daily net assets for the years ended January 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

10	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Financial Highlights — continued

	Class C

	Year Ended January 31,
	2019	2018	2017		2016		2015

Net asset value — Beginning of year	$12.100	$11.890	$12.210		$12.070		$10.790

Income (Loss) From Operations

Net investment income	$0.134	$0.118	$0.082		$0.152		$0.208

Net realized and unrealized gain (loss)	0.120	0.210	(0.320)		0.138		1.280

Total income (loss) from operations	$0.254	$0.328	$(0.238)		$0.290		$1.488

Less Distributions

From net investment income	$(0.134)	$(0.118)	$(0.082)		$(0.150)		$(0.208)

Total distributions	$(0.134)	$(0.118)	$(0.082)		$(0.150)		$(0.208)

Net asset value — End of year	$12.220	$12.100	$11.890		$12.210		$12.070

Total Return(1)(2)	2.12%	2.75%	(1.96)%		2.45%		13.92%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$45,309	$55,476	$53,321		$18,594		$2,390

Ratios (as a percentage of average daily net assets):(3)

Expenses(2)	1.40%	1.40%	1.40%		1.42	%(4)	1.67	%(4)

Net investment income	1.11%	0.96%	0.66%		1.17%		1.85%

Portfolio Turnover of the Portfolio(5)	78%	35%	30	%(6)	—		—

Portfolio Turnover of the Fund	—	—	6	%(6)(7)	41%		122%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.04%, 0.05%, 0.07%, 0.18% and 0.56% of average daily net assets for the years ended January 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

11	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Financial Highlights — continued

	Class I

	Year Ended January 31,
	2019	2018	2017		2016		2015

Net asset value — Beginning of year	$12.100	$11.890	$12.210		$12.070		$10.790

Income (Loss) From Operations

Net investment income	$0.255	$0.240	$0.206		$0.270		$0.322

Net realized and unrealized gain (loss)	0.110	0.210	(0.320)		0.140		1.280

Total income (loss) from operations	$0.365	$0.450	$(0.114)		$0.410		$1.602

Less Distributions

From net investment income	$(0.255)	$(0.240)	$(0.206)		$(0.270)		$(0.322)

Total distributions	$(0.255)	$(0.240)	$(0.206)		$(0.270)		$(0.322)

Net asset value — End of year	$12.210	$12.100	$11.890		$12.210		$12.070

Total Return(1)(2)	3.06%	3.79%	(0.97)%		3.49%		15.05%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$472,656	$510,220	$284,003		$94,748		$15,344

Ratios (as a percentage of average daily net assets):(3)

Expenses(2)	0.40%	0.40%	0.40%		0.42	%(4)	0.67	%(4)

Net investment income	2.11%	1.94%	1.66%		2.21%		2.83%

Portfolio Turnover of the Portfolio(5)	78%	35%	30	% (6)	—		—

Portfolio Turnover of the Fund	—	—	6	% (6)(7)	41%		122%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.04%, 0.05%, 0.07%, 0.18% and 0.56% of average daily net assets for the years ended January 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

12	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in 5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (98.8% at January 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by the Portfolio’s investments in municipal obligations, which are exempt from regular federal income tax when received by the Portfolio, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As

13

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Notes to Financial Statements — continued

required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2019 and January 31, 2018 was as follows:

	Year Ended January 31,
	2019	2018

Tax-exempt income	$12,741,219	$10,352,462

As of January 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$187,780

Deferred capital losses	$(15,995,522)

Net unrealized appreciation	$11,350,955

Distributions payable	$(184,105)

At January 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $15,995,522 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2019, $12,738,531 are short-term and $3,256,991 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.32% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $1 billion and is payable monthly. On Direct Assets of $1 billion and over, the annual fee is reduced. For the year ended January 31, 2019, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65%, 1.40% and 0.40% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2019. Pursuant to this agreement, EVM was allocated $171,431 of the Fund’s operating expenses for the year ended January 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2019, EVM earned $5,069 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,900 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2019 amounted to $234,044 for Class A shares.

14

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2019, the Fund paid or accrued to EVD $380,649 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2019 amounted to $126,883 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2019, the Fund was informed that EVD received approximately $8,000 and $10,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended January 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $60,666,586 and $143,209,197, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1H of the Portfolio’s Notes to Financial Statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2019	2018

Sales	1,535,167	4,186,392

Issued to shareholders electing to receive payments of distributions in Fund shares	129,793	141,070

Redemptions	(3,193,486)	(7,891,006)

Converted from Class C shares	48,977	—

Net decrease	(1,479,549)	(3,563,544)

	Year Ended January 31,
Class C	2019	2018

Sales	421,465	1,485,759

Issued to shareholders electing to receive payments of distributions in Fund shares	35,666	32,714

Redemptions	(1,282,992)	(1,417,974)

Converted to Class A shares	(49,033)	—

Net increase (decrease)	(874,894)	100,499

15

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Notes to Financial Statements — continued

	Year Ended January 31,
Class I	2019	2018

Sales	15,477,973	29,164,225

Issued to shareholders electing to receive payments of distributions in Fund shares	704,377	510,962

Redemptions	(19,650,265)	(11,399,214)

Net increase (decrease)	(3,467,915)	18,275,973

16

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 21, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2019, the Fund designates 100.00% of distributions from net investment income as an exempt-interest dividend.

18

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Portfolio of Investments

Tax-Exempt Investments — 97.7%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.0%(1)

New York Environmental Facilities Corp., Revolving Fund Revenue, 5.00%, 6/15/29	$50	$50,617

		$50,617

Education — 5.2%

Alabama Public School and College Authority, 5.00%, 5/1/23	$500	$566,050

Alabama Public School and College Authority, 5.00%, 5/1/24	500	578,355

Brownsburg 1999 School Building Corp., IN, 5.00%, 2/5/24	235	269,091

Brownsburg 1999 School Building Corp., IN, 5.00%, 2/5/25	200	233,038

Brownsburg 1999 School Building Corp., IN, 5.00%, 2/5/26	565	668,463

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/24	275	314,856

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/25	275	319,107

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/26	300	351,231

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/27	300	354,723

Colorado School of Mines, 4.00%, 12/1/34	890	944,299

Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/23	700	787,542

Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/24	1,000	1,144,220

Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/25	875	1,016,636

Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/26	1,000	1,173,160

Florida Higher Educational Facilities Financing Authority, (Nova Southeastern University), 5.00%, 4/1/30	750	844,418

Louisiana Public Facilities Authority, (Tulane University), 5.00%, 12/15/27	505	595,183

Massachusetts Health and Educational Facilities Authority, (Tufts University), (SPA: Wells Fargo Bank, N.A.), 1.50%, 8/15/34(2)	5,000	5,000,000

Nevada System of Higher Education, 5.00%, 7/1/24	1,000	1,130,930

North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/29	200	217,858

Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/24	100	114,302

Rhode Island Health and Educational Building Corp., (Rhode Island School of Design), (LOC: TD Bank, N.A.), 1.47%, 8/15/36(3)	5,000	5,000,000

S.M. Educational Building Corp., MS, 5.00%, 9/1/25	250	293,900

Saginaw Valley State University, MI, 5.00%, 7/1/26	750	883,770

Saginaw Valley State University, MI, 5.00%, 7/1/27	750	876,540

Security	Principal Amount (000’s omitted)	Value

Education (continued)

Saginaw Valley State University, MI, 5.00%, 7/1/28	$1,000	$1,161,720

Tarrant County Cultural Education Facilities Finance Corp., TX, (Hendrick Medical Center), 5.00%, 9/1/23	250	280,768

University of California, 5.00%, 5/15/32	3,000	3,358,200

University of North Carolina at Greensboro, 5.00%, 4/1/33	1,085	1,232,169

Virginia Commonwealth University, 4.00%, 11/1/34	1,370	1,455,159

Western Michigan University, 5.00%, 11/15/24	300	347,913

		$31,513,601

Electric Utilities — 3.7%

Brownsville, TX, Utilities System Revenue, 5.00%, 9/1/29	$1,000	$1,157,260

Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/25	365	423,612

Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/26	1,000	1,158,070

Fayetteville Public Works Commission, NC, 5.00%, 3/1/25	1,000	1,177,970

Garland, TX, Electric Utility System Revenue, 5.00%, 3/1/32	250	284,110

Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), 5.00%, 5/15/24	100	114,090

Marquette Board of Light and Power, MI, 5.00%, 7/1/27	735	855,224

North Carolina Municipal Power Agency No. 1, (Catawba), 5.00%, 1/1/29	500	588,520

Orlando Utilities Commission, FL, Utility System Revenue, (SPA: TD Bank, N.A.), 1.42%, 10/1/33(3)	5,000	5,000,000

Pend Oreille County Public Utility District No. 1, WA, Green Bonds, 5.00%, 1/1/25	500	565,220

Pend Oreille County Public Utility District No. 1, WA, Green Bonds, 5.00%, 1/1/26	1,075	1,229,875

Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/23	1,325	1,469,438

Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/25	500	574,965

Redding Joint Powers Financing Authority, CA, Electric System Revenue, 4.00%, 6/1/23	125	137,226

Redding Joint Powers Financing Authority, CA, Electric System Revenue, 5.00%, 6/1/24	300	349,287

Redding Joint Powers Financing Authority, CA, Electric System Revenue, 5.00%, 6/1/26	250	298,425

Springfield Electric System Revenue, IL, 5.00%, 3/1/22	500	544,175

Springfield Electric System Revenue, IL, 5.00%, 3/1/27	250	284,265

Springfield Electric System Revenue, IL, 5.00%, 3/1/28	250	283,210

Springfield Electric System Revenue, IL, 5.00%, 3/1/29	250	282,162

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/27	300	348,963

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/28	400	463,424

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/29	1,120	1,293,690

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/30	1,500	1,727,430

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/31	1,000	1,147,030

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/33	300	341,370

19	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)

Walnut Energy Center Authority, CA, 5.00%, 1/1/33	$250	$283,730

		$22,382,741

Escrowed / Prerefunded — 0.1%

Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), Prerefunded to 8/15/22, 5.00%, 8/15/32	$500	$554,855

		$554,855

General Obligations — 29.3%

Abilene Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/32(4)	$800	$867,736

Addison, TX, 5.00%, 2/15/26	270	302,886

Anchorage, AK, 5.00%, 9/1/23	750	854,580

Anchorage, AK, 5.00%, 9/1/24	250	291,385

Anchorage, AK, 5.00%, 9/1/25	100	118,802

Anchorage, AK, 5.00%, 9/1/27	780	919,799

Arlington County, VA, 4.00%, 8/1/27	2,090	2,279,270

Avon, OH, 4.00%, 12/1/31	340	365,850

Belding Area Schools, MI, 5.00%, 5/1/28	250	292,600

Belding Area Schools, MI, 5.00%, 5/1/30	250	289,363

Birmingham, AL, 5.00%, 12/1/25	1,050	1,243,137

Birmingham, AL, 5.00%, 12/1/27	2,460	2,987,153

Bryant School District No. 25, AR, 3.00%, 2/1/26	300	307,452

Burlington, VT, 5.00%, 11/1/24	180	205,348

Burlington, VT, 5.00%, 11/1/25	400	462,028

Burlington, VT, 5.00%, 11/1/26	150	175,557

California, 4.00%, 9/1/26	320	364,051

California, 5.00%, 8/1/24	1,390	1,619,225

California, 5.00%, 10/1/24	5,000	5,845,250

California, 5.00%, 8/1/26	2,010	2,383,458

California, 5.00%, 8/1/28	2,000	2,477,340

California, 5.00%, 8/1/32	1,590	1,850,585

California, 5.25%, 9/1/23	400	436,152

California, (LOC: Sumitomo Mitsui Banking Co.), 1.08%, 5/1/40(3)	5,000	5,000,000

Central Dauphin School District, PA, 5.00%, 2/1/29	500	587,555

Clark County, NV, 4.00%, 11/1/34	3,500	3,671,290

Collin County, TX, 5.00%, 2/15/25	1,605	1,883,981

Colonial School District, PA, 5.00%, 2/15/32	100	115,867

Colonial School District, PA, 5.00%, 2/15/33	200	230,798

Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/32	630	726,018

Dallas, TX, 5.00%, 2/15/26	4,860	5,395,961

Dallas, TX, 5.00%, 2/15/29	2,775	3,121,958

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Dallas, TX, 5.00%, 2/15/31	$3,615	$3,969,631

Delaware, 5.00%, 2/1/29	1,000	1,233,720

District of Columbia, 5.00%, 6/1/33	6,690	7,550,869

Douglas County School District No. Re-1, CO, 4.00%, 12/15/34(4)	3,000	3,235,620

Dowagiac Union School District, MI, 4.00%, 5/1/26	350	393,019

Edgewood City School District, OH, 5.25%, 12/1/33	500	564,555

Edinburg, TX, 5.00%, 3/1/24	315	359,607

Edinburg, TX, 5.00%, 3/1/25	310	359,953

Fairfax County, VA, 5.00%, 10/1/31(4)	5,730	7,063,199

Fayette County School District, GA, 5.25%, 9/1/24	1,175	1,384,925

Flower Mound, TX, 4.00%, 3/1/32	100	107,412

Flower Mound, TX, 5.00%, 3/1/27	510	605,039

Frisco Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	400	432,784

Georgia, 5.00%, 2/1/32	1,000	1,188,050

Granville Exempted Village School District, OH, 5.00%, 12/1/26	500	591,735

Harlandale Independent School District, TX, 5.00%, 8/1/29	845	991,143

Hennepin County, MN, 5.00%, 12/1/33	1,000	1,175,090

Hennepin County, MN, (SPA: TD Bank, N.A.), 1.38%, 12/1/38(3)	5,000	5,000,000

Homewood, AL, 5.00%, 9/1/28	2,000	2,366,140

Homewood, AL, 5.00%, 9/1/29	2,000	2,352,960

Hudson City School District, OH, 4.00%, 12/1/32	350	374,703

Jourdanton Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/26	500	560,750

Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/29	1,000	1,102,630

Kane, McHenry, Cook and DeKalb Counties Community Unit School District No. 300, IL, 5.00%, 1/1/28	2,370	2,781,669

La Joya Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/26	585	644,319

Lakeland, FL, 5.00%, 10/1/25	635	742,042

Lakeland, FL, 5.00%, 10/1/28	1,500	1,736,865

Lakeland, FL, 5.00%, 10/1/30	1,000	1,150,460

Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/31	850	536,903

Lewisville Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/27	1,600	1,771,216

Little Rock School District, AR, 3.00%, 2/1/23	400	407,104

McLean County Public Building Commission, IL, 5.00%, 12/1/28	200	229,746

Miami-Dade County School District, FL, 5.00%, 3/15/28	300	346,314

Miami-Dade County, FL, 5.00%, 7/1/29	1,000	1,167,140

Miamisburg City School District, OH, 4.00%, 12/1/31	300	321,843

Milpitas Unified School District, CA, (Election of 2012), 4.00%, 8/1/32	560	593,645

20	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/27	$175	$141,860

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/28	195	225,553

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/29	340	391,547

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/30	725	831,640

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/31	885	1,010,608

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/32	720	819,158

New Hampshire, 4.00%, 12/1/33	2,535	2,766,319

New York, NY, 5.00%, 8/1/25	2,000	2,376,960

North Slope Borough, AK, 5.00%, 6/30/24	2,000	2,148,020

Ohio, 5.00%, 8/1/26	1,000	1,205,440

Oregon, 2.20%, 6/1/24	815	826,312

Oregon, 2.25%, 12/1/24	1,000	1,012,680

Oregon, 2.35%, 6/1/25	165	167,383

Oregon, 2.40%, 12/1/25	1,050	1,063,671

Oregon, 2.50%, 6/1/26	1,070	1,084,745

Oregon, 2.55%, 12/1/26	430	434,984

Oregon, (SPA: U.S. Bank, N.A.), 1.47%, 12/1/36(3)	5,000	5,000,000

Pasadena, TX, 4.00%, 2/15/28	500	546,415

Pasadena, TX, 4.00%, 2/15/29	250	271,695

Pasadena, TX, 4.00%, 2/15/30	500	539,760

Pasadena, TX, 4.00%, 2/15/31	650	697,723

Pendleton School District No. 16R, Umatilla County, OR, 0.00%, 6/15/27	1,060	850,512

Pennsylvania, 4.00%, 6/1/30	5,000	5,228,600

Pennsylvania, 4.00%, 6/15/31	235	247,152

Pennsylvania, 5.00%, 7/1/24	490	563,632

Pittsburg Unified School District, CA, 5.00%, 8/1/28	920	1,129,144

Prosper Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/24	520	598,062

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/23	445	508,662

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/24	465	543,269

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/25	485	577,722

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/26	505	610,702

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/27	530	636,032

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/28	555	661,371

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/29	$575	$679,978

Romeo Community Schools, MI, 5.00%, 5/1/30	700	807,821

Romulus, MI, 4.00%, 11/1/31	250	268,730

Romulus, MI, 4.00%, 11/1/32	300	320,691

Romulus, MI, 4.00%, 11/1/33	250	265,945

SCAGO Educational Facilities Corp. for Cherokee School District, SC, 5.00%, 12/1/23	500	568,020

SCAGO Educational Facilities Corp. for Pickens School District, SC, 5.00%, 12/1/26	1,750	2,027,007

School District 27J, Adams and Weld Counties and City and County of Broomfield, CO, 4.00%, 12/1/30	750	814,553

School District 27J, Adams and Weld Counties and City and County of Broomfield, CO, 4.00%, 12/1/31	250	270,300

Seguin Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/29	300	328,467

Seward County Unified School District No. 480, KS, 5.00%, 9/1/29	2,000	2,315,820

South Texas College District, 5.00%, 8/15/30	1,295	1,454,699

Southfield Public Schools, MI, 5.00%, 5/1/25	1,100	1,282,281

Southfield Public Schools, MI, 5.00%, 5/1/27	1,000	1,194,240

St. Vrain Valley School District RE-1J, CO, 5.00%, 12/15/28	1,700	2,046,052

St. Vrain Valley School District RE-1J, CO, 5.00%, 12/15/29	1,000	1,194,780

Stamford, CT, 4.00%, 8/1/27	650	728,033

Sun Valley, ID, 5.00%, 9/15/23	685	782,996

Sun Valley, ID, 5.00%, 9/15/25	755	898,397

Sun Valley, ID, 5.00%, 9/15/26	695	841,624

Texas, (SPA: State Street Bank and Trust Co.), 1.46%, 12/1/42(3)	7,445	7,445,000

Torrance Unified School District, CA, (Election of 2014), 5.00%, 8/1/30	515	610,579

Torrance Unified School District, CA, (Election of 2014), 5.00%, 8/1/31	450	529,448

Trussville, AL, 5.00%, 10/1/31	150	167,790

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/27	510	564,881

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/28	530	583,928

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/29	545	597,402

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	570	621,722

Virginia Resources Authority, (Pooled Financing Program), 5.00%, 11/1/25	600	720,942

Washington, 5.00%, 8/1/28	1,485	1,771,872

Washington, 5.00%, 8/1/29	1,400	1,659,826

21	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/25	$265	$232,381

Will and Kendall Counties Community Consolidated School District No. 202, IL, 4.00%, 1/1/27	2,825	3,120,156

Will County Community Unit School District No. 365-U, IL, 4.00%, 1/1/30	750	795,225

Williamson County, TX, 5.00%, 2/15/28	300	344,259

York County, PA, 5.00%, 6/1/27	1,225	1,417,325

		$179,055,738

Hospital — 11.7%

Berks County Industrial Development Authority, PA, (Tower Health), 4.00%, 11/1/33	$500	$518,285

Buffalo and Erie County Industrial Land Development Corp., NY, (Catholic Health System, Inc.), 5.00%, 7/1/25	250	287,750

California Health Facilities Financing Authority, (Adventist Health System/West), 4.00%, 3/1/27	100	105,378

California Health Facilities Financing Authority, (El Camino Hospital), 5.00%, 2/1/29	750	889,837

Charlotte-Mecklenburg Hospital Authority, NC, 5.125%, 1/15/37	40	42,344

Clarke County Hospital Authority, GA, (Piedmont Healthcare, Inc.), 5.00%, 7/1/30	2,000	2,311,300

Colorado Health Facilities Authority, (NCMC, Inc.), 5.00%, 5/15/25	150	173,934

Connecticut Health and Educational Facilities Authority, (Yale New Haven Health), 5.00%, 7/1/28	5,000	5,666,450

Duluth Economic Development Authority, MN, (Essentia Health Obligated Group), 5.00%, 2/15/33	1,000	1,125,570

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/32	3,965	4,281,566

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/33	4,000	4,303,960

Idaho Health Facilities Authority, (Trinity Health Credit Group), 5.00%, 12/1/30	750	813,937

Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/27	500	582,870

Illinois Finance Authority, (Rush University Medical Center), 5.00%, 11/15/31	1,000	1,116,090

Illinois Finance Authority, (Rush University Medical Center), 5.00%, 11/15/32	1,000	1,111,250

Knox County Health, Educational and Housing Facility Board, TN, (University Health System, Inc.), 5.00%, 9/1/30	1,000	1,098,330

Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/23	150	166,805

Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/25	250	287,520

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/26	$250	$287,363

Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/27	250	285,330

Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/30	2,000	2,268,880

Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/31	1,500	1,690,725

Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/32	2,000	2,241,280

Maryland Health and Higher Educational Facilities Authority, (MedStar Health, Inc.), 5.00%, 8/15/31	1,000	1,120,700

Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/25	595	681,382

Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/24	550	624,805

Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/26	500	583,310

Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/28	500	573,485

Michigan Finance Authority, (Sparrow Obligated Group), 5.00%, 11/15/24	500	578,525

Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/27	1,500	1,635,930

Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/35	500	535,145

Missouri Health and Educational Facilities Authority, (CoxHealth), 5.00%, 11/15/31	490	551,941

Missouri Health and Educational Facilities Authority, (Saint Luke’s Health System), 5.00%, 11/15/31	1,000	1,129,190

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/23	500	549,010

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/24	500	555,635

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/28	1,340	1,467,327

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/29	775	845,843

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/23	200	225,102

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/24	100	114,688

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/25	400	466,092

22	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/28	$500	$593,900

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/29	500	589,515

New Hanover County, NC, (New Hanover Regional Medical Center), 5.00%, 10/1/26	400	472,040

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/22	800	883,688

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/25	1,000	1,176,290

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/27	700	829,094

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/28	700	823,354

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/30	520	602,451

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/31	700	804,391

New Mexico Hospital Equipment Loan Council, (Presbyterian Healthcare Services), 5.00%, 8/1/24	100	115,529

Norman Regional Hospital Authority, OK, 5.00%, 9/1/25	1,000	1,152,000

Norman Regional Hospital Authority, OK, 5.00%, 9/1/29	1,000	1,146,270

North Carolina Medical Care Commission, (North Carolina Baptist Hospital), 5.00%, 6/1/34	2,220	2,301,851

North Carolina Medical Care Commission, (Wake Forest Baptist Obligated Group), 5.00%, 12/1/33	3,030	3,320,819

Richmond County Hospital Authority, GA, (University Health Services, Inc.), 5.00%, 1/1/28	1,000	1,165,150

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/29	250	279,738

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/30	150	157,112

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/22	225	248,942

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/24	300	345,681

St. Paul Housing and Redevelopment Authority, MN, (Fairview Health Services), 5.00%, 11/15/25	500	586,350

St. Paul Housing and Redevelopment Authority, MN, (HealthPartners Obligated Group), 5.00%, 7/1/30	625	707,094

University of Kansas Hospital Authority, (KU Health System), 5.00%, 9/1/27	1,655	1,919,618

University of Kansas Hospital Authority, (KU Health System), 5.00%, 9/1/30	1,625	1,850,859

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/24	350	405,366

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/25	335	394,596

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/26	$300	$354,531

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/27	205	240,451

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/28	500	583,905

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/30	400	461,332

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/31	400	458,756

Washington Health Care Facilities Authority, (Overlake Hospital Medical Center), 5.00%, 7/1/27	1,575	1,852,310

Wisconsin Health and Educational Facilities Authority, (Agnesian HealthCare, Inc.), 5.00%, 7/1/26	400	469,008

Wisconsin Health and Educational Facilities Authority, (Ascension Health Senior Credit Group), 5.00%, 11/15/33	650	663,429

		$71,850,284

Housing — 2.2%

Connecticut Housing Finance Authority, 3.60%, 11/15/30	$145	$145,497

Georgia Housing & Finance Authority, 3.65%, 12/1/32	1,000	1,020,480

New York City Housing Development Corp., NY, 2.30%, 5/1/25	1,110	1,116,527

New York City Housing Development Corp., NY, 2.35%, 11/1/25	465	466,530

New York City Housing Development Corp., NY, 2.65%, 11/1/27	970	965,751

New York City Housing Development Corp., NY, 2.80%, 5/1/29	795	794,070

New York City Housing Development Corp., NY, 2.85%, 11/1/29	425	424,592

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.20%, 5/1/25	290	292,532

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.25%, 11/1/25	225	226,825

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.35%, 5/1/26	200	201,728

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.40%, 11/1/26	225	227,223

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.50%, 11/1/27	140	140,882

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.60%, 5/1/28	110	110,691

New York Mortgage Agency, 1.75%, 4/1/24	150	147,928

New York Mortgage Agency, 1.95%, 10/1/25	450	441,405

Seattle Housing Authority, WA, 2.625%, 12/1/23	110	112,505

Seattle Housing Authority, WA, 2.75%, 12/1/24	480	493,080

Seattle Housing Authority, WA, 2.875%, 12/1/25	900	928,278

Seattle Housing Authority, WA, 3.00%, 12/1/26	920	951,400

Tennessee Housing Development Agency, 2.80%, 7/1/26	250	256,897

Vermont Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 3.85%, 11/1/33	1,800	1,856,718

23	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing (continued)

Virginia Housing Development Authority, 1.70%, 5/1/22	$245	$244,076

Virginia Housing Development Authority, 1.85%, 5/1/23	620	619,492

Virginia Housing Development Authority, 1.95%, 11/1/23	195	195,526

Virginia Housing Development Authority, 2.40%, 5/1/26	220	224,004

Virginia Housing Development Authority, 2.55%, 5/1/27	630	637,661

Washington Housing Finance Commission, 2.05%, 6/1/24	110	110,165

Washington Housing Finance Commission, 2.25%, 6/1/25	105	105,369

Washington Housing Finance Commission, 2.30%, 12/1/25	130	130,243

Washington Housing Finance Commission, 2.40%, 6/1/26	105	105,195

		$13,693,270

Insured – Education — 0.4%

Patterson Joint Unified School District, CA, (Election 2018), (BAM), 5.00%, 8/1/28	$1,065	$1,265,295

Patterson Joint Unified School District, CA, (Election 2018), (BAM), 5.00%, 8/1/29	1,000	1,179,070

		$2,444,365

Insured – Electric Utilities — 0.1%

Sienna Plantation Municipal Utility District No. 3, TX, (AGM), 5.00%, 3/1/30	$500	$552,015

		$552,015

Insured – Escrowed / Prerefunded — 0.0%(1)

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/25	$100	$117,768

		$117,768

Insured – General Obligations — 1.1%

Albertville, AL, (BAM), 4.00%, 6/1/28	$1,130	$1,195,721

Albertville, AL, (BAM), Series A, 4.00%, 6/1/30	1,605	1,688,877

Albertville, AL, (BAM), Series C, 4.00%, 6/1/30	610	641,073

New Britain, CT, (BAM), 5.00%, 3/1/24	200	227,882

New Britain, CT, (BAM), 5.00%, 3/1/25	135	155,802

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/23	385	433,518

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/24	350	403,533

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/25	5	5,873

Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 4.00%, 12/1/25	470	505,255

Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 5.00%, 12/1/22	320	352,477

Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 5.00%, 12/1/24	325	369,008

Pocono Mountain School District, PA, (AGM), 4.00%, 9/1/27	690	761,318

		$6,740,337

Security	Principal Amount (000’s omitted)	Value

Insured – Lease Revenue / Certificates of Participation — 1.6%

Biloxi Public School District, MS, (BAM), 5.00%, 4/1/23	$1,000	$1,113,570

Biloxi Public School District, MS, (BAM), 5.00%, 4/1/25	1,500	1,725,510

Biloxi Public School District, MS, (BAM), 5.00%, 4/1/26	100	116,360

Biloxi Public School District, MS, (BAM), 5.00%, 4/1/28	500	574,530

Biloxi Public School District, MS, (BAM), 5.00%, 4/1/29	1,235	1,413,964

Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/26	250	290,235

Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/29	100	115,201

Highlands County School Board, FL, (BAM), 5.00%, 3/1/23	500	556,340

Highlands County School Board, FL, (BAM), 5.00%, 3/1/26	400	463,112

Highlands County School Board, FL, (BAM), 5.00%, 3/1/27	200	230,818

Pasco County School Board, FL, (BAM), 5.00%, 8/1/23	255	288,762

Pasco County School Board, FL, (BAM), 5.00%, 8/1/24	410	473,439

Pasco County School Board, FL, (BAM), 5.00%, 8/1/25	305	358,012

Pasco County School Board, FL, (BAM), 5.00%, 8/1/26	355	421,690

Pasco County School Board, FL, (BAM), 5.00%, 8/1/27	605	715,558

Pasco County School Board, FL, (BAM), 5.00%, 8/1/29	510	594,472

		$9,451,573

Insured – Special Tax Revenue — 0.1%

Successor Agency to Yuba City Redevelopment Agency, CA, (AGM), 5.00%, 9/1/24	$115	$134,162

Successor Agency to Yuba City Redevelopment Agency, CA, (AGM), 5.00%, 9/1/25	420	499,712

		$633,874

Insured – Transportation — 2.0%

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/23	$440	$497,710

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/24	350	404,306

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/25	500	587,800

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/26	320	375,635

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/27	375	437,944

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/30	1,000	1,168,930

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/31	1,250	1,448,363

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/32	1,650	1,900,684

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/33	2,450	2,807,822

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/34	2,485	2,835,460

		$12,464,654

Insured – Water and Sewer — 0.1%

Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/24	$150	$172,256

Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/30	250	289,937

		$462,193

24	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation — 7.4%

Adams County, CO, Certificates of Participation, 4.00%, 12/1/28	$1,000	$1,093,640

Broward County School Board, FL, 5.00%, 7/1/25	500	588,805

Broward County School Board, FL, 5.00%, 7/1/27	500	589,545

Broward County School Board, FL, 5.00%, 7/1/29	500	581,890

Broward County School Board, FL, Series A, 5.00%, 7/1/23	500	565,015

Broward County School Board, FL, Series A, 5.00%, 7/1/24	1,250	1,444,075

California Public Works Board, 5.00%, 11/1/29	1,000	1,187,320

Canadian County Educational Facilities Authority, OK, (Mustang Public Schools), 5.00%, 9/1/26	500	592,000

Cleveland County Educational Facilities Authority, OK, (Noble Public Schools), 5.00%, 9/1/25	300	349,080

Colorado Department of Transportation, 5.00%, 6/15/30	350	405,955

Colorado Department of Transportation, 5.00%, 6/15/31	310	357,833

Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, 5.00%, 6/1/25	500	574,270

Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, 5.00%, 6/1/29	3,000	3,508,740

Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, 5.00%, 6/1/30	3,000	3,479,490

Eagle County, CO, Certificates of Participation, 5.00%, 12/1/26	200	235,580

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/23	135	150,111

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/24	550	620,763

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/25	570	652,502

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/26	595	671,017

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/27	620	691,839

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/28	645	712,828

Georgia Municipal Association, Inc., Certificates of Participation, (Atlanta Public Safety), 5.00%, 12/1/28	410	490,758

Kentucky Property and Buildings Commission, 5.00%, 4/1/27	1,710	1,994,835

Kentucky Property and Buildings Commission, 5.00%, 11/1/27	2,350	2,727,010

Lee County School Board, FL, Certificates of Participation, 5.00%, 8/1/32	1,495	1,717,890

Medina City School District, OH, 5.00%, 12/1/23	350	396,235

Medina City School District, OH, 5.00%, 12/1/24	400	460,956

Oklahoma County Finance Authority, OK, (Deer Creek Public Schools), 5.00%, 12/1/25	1,405	1,649,751

Oklahoma County Finance Authority, OK, (Deer Creek Public Schools), 5.00%, 12/1/26	2,000	2,325,000

Oklahoma County Finance Authority, OK, (Midwest City-Del City Public Schools), 5.00%, 10/1/24	850	979,370

Oklahoma County Finance Authority, OK, (Midwest City-Del City Public Schools), 5.00%, 10/1/25	1,000	1,171,840

Oklahoma County Finance Authority, OK, (Midwest City-Del City Public Schools), 5.00%, 10/1/26	1,000	1,187,790

Oklahoma County Finance Authority, OK, (Western Heights Public Schools), 5.00%, 9/1/23	1,250	1,409,062

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)

Orange County School Board, FL, 5.00%, 8/1/32	$1,935	$2,208,280

Pennington County, SD, Certificates of Participation, 5.00%, 6/1/27	1,300	1,511,289

Plymouth Intermediate District No. 287, MN, Certificates of Participation, 5.00%, 2/1/30	385	452,390

Public Finance Authority, WI, (KU Campus Development Corp.), 5.00%, 3/1/29	500	577,530

Riverside County Public Financing Authority, CA, 5.00%, 11/1/27	850	1,004,173

Riverside County Public Financing Authority, CA, 5.00%, 11/1/28	950	1,116,440

South Dakota Building Authority, 5.00%, 6/1/26	500	595,555

South Dakota Building Authority, 5.00%, 6/1/27	635	727,646

South Dakota Building Authority, 5.00%, 6/1/28	210	243,193

South Dakota Building Authority, Series 2015B, 5.00%, 6/1/30	200	229,834

St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/24	500	517,420

Tulsa County Industrial Authority, OK, (Broken Arrow Public Schools), 5.00%, 9/1/23	500	565,730

		$45,312,275

Other Revenue — 9.6%

Bexar County, TX, Combination Tax and Revenue Certificates of Obligation, 4.00%, 6/15/34	$1,005	$1,068,466

Black Belt Energy Gas District, AL, 4.00% to 12/1/23 (Put Date), 12/1/48	5,100	5,362,497

California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), 1.964% (70% of 1 mo. USD LIBOR + 0.20%), to 4/1/21 (Put Date), 10/1/47(5)	2,500	2,499,400

District of Columbia, (National Public Radio, Inc.), 5.00%, 4/1/28	1,000	1,162,490

District of Columbia, (National Public Radio, Inc.), 5.00%, 4/1/29	1,000	1,157,570

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/32	825	947,504

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/33	640	733,312

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/34	510	581,966

Fulton County Development Authority, GA, (Robert W. Woodruff Arts Center, Inc.), 5.00%, 3/15/24	600	678,642

Hyland Hills Park & Recreation District, CO, 5.00%, 12/15/25	155	182,113

Hyland Hills Park & Recreation District, CO, 5.00%, 12/15/26	150	178,980

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00%, 7/1/24	5,000	5,332,750

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00% to 6/1/25 (Put Date), 12/1/49	5,000	5,274,900

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/30	400	448,048

25	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/31	$250	$278,350

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/32	365	404,905

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/33	300	331,818

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/34	475	523,645

Louisiana Local Government Environmental Facilities and Community Development Authority, 5.00%, 12/1/32	2,355	2,761,426

Louisiana Local Government Environmental Facilities and Community Development Authority, 5.00%, 12/1/34	2,425	2,814,697

Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/27	500	583,485

Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/29	275	316,778

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, (Liq: Royal Bank of Canada), 4.00% to 9/1/23 (Put Date), 4/1/48	7,500	7,930,125

Mississippi Development Bank, Special Obligation Bond, (East Mississippi Correctional Facility), 5.00%, 8/1/25	1,000	1,153,640

Mississippi Development Bank, Special Obligation Bond, (Jackson Public School District), 5.00%, 4/1/25	1,270	1,470,406

Rhode Island Health and Educational Building Corp., (Barrington), 5.00%, 5/15/28	1,060	1,284,423

Spartanburg County School District No. 7, SC, Special Obligation Bonds, 5.00%, 12/1/24	350	405,829

Tennessee Energy Acquisition Corp., Gas Project Revenue, 4.00% to 11/1/25 (Put Date), 11/1/49	5,000	5,287,300

Virginia Resources Authority, 5.00%, 11/1/28	3,135	3,570,546

Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/31	2,500	2,919,175

Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/32	1,000	1,166,390

		$58,811,576

Senior Living / Life Care — 3.2%

Atlantic Beach, FL, (Fleet Landing), 3.00%, 11/15/23	$2,500	$2,505,875

Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/24	160	175,259

Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/28	1,480	1,632,766

Bexar County Health Facilities Development Corp., TX, (Army Retirement Residence Foundation), 5.00%, 7/15/33	1,500	1,597,575

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/28	50	54,050

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/30	910	974,119

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/22	$250	$269,985

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/25	100	111,858

Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 2.50%, 1/1/26	640	619,770

Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 5.00%, 1/1/27	1,035	1,155,733

East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/21	250	268,817

East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/31	250	278,205

Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 5/1/22	225	243,137

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 3.00%, 2/1/27	1,000	978,390

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/23	600	645,762

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/28	250	276,015

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/29	600	655,002

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/30	200	216,786

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/31	250	269,540

New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 5.00%, 11/1/22	175	187,999

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/23	150	163,764

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/24	150	165,336

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/25	100	110,501

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/26	1,100	1,210,440

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/27	50	54,768

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/29	125	135,784

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/32	225	242,082

North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2016A, 5.00%, 10/1/30	200	215,946

North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2016A, 5.00%, 10/1/31	675	724,180

North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2017A, 5.00%, 10/1/30	250	270,775

26	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2017A, 5.00%, 10/1/31	$175	$188,755

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/32	400	427,680

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/33	500	533,090

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/34	2,000	2,122,200

		$19,681,944

Special Tax Revenue — 3.4%

Atlanta Development Authority, GA, (New Downtown Atlanta Stadium), 5.00%, 7/1/26	$100	$116,966

Cape Coral, FL, Special Obligation Bonds, 5.00%, 10/1/23	500	569,015

Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 6/1/31	1,000	1,186,210

Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 6/1/32	500	589,775

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/25	250	294,358

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/26	1,025	1,228,360

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/29	900	1,057,887

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/30	950	1,109,505

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/31	895	1,040,652

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/32	735	849,454

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 10/1/32	1,200	1,313,016

Mississippi Development Bank, Special Obligation Bonds, (Hinds County School District), 4.00%, 3/1/25	470	514,062

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/31	4,000	4,781,600

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/32	1,800	2,069,154

New York, Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 8/1/33	1,190	1,348,960

Oregon Department of Transportation, Highway User Tax Revenue, 5.00%, 11/15/31	1,300	1,498,809

Successor Agency to San Mateo Redevelopment Agency, CA, 5.00%, 8/1/26	100	115,869

Successor Agency to San Mateo Redevelopment Agency, CA, 5.00%, 8/1/29	140	161,125

Tri-County Metropolitan Transportation District, OR, Payroll Tax Revenue, 5.00%, 9/1/32	1,000	1,174,040

		$21,018,817

Security	Principal Amount (000’s omitted)	Value

Transportation — 11.3%

Allegheny County Airport Authority, PA, (Pittsburgh International Airport), 4.00%, 1/1/31	$1,000	$1,027,350

Arizona Transportation Board, Highway Revenue, 5.00%, 7/1/27	2,755	3,302,529

Bay Area Toll Authority, CA, (San Francisco Bay Area), 2.10% to 4/1/22 (Put Date), 4/1/45	2,000	2,012,380

Bay Area Toll Authority, CA, (San Francisco Bay Area), 2.95% to 4/1/26 (Put Date), 4/1/47	1,800	1,886,580

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/25	100	116,033

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/26	1,000	1,175,020

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/28	150	170,123

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/29	150	169,245

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/30	500	561,240

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/31	1,000	1,116,700

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/33	500	553,475

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/28	2,905	3,463,457

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/29	3,060	3,624,203

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/30	1,000	1,176,580

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/31	1,000	1,167,290

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/32	2,565	2,978,350

Chicago, IL, (O’Hare International Airport), Series 2015B, 5.00%, 1/1/24	200	227,614

Clark County, NV, Highway Revenue, 5.00%, 7/1/33	3,000	3,380,370

Commonwealth Transportation Board, VA, 5.00%, 9/15/30	1,240	1,467,441

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/30	2,545	2,679,910

Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/24	650	761,351

Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/31	1,650	1,920,946

Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/32	2,100	2,433,627

Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/28	500	572,465

Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/29	1,000	1,141,290

Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/30	750	852,795

Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	650	760,779

Illinois Toll Highway Authority, 5.00%, 1/1/29	175	202,367

Illinois Toll Highway Authority, 5.00%, 12/1/32	350	396,123

Kentucky Asset/Liability Commission, 2015 Federal Highway Trust Fund, 5.00%, 9/1/24	250	287,382

Kentucky Turnpike Authority, 5.00%, 7/1/33	500	554,945

Metropolitan Transportation Authority, NY, 5.00%, 11/15/27	1,500	1,748,610

Metropolitan Transportation Authority, NY, Green Bonds, 5.00%, 11/15/29	2,435	2,859,177

Metropolitan Transportation Authority, NY, 5.00%, 11/15/41	415	447,831

Miami-Dade County, FL, Seaport Revenue, 5.00%, 10/1/23	130	145,174

27	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

New Orleans Aviation Board, LA, 5.00%, 1/1/28	$150	$176,637

New Orleans Aviation Board, LA, 5.00%, 1/1/31	190	219,026

North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/23	750	842,377

North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/29	550	630,470

North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/30	400	455,744

Pennsylvania Turnpike Commission, 2.13%, (SIFMA + 0.70%), 12/1/23(5)	5,000	4,990,950

Port of Seattle, WA, 5.00%, 3/1/24	250	285,793

Port of Seattle, WA, 5.00%, 3/1/25	150	173,112

Port of Seattle, WA, 5.00%, 3/1/27	250	287,100

Port of Seattle, WA, 5.00%, 3/1/29	250	285,548

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/28	1,370	1,644,342

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/31	300	356,436

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/32	660	778,754

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/33	600	704,166

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/34	650	759,343

Texas Transportation Commission, 5.00%, 4/1/33	50	56,948

Wayne County Airport Authority, MI, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/31	2,920	3,457,309

Wayne County Airport Authority, MI, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/34	1,005	1,171,177

Wisconsin, Transportation Revenue, 5.00%, 7/1/31	3,450	3,951,319

Wisconsin, Transportation Revenue, 5.00%, 7/1/32	700	800,177

		$69,367,480

Water and Sewer — 5.2%

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/25	$300	$351,096

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/29	115	132,659

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/30	100	114,844

Glendale, AZ, Water and Sewer Revenue, 5.00%, 7/1/28	1,500	1,740,975

Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue, 5.00%, 2/1/28	500	591,865

King County, WA, Sewer Revenue, 4.00%, 7/1/33	5,140	5,415,761

Lancaster, OH, Wastewater System Revenue, 4.00%, 12/1/28	670	734,943

Marin Public Financing Authority, CA, (Sausalito-Marin City Sanitary District), 4.00%, 4/1/31	130	143,880

Marin Public Financing Authority, CA, (Sausalito-Marin City Sanitary District), 4.00%, 4/1/32	875	961,048

Memphis, TN, Sanitary Sewerage System Revenue, 4.00%, 10/1/32	1,895	2,022,154

Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/27	600	716,520

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/29	$500	$591,465

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), (SPA: Barclays Bank PLC), 1.63%, 6/15/50(2)	5,000	5,000,000

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), (SPA: JPMorgan Chase Bank, N.A.), 1.63%, 6/15/50(2)	5,000	5,000,000

Oklahoma City Water Utilities Trust, OK, 5.00%, 7/1/26	3,000	3,399,600

Rapid City, SD, Water Revenue, 4.00%, 11/1/29	600	656,274

Rapid City, SD, Water Revenue, 4.00%, 11/1/30	670	728,230

Rapid City, SD, Water Revenue, 5.00%, 11/1/26	1,000	1,177,940

Rapid City, SD, Water Revenue, 5.00%, 11/1/27	515	605,578

St. Joseph Industrial Development Authority, MO, (Sewerage System Improvements), 5.00%, 4/1/26	500	579,895

Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/27	505	589,552

Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/28	550	637,643

		$31,891,922

Total Tax-Exempt Investments — 97.7% (identified cost $586,609,290)		$598,051,899

Other Assets, Less Liabilities — 2.3%		$14,376,498

Net Assets — 100.0%		$612,428,397

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2019, the concentration of the Portfolio’s investments in the various states, determined as a percentage of net assets, is less than 10% individually.

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2019, 5.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 2.1% to 3.4% of total investments.

(1)	Amount is less than 0.05%.

(2)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at January 31, 2019.

(3)

Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, is determined by the remarketing agent and represents the rate in effect at January 31, 2019.

(4)	When-issued security.

28	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Portfolio of Investments — continued

(5)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2019.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

LIBOR	–	London Interbank Offered Rate

Liq	–	Liquidity Provider

LOC	–	Letter of Credit

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SPA	–	Standby Bond Purchase Agreement

Currency Abbreviations:

USD	–	United States Dollar

29	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Statement of Assets and Liabilities

Assets	January 31, 2019

Unaffiliated investments, at value (identified cost, $586,609,290)	$598,051,899

Cash	26,224,797

Interest receivable	5,686,704

Receivable for investments sold	648,392

Receivable from affiliate	9,840

Total assets	$630,621,632

Liabilities

Payable for investments purchased	$6,867,941

Payable for when-issued securities	11,085,037

Payable to affiliate:

Investment adviser fee	163,839

Accrued expenses	76,418

Total liabilities	$18,193,235

Net Assets applicable to investors’ interest in Portfolio	$612,428,397

30	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Statement of Operations

Investment Income	Year Ended January 31, 2019

Interest	$16,210,797

Total investment income	$16,210,797

Expenses

Investment adviser fee	$2,067,248

Trustees’ fees and expenses	31,656

Custodian fee	174,116

Legal and accounting services	58,176

Miscellaneous	18,586

Total expenses	$2,349,782

Deduct —

Allocation of expenses to affiliate	$88,730

Total expense reductions	$88,730

Net expenses	$2,261,052

Net investment income	$13,949,745

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(8,296,867)

Net realized loss	$(8,296,867)

Change in unrealized appreciation (depreciation) —

Investments	$13,159,193

Net change in unrealized appreciation (depreciation)	$13,159,193

Net realized and unrealized gain	$4,862,326

Net increase in net assets from operations	$18,812,071

31	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$13,949,745	$11,752,466

Net realized loss	(8,296,867)	(1,636,424)

Net change in unrealized appreciation (depreciation)	13,159,193	7,838,450

Net increase in net assets from operations	$18,812,071	$17,954,492

Capital transactions —

Contributions	$60,489,911	$211,735,515

Withdrawals	(143,479,290)	(55,926,844)

Portfolio transaction fee	305,881	432,365

Net increase (decrease) in net assets from capital transactions	$(82,683,498)	$156,241,036

Net increase (decrease) in net assets	$(63,871,427)	$174,195,528

Net Assets

At beginning of year	$676,299,824	$502,104,296

At end of year	$612,428,397	$676,299,824

32	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Financial Highlights

	Year Ended January 31,		Period Ended January 31, 2017(1)
Ratios/Supplemental Data	2019	2018

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.35%	0.35%	0.35	%(3)

Net investment income	2.16%	2.01%	1.71	%(3)

Portfolio Turnover	78%	35%	30	%(4)

Total Return(2)	3.11%	3.83%	(0.80	)%(4)

Net assets, end of year (000’s omitted)	$612,428	$676,300	$502,104

(1)	For the period from the start of business, March 28, 2016, to January 31, 2017.

(2)

The investment adviser reimbursed certain operating expenses (equal to 0.01%, 0.01% and 0.02% of average daily net assets for the years ended January 31, 2019 and 2018 and the period ended January 31, 2017, respectively). Absent this reimbursement, total return would be lower.

(3)	Annualized.

(4)	Not annualized.

33	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek current income exempt from regular federal income tax. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At January 31, 2019, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund and Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares held an interest of 98.8% and 1.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of January 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will

34

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Notes to Financial Statements — continued

be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by Eaton Vance Management (EVM) to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.32% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates on average daily net assets of $1 billion or more, and is payable monthly. For the year ended January 31, 2019, the Portfolio’s investment adviser fee amounted to $2,067,248 or 0.32% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $88,730 of the Portfolio’s operating expenses for the year ended January 31, 2019.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $483,535,235 and $515,898,613, respectively, for the year ended January 31, 2019.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at January 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$586,606,093

Gross unrealized appreciation	$11,998,259

Gross unrealized depreciation	(552,453)

Net unrealized appreciation	$11,445,806

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended January 31, 2019.

35

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Notes to Financial Statements — continued

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$598,051,899	$—	$598,051,899

Total Investments	$—	$598,051,899	$—	$598,051,899

36

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of 5-to-15 Year Laddered Municipal Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of 5-to-15 Year Laddered Municipal Bond Portfolio (the “Portfolio”), including the portfolio of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from the start of business, March 28, 2016, to January 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of January 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, March 28, 2016, to January 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 21, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

37

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2019

Special Meeting of Shareholders (Unaudited)

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Mark R. Fetting	52,195,441	610,202

Keith Quinton	52,181,453	624,190

Marcus L. Smith	52,190,175	615,467

Susan J. Sutherland	52,231,356	574,286

Scott E. Wennerholm	52,018,768	786,875

Results are rounded to the nearest whole number.

5-to-15 Year Laddered Municipal Bond Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Mark R. Fetting	99%	1%

Keith Quinton	99%	1%

Marcus L. Smith	99%	1%

Susan J. Sutherland	99%	1%

Scott E. Wennerholm	99%	1%

Results are rounded to the nearest whole number.

38

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) and 5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018).

39

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President and officer of CRM.

40

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President and officer of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

41

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

42

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Investment Adviser of 5-to-15 Year Laddered

Municipal Bond Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton

Vance TABS 5-to-15 Year Laddered Municipal Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

22626    1.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief

Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance High Yield Municipal Income Fund, Eaton Vance TABS Intermediate-Term Municipal Bond Fund, Eaton Vance TABS Short-Term Municipal Bond Fund, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund, Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust II (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 6 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended January 31, 2018 and January 31, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance High Yield Municipal Income Fund

Fiscal Years Ended	1/31/18	1/31/19
Audit Fees	$80,270	$80,570
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,860	$15,860
All Other Fees(3)	$0	$0

Total	$96,130	$96,430

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

Fiscal Years Ended	1/31/18	1/31/19
Audit Fees	$41,020	$40,370
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,701	$9,451
All Other Fees(3)	$0	$0

Total	$51,721	$49,821

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund

Fiscal Years Ended	1/31/18	1/31/19
Audit Fees	$15,000	$15,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,451	$9,451
All Other Fees(3)	$0	$0

Total	$24,451	$24,451

Eaton Vance TABS Short-Term Municipal Bond Fund

Fiscal Years Ended	1/31/18	1/31/19
Audit Fees	$40,040	$40,040
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,701	$9,451
All Other Fees(3)	$0	$0

Total	$50,741	$49,491

Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund

Fiscal Years Ended	1/31/18	1/31/19
Audit Fees	$29,250	$29,975
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,636	$9,636
All Other Fees(3)	$0	$0

Total	$38,886	$39,611

Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund

Fiscal Years Ended	1/31/18	1/31/19
Audit Fees	$24,250	$24,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,886	$10,936
All Other Fees(3)	$0	$0

Total	$35,136	$35,186

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds comprised all of the Series of the Trust at January 31, 2019, and have the same fiscal year end (January 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/18	1/31/19
Audit Fees	$229,830	$230,205
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$67,235	$64,785
All Other Fees(3)	$0	$0

Total	$297,065	$294,990

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/18	1/31/19
Registrant(1)	$67,235	$64,785
Eaton Vance(2)	$148,018	$126,485

(1)	Includes all of the Series of the Trust.
(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrant

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust II

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 22, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 22, 2019